Premier Money Market Shares


                                    P R O S P E C T U S

                                    August 1, 2004



                                    Money Market Portfolio

                                    Government & Agency Securities Portfolio


                                    Tax-Exempt Portfolio


                                    Treasury Portfolio








                                    As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------
Table of Contents

P R E M I E R   M O N E Y   M A R K E T   S H A R E S


How the Portfolios Work                              How to Invest in the Portfolios

  3  Money Market Portfolio                           27  Policies You Should Know About

  8  Government & Agency Securities Portfolio         32  Understanding Distributions and Taxes

 12  Tax-Exempt Portfolio

 17  Treasury Portfolio

 21  Other Policies and Risks

 22  Who Manages and Oversees the Portfolios

 24  Financial Highlights


--------------------------------------------------------------------------------
                                                             TICKER SYMBOL CPRXX

Money Market Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income consistent with stability of capital.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:


o Portfolio securities are denominated in US dollars and generally have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their effective maturities to 12 months or less at the time of purchase.


o The portfolio buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:


   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of comparable quality by the advisor; or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of comparable quality by the advisor.



Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

o US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US government, banks (both US banks and US branches of foreign banks), corporations and municipalities. The portfolio will normally invest at least 25% of total assets in bank obligations.

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.


Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.


Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.


Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:


o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.


The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio's Premier Money Market Shares have varied from year to year, which may give some idea of risk. The table shows how the portfolio's Premier Money Market Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2003, the portfolio's Premier Money Market Shares 7-day yield was 0.09%. To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at (800) 231-8568.

The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE


2001      3.40
2002      0.98
2003      0.21


2004 total return as of June 30: 0.07%

For the period included in the bar chart:

Best Quarter: 1.24%,    Worst Quarter: 0.02%, Q4 2003 Q1 2001


--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2003
--------------------------------------------------------------------------------

             1 Year                              Since Inception*
--------------------------------------------------------------------------------
              0.21%                                    2.44%
--------------------------------------------------------------------------------


*    Commencement of operations is 2/23/00.

Total returns would have been lower if operating expenses hadn't been reduced.

Recent and any future declines in interest rate levels could cause the portfolio's earnings to fall below the portfolio's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice. For more recent Premier Money Market Shares performance information, contact the financial advisor from which you obtained this prospectus.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold Premier Money Market Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%)
(paid directly from your investment)            None
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%)
(deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                  0.17%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                        0.25
--------------------------------------------------------------------------------
Other Expenses*                                 0.64
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses**     1.06
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the figures above, this example helps you compare the portfolio's Premier Money Market Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

    1 Year           3 Years           5 Years            10 Years
--------------------------------------------------------------------------------
     $108              $337             $585               $1,294
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                             TICKER SYMBOL CPGXX

Government & Agency Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide maximum current income consistent with stability of capital.

While the advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change.


The portfolio pursues its goal by investing exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities and repurchase agreements backed by these securities. The portfolio maintains a dollar-weighted average maturity of 90 days or less. Portfolio securities are denominated in US dollars and have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 12 months or less at the time of purchase. Although the US government guarantees the timely payment of interest and principal, it does not guarantee the market value of these obligations, which may change in response to changes in interest rates.


Principal investments

The portfolio exclusively invests in the following types of investments:


o US Treasury bills, notes, bonds and other obligations issued by the US government, its agencies and instrumentalities.


o Repurchase agreements for which the portfolio buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

The portfolio may invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates).

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.


Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities may vary as interest rates decrease or increase. Because of the portfolio's high credit standards, its yield may be lower than the yields of money funds that do not limit their investments to US government and agency securities.


Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This, in turn, could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.


Credit Risk. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Other securities are backed by the full faith and credit of the US government.


An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio's Premier Money Market Shares have varied from year to year, which may give some idea of risk. The table shows how the portfolio's Premier Money Market Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2003, the portfolio's Premier Money Market Shares 7-day yield was 0.06%. To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at (800) 231-8568.

The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

2001      3.29
2002      0.90
2003      0.17


2004 total return as of June 30: 0.03%

For the period included in the bar chart:

Best Quarter: 1.23%,    Worst Quarter: 0.02%, Q4 2003 Q1 2001


--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2003
--------------------------------------------------------------------------------

             1 Year                              Since Inception*
--------------------------------------------------------------------------------
              0.17%                                    2.35%
--------------------------------------------------------------------------------


*    Commencement of operations is 3/1/00.

Total returns would have been lower if operating expenses hadn't been reduced.

Recent and any future declines in interest rate levels could cause the portfolio's earnings to fall below the portfolio's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice. For more recent Premier Money Market Shares performance information, contact the financial advisor from which you obtained this prospectus.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold Premier Money Market Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%)
(paid directly from your investment)            None
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%)
(deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                  0.17%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                        0.25
--------------------------------------------------------------------------------
Other Expenses*                                 0.61
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses**     1.03
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the figures above, this example helps you compare the portfolio's Premier Money Market Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

    1 Year            3 Years            5 Years            10 Years
--------------------------------------------------------------------------------
     $105               $328              $569               $1,259
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                             TICKER SYMBOL ITRXX

Tax-Exempt Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.

The portfolio normally invests at least 80% of net assets in municipal securities, the income from which is free from regular federal income tax and from alternative minimum tax (AMT). This policy is fundamental and may not be changed without shareholder approval.

This portfolio is designed for investors in a moderate to high tax bracket who are interested in federal tax-free income along with the liquidity and stability that a money fund is designed to offer.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality, short-term municipal obligations and maintains a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their effective maturities to 12 months or less at the time of purchase.

o The portfolio buys short-term municipal obligations that at the time of purchase:

   - have received the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of comparable quality by the advisor; or


   - have no short-term rating, but are rated in one of the top two highest long-term rating categories, or are determined to be of comparable quality by the advisor.

Principal investments

The portfolio primarily invests in the following types of investments:

o Municipal trust receipts (MTRs). MTRs may also be called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates or municipal securities trust receipts. MTRs are typically structured by a bank, brokerdealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. The portfolio managers may invest up to 25% of the portfolio's net assets in MTRs.

o General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

o Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works project the bonds are financing, but are not generally backed by the issuer's taxing power.

o Tax-exempt commercial paper, which is tax-exempt obligations of borrowers that generally mature in 270 days or less.

o Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

o Municipal obligations, backed by letters of credit (a document issued by a bank guaranteeing the issuer's payments for a stated amount), general bank guarantees or municipal bond insurance.

o Floating rate bonds whose interest rates vary with changes in specified market rates or indexes. The portfolio may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value within 397 days of purchase.

o Private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and industrial development bonds. Note that the interest on these bonds may be subject to local, state and federal income taxes, including the AMT.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio


There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: The lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. For example, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio primarily buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions. In addition, the municipal securities market is narrower, less liquid and has fewer investors than the taxable market.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.


Municipal Trust Receipts Risk. The portfolio's investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds and notes. There is some risk that certain tax issues could be resolved in a manner that could adversely impact the performance of the portfolio.


Special Tax Features. Political or legal actions could change the tax-exempt status of the portfolio's dividends. Also, to the extent that the portfolio invests in taxable securities, a portion of its income would be subject to regular federal income taxation.


Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the portfolio's assets in high quality money market investments that are subject to federal income tax. To the extent that the portfolio might do so, it may not meet its goal of a high level of current tax-free income.


An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio's Premier Money Market Shares have varied from year to year, which may give some idea of risk. The table shows how the portfolio's Premier Money Market Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2003, the portfolio's Premier Money Market Shares taxable equivalent yield was 0.20%. To learn the current yield, investors may call the portfolio's Shareholder Service Agent at (800) 231-8568.

The taxable equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the portfolio's tax-free yield. Yield is the income generated by a portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of a portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

2001              1.93
2002              0.55
2003              0.13


2004 total return as of June 30: 0.05%

For the period included in the bar chart:

Best Quarter: 0.64%,    Worst Quarter: 0.01%, Q4 2003 Q1 2001


--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2003
--------------------------------------------------------------------------------

                          1 Year                              Since Inception*
--------------------------------------------------------------------------------
                           0.13%                                    1.41%
--------------------------------------------------------------------------------


*    Commencement of operations is 3/7/00.

Total returns would have been lower if operating expenses hadn't been reduced.


Recent and any future declines in interest rate levels could cause the portfolio's earnings to fall below the portfolio's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice. For more recent Premier Money Market Shares performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold Premier Money Market Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%)
(paid directly from your investment)             None
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%)
(deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                  0.17%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                        0.25
--------------------------------------------------------------------------------
Other Expenses*                                 0.63
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses**     1.05
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the figures above, this example helps you compare the portfolio's Premier Money Market Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

    1 Year             3 Years             5 Years                 10 Years
--------------------------------------------------------------------------------
     $107                $334               $579                    $1,283
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                             TICKER SYMBOL IEXXX

Treasury Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide maximum current income consistent with stability of capital.


The portfolio pursues its goal by investing exclusively in short-term US Treasury securities or in repurchase agreements backed by US Treasury securities. The timely payment of principal and interest on these securities is guaranteed by the full faith and credit of the US government. The portfolio may invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). However, everything the portfolio buys must meet the rules for money market portfolio investments.

While we give priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change.

The portfolio seeks to achieve its goal of current income by investing only in US Treasury securities paying a fixed, variable or floating interest rate and repurchase agreements backed by obligations of the US Treasury and maintains a dollar-weighted average maturity of 90 days or less. Portfolio securities are denominated in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase. Although the US government guarantees the timely payment of interest and principal, it does not guarantee the market value of these obligations, which may change in response to changes in interest rates.


Principal investments

The portfolio exclusively invests in the following types of investments:

o US Treasury obligations, either directly or through repurchase agreements. In a repurchase agreement, the fund buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Income paid on US Treasury securities is usually free from state and local income taxes and, for most portfolio shareholders, the bulk of portfolio distributions will be free from these taxes as well (although not from federal income tax).

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities may vary as interest rates decrease or increase. Because of the portfolio's high credit standards, its yield may be lower than the yields of money funds that do not limit their investments to US Treasury securities.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This, in turn, could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio's Premier Money Market Shares have varied from year to year, which may give some idea of risk. The table shows how the portfolio's Premier Money Market Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2003, the portfolio's Premier Money Market Shares 7-day yield was 0.05%. To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at (800) 231-8568.

The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

2001      2.98
2002      0.82
2003      0.21


2004 total return as of June 30: 0.03%

For the period included in the bar chart:

Best Quarter: 1.21%,    Worst Quarter: 0.01%, Q4 2003 Q1 2001


--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2003
--------------------------------------------------------------------------------

                          1 Year                              Since Inception*
--------------------------------------------------------------------------------
                           0.21%                                    2.10%
--------------------------------------------------------------------------------


*    Commencement of operations is 4/28/00.


Total returns would have been lower if operating expenses hadn't been reduced.

Recent and any future declines in interest rate levels could cause the portfolio's earnings to fall below the portfolio's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice. For more recent Premier Money Market Shares performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold Premier Money Market Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%)
(paid directly from your investment)            None
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%)
(deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                  0.15%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                        0.25
--------------------------------------------------------------------------------
Other Expenses*                                 0.88
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses**     1.28
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the figures above, this example helps you compare the portfolio's Premier Money Market Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

    1 Year          3 Years          5 Years             10 Years
--------------------------------------------------------------------------------
     $130             $406            $702                $1,545
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, Treasury Portfolio's Board could change the portfolio's investment goal without seeking shareholder approval.

o For Government & Agency Securities Portfolio, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's policy of investing exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities and repurchase agreements backed by these securities. For Treasury Portfolio, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's policy of investing exclusively in short-term US Treasury securities or in repurchase agreements backed by treasury securities.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolios.

If you want more information on a portfolio's permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Portfolios

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes each portfolio's investment decisions, buys and sells securities for each portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the most recent fiscal year, as a percentage of each portfolio's average daily net assets:

--------------------------------------------------------------------------------
Portfolio Name                                 Fee Paid
--------------------------------------------------------------------------------

Money Market Portfolio                          0.17%
--------------------------------------------------------------------------------
Government & Agency Securities                  0.17%
Portfolio
--------------------------------------------------------------------------------
Tax-Exempt Portfolio                            0.17%
--------------------------------------------------------------------------------
Treasury Portfolio                              0.15%
--------------------------------------------------------------------------------

Regulatory Update. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serve as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of each portfolio. These investment professionals have a broad range of experience managing money market funds.

Financial Highlights

These tables are designed to help you understand each portfolio's financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each portfolio's financial statements, is included in that portfolio's annual report (see "Shareholder reports" on the last page).


Money Market Portfolio -- Premier Money Market Shares

--------------------------------------------------------------------------------
 Years Ended April 30,     2004        2003       2002        2001      2000^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value,       $   1.00    $   1.00   $   1.00    $   1.00   $  1.00
beginning of period
--------------------------------------------------------------------------------
Net investment income      .001        .007        .02         .05       .01
--------------------------------------------------------------------------------
Less distributions        (.001)      (.007)      (.02)       (.05)     (.01)
from net investment
income
--------------------------------------------------------------------------------
Net asset value, end   $   1.00    $   1.00   $   1.00    $   1.00   $  1.00
of period
--------------------------------------------------------------------------------
Total Return (%)            .11^b       .75       2.14        5.56^b     .94^b**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of        2,925       3,023      2,552       2,236        11
period ($ millions)
--------------------------------------------------------------------------------
Ratio of expenses          1.06         .93        .97         .97^c     .98*
before expense
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses          1.05         .93        .97         .96^c     .95*
after expense
reductions (%)
--------------------------------------------------------------------------------
Ratio of net                .11         .77       2.09        5.37      5.19*
investment income (%)
--------------------------------------------------------------------------------

^a For the period February 23, 2000 (commencement of operations) to April 30,
   2000.

^b Total return would have been lower had certain expenses not been reduced.

^c The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .95% and .95%, respectively.

*  Annualized

** Not annualized

Government & Agency Securities Portfolio -- Premier Money Market Shares

--------------------------------------------------------------------------------
 Years Ended April 30,     2004        2003        2002        2001      2000^b
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value,        $  1.00    $   1.00    $   1.00   $   1.00   $   1.00
beginning of period
--------------------------------------------------------------------------------
Net investment income      .001        .006         .02        .05        .01
--------------------------------------------------------------------------------
Less distributions from   (.001)      (.006)       (.02)      (.05)      (.01)
net investment income
--------------------------------------------------------------------------------
Net asset value, end of $  1.00    $   1.00    $   1.00    $  1.00   $   1.00
period
--------------------------------------------------------------------------------
Total Return (%)            .11^a       .65        2.03       5.46^a      .84**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of        1,555       1,724       1,384      1,300          4
period ($ millions)
--------------------------------------------------------------------------------
Ratio of expenses          1.03         .97         .98        .98^c     1.00*
before expense
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after    1.02         .97         .98        .97^c     1.00*
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment     .11         .68        1.97       5.24       5.01*
income (%)
--------------------------------------------------------------------------------

^a Total return would have been lower had certain expenses not been reduced.

^b For the period March 1, 2000 (commencement of operations) to April 30, 2000.

^c The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .96% and .96%, respectively.

*  Annualized

** Not annualized


Tax-Exempt Portfolio -- Premier Money Market Shares

--------------------------------------------------------------------------------
 Years Ended April 30,     2004        2003       2002        2001       2000^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value,        $  1.00    $   1.00    $  1.00    $   1.00   $   1.00
beginning of period
--------------------------------------------------------------------------------
Net investment income     .0009        .004        .01         .03        .01
--------------------------------------------------------------------------------
Less distributions from  (.0009)      (.004)      (.01)       (.03)      (.01)
net investment income
--------------------------------------------------------------------------------
Net asset value, end of $  1.00    $   1.00    $  1.00    $   1.00   $   1.00
period
--------------------------------------------------------------------------------
Total Return (%)            .09^b       .42       1.25        3.21        .45**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of          174         182        101          87        .40
period ($ millions)
--------------------------------------------------------------------------------
Ratio of expenses          1.05         .96        .91         .97^c      .96*
before expense
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after     .96         .96        .91         .97^c      .96*
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment     .09         .44       1.25        3.06       3.05*
income (%)
--------------------------------------------------------------------------------

^a For the period March 7, 2000 (commencement of operations) to April 30, 2000.

^b Total returns would have been lower had certain expenses not been reduced.

^c The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was .97%.

*  Annualized

** Not annualized

Treasury Portfolio -- Premier Money Market Shares

--------------------------------------------------------------------------------
 Years Ended March 31,                      2004       2003      2002   2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period     $  1.00    $  1.00   $  1.00 $ 1.00
--------------------------------------------------------------------------------
Net investment income                       .001       .007       .02    .05
--------------------------------------------------------------------------------
Less distributions from net investment     (.001)     (.007)     (.02)  (.05)
income
--------------------------------------------------------------------------------
Net asset value, end of period           $  1.00    $  1.00   $  1.00 $ 1.00
--------------------------------------------------------------------------------
Total Return (%)                             .10^b      .69^b    1.99   5.04^b**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)        30         31        21     22
--------------------------------------------------------------------------------
Ratio of expenses before expense            1.28        .95       .93   1.12^c*
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense              .98        .94       .93   1.00^c*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)           .11        .73      2.16   5.20*
--------------------------------------------------------------------------------

^a For the period April 28, 2000 (commencement of operations) to March 31, 2001.

^b Total return would have been lower had certain expenses not been reduced.

^c The ratios of operating expenses excluding costs incurred with a fund complex reorganization in fiscal 2001 before and after expense reductions were 1.10% and 1.00% respectively.

*  Annualized

** Not annualized

--------------------------------------------------------------------------------

How to Invest in the Portfolios

The following pages describe the main policies associated with buying and selling shares of the portfolios. There is also information on dividends and taxes and other matters that may affect you as a portfolio shareholder.

Because these portfolios are available only through a financial advisor, such as a broker or financial institution, you should contact a representative of your financial advisor for instructions on how to buy or sell portfolio shares.


Policies You Should Know About

The policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.


If you are investing through financial advisors, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that financial advisors may charge fees separate from those charged by the portfolios.


Keep in mind that the information in this prospectus applies only to each portfolio's Premier Money Market Shares. Money Market Portfolio has four other share classes; Tax-Exempt Portfolio has three other share classes; Government & Agency Securities Portfolio and Treasury Portfolio each have one other share class. The portfolios' additional classes are described in separate prospectuses and have different fees, requirements and services.

Rule 12b-1 Plan

Each portfolio has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of the class that are used by Scudder Distributors, Inc., as principal underwriter, to pay for distribution and services for that class. Under the 12b-1 plan, each portfolio pays an annual distribution fee, payable monthly, of 0.25% of each portfolio's average daily net assets. Because 12b-1 fees are paid out of the portfolio's assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than paying other types of sales charges.

Householding

In order to reduce the amount of mail you receive and to help reduce portfolio expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 231-8568.

Policies about transactions

The portfolios are open for business each day the New York Stock Exchange is open.

Normally, each portfolio calculates its share price every business day: at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time for Money Market Portfolio; at 12:00 p.m., 2:00 p.m. and 4:00 p.m. Eastern time for Treasury Portfolio; at 12:00 p.m., 2:00 p.m., 4:00 p.m. and 9:00 p.m. Eastern time for Government & Agency Securities Portfolio; and at 12:00 p.m. and 4:00 p.m. Eastern time for Tax-Exempt Portfolio.

As noted earlier, each portfolio expects to maintain a stable $1.00 share price.


You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each portfolio then we may reject your application and order.

Each portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by each portfolio, after a reasonable effort to do so, you will receive written notification.

Each portfolio generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

For Government & Agency Securities Portfolio and Treasury Portfolio, wire transactions that arrive by 2:00 p.m. Eastern time (12:00 p.m. Eastern time for Tax-Exempt Portfolio) will receive that day's dividend. Wire transactions received by 4:00 p.m. Eastern time (for Tax-Exempt Portfolio and Treasury Portfolio) or 9:00 p.m. (for Government & Agency Securities Portfolio) will start to accrue dividends the next calendar day. Investments by check will be effective at 4:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day. Confirmed share purchases that are effective at 9:00 p.m. Eastern time for Government & Agency Securities Portfolio will receive dividends upon receipt of payment in accordance with the time provisions above.

For Money Market Portfolio, wire transactions that arrive by 4:00 p.m. Eastern time will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time, for effectiveness at the 4:00 p.m. Eastern time net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions, and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day.

Please contact your financial advisor for wire instructions and purchase orders.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 12:00 p.m. Eastern time (4:00 p.m. Eastern time for Money Market Portfolio) and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

Checkwriting lets you sell shares of a portfolio by writing a check. Your investment keeps earning dividends until your check clears. Please note that you should not write checks for less than $100 or for more than $5,000,000. Note as well that we can't honor any check larger than your balance at the time the check is presented to us.

Please keep in mind that if you make a recent purchase by check and that check has not cleared yet, those funds will not be available for redemption for up to 10 days.

The portfolios accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler's checks, money orders, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you want to sell more than $50,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided with the original guarantee.

If your shares are registered directly with the portfolios' transfer agent, you can sell them by sending a written request (with a signature guarantee) to:

Scudder Investments Service Company
Attention: Transaction Processing
P.O. Box 219557
Kansas City, MO 64121


Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although for Government & Agency Securities, Tax-Exempt and Treasury Portfolios only it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.


You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

Your financial advisor may set its own minimum investments, although those set by each portfolio are as follows:

o  Minimum initial investment: $1,000

o  Minimum additional investment: $100

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

How the portfolios calculate share price

To calculate the net asset value per share, or NAV, each portfolio uses the following equation:

                  TOTAL ASSETS - TOTAL LIABILITIES
                ------------------------------------    = NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you sell shares is also the NAV.

In valuing securities, we typically use the amortized cost method (the method used by most money market funds).

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase order; freeze any account (meaning you will not be able to purchase portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in each portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability

o close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice so you can either increase your balance or close your account (this policy doesn't apply to most retirement accounts)

o for each portfolio, except Money Market Portfolio, pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; generally, a portfolio won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a portfolio's net assets, whichever is less


o change, add or withdraw various services, fees and account policies (for example, we may adjust a portfolio's investment minimums at any time)


o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares

o each portfolio reserves the right to reject or limit purchase orders, without prior notice, for these or other reasons.

o each portfolio reserves the right at any time to waive or increase the minimum investment requirements or change, add or withdraw various services, fees and account policies. All orders to purchase shares of the fund are subject to acceptance and are not binding until confirmed or accepted in writing


Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A portfolio's earnings are separate from any gains or losses stemming from your own purchase of shares.) A portfolio may not always pay a distribution for a given period.


Each portfolio's income dividends are declared daily and paid monthly to shareholders. The portfolios may take into account capital gains and losses in their daily dividend declarations. The portfolios may make additional distributions for tax purposes if necessary.


You can choose how to receive your dividends and distributions. You may have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund.

Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges.

For federal income tax purposes, distributions of investment income (other than "tax-exempt dividends" for the Tax-Exempt Portfolio) are taxable as ordinary income. The portfolios do not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because each portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is the same as a sale.

For most shareholders, dividends from the Tax-Exempt Portfolio are generally exempt from federal income tax, and a portion of the dividends from the Government & Agency Securities Portfolio are generally exempt from state and local income taxes. However, there are a few exceptions:


o A portion of the portfolio's dividends may be taxable as ordinary income if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short or long-term capital gains.

o With respect to the Tax-Exempt Portfolio, because the portfolio can invest up to 20% of assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the Tax-Exempt Portfolio may have on the federal taxation of your benefits.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Your portfolio will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and each portfolio's financial statements. Shareholders get the reports automatically. For more copies, call (800) 621-1048.

Statement of Additional Information (SAI) -- This tells you more about a portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


If you'd like to ask for copies of these documents, please contact Scudder Investments, your financial advisor or the SEC (see below). If you like, you can look over these materials and other information about the portfolios at the SEC's Public Reference Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from Scudder Investments and from the EDGAR database are free; those from the SEC involve a copying fee. If you're a shareholder and have questions, please contact Scudder Investments at (800) 621-1048.


SEC
Public Reference Section
Washington, DC 20549-0102
(202) 942-8090
www.sec.gov


SEC File Numbers:


Cash Account Trust                  811-5970

Money Market Portfolio

Government & Agency Securities
Portfolio

Tax-Exempt Portfolio



Investors Cash Trust                811-6103

Treasury Portfolio

         Institutional Money
         Market Shares

                           P R O S P E C T U S


                           August 1, 2004



                           Money Market Portfolio










                           As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents


M O N E Y   M A R K E T   P O R T F O L I O --  I N S T I T U T I O N A L
M O N E Y   M A R K E T   S H A R E S





How the Portfolio Works                              How to Invest in the Portfolio

 3  The Portfolio's Main Investment Strategy         11  Policies You Should Know About

                                                     15  Understanding Distributions and Taxes
 4  The Main Risks of Investing in the Portfolio


 6  The Portfolio's Performance History

 7  How Much Investors Pay

 8  Other Policies and Risks

 8  Who Manages and Oversees the Portfolio

10  Financial Highlights

--------------------------------------------------------------------------------
                                                            TICKER SYMBOL  CXIXX


Money Market Portfolio



The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income consistent with stability of capital.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:


o Portfolio securities are denominated in US dollars and generally have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their effective maturities to 12 months or less at the time of purchase.


o The portfolio buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:


   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of comparable quality by the advisor; or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of comparable quality by the advisor.


Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

o US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.


o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.


The portfolio may buy securities from many types of issuers, including the US government, banks (both US banks and US branches of foreign banks), corporations and municipalities. The portfolio will normally invest at least 25% of total assets in bank obligations.

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Portfolio


There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.


Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentali-ties are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.


Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.


Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:


o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.


The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio's Institutional Money Market Shares have varied from year to year, which may give some idea of risk. The table shows how the portfolio's Institutional Money Market Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2003, the portfolio's Institutional Money Market Shares 7-day yield was 0.93%. To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at (800) 231-8568.

The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


2000      6.42
2001      4.14
2002      1.65
2003      1.01

2004 total return as of June 30: 0.46%

For the periods included in the bar chart:

Best Quarter: 1.65%, Q3 2000                    Worst Quarter: 0.22%, Q3 2003

--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2003
--------------------------------------------------------------------------------

                         1 Year                              Since Inception*
--------------------------------------------------------------------------------
                          1.01%                                    3.64%
--------------------------------------------------------------------------------

*    Inception date is 1/22/1999.

In the chart and the table, total returns would have been lower if operating expenses hadn't been reduced.


Recent and any future declines in interest rate levels could cause the portfolio's earnings to fall below the portfolio's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice. To find out current Institutional Money Market Shares performance, contact the financial advisor from which you obtained this prospectus.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold Institutional Money Market Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%)
(paid directly from your investment)            None
-------------------------------------------------------------
 Annual Portfolio Operating Expenses (%)
(deducted from portfolio assets)
-------------------------------------------------------------
Management Fee                                  0.17%
-------------------------------------------------------------
Distribution/Service (12b-1) Fee                0.01
-------------------------------------------------------------
Other Expenses*                                 0.06
-------------------------------------------------------------
Total Annual Portfolio Operating Expenses**     0.24
-------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the figures above, this example helps you compare the portfolio's Institutional Money Market Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

    1 Year       3 Years       5 Years        10 Years
--------------------------------------------------------------------------------
     $25           $77          $135             $306
--------------------------------------------------------------------------------

Other Policies and Risks

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Portfolio

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions and DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM receives a management fee from the portfolio. For the most recent fiscal year, the actual amount the portfolio paid in management fees was 0.17% of its average daily net assets.

Regulatory Update. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serve as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases fund Trustees, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Financial Highlights


This table is designed to help you understand the portfolio's financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young, LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the last page).


Money Market Portfolio -- Institutional Shares

--------------------------------------------------------------------------------
 Years Ended April 30,     2004        2003        2002       2001        2000
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value,        $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
beginning of period
--------------------------------------------------------------------------------
Net investment income       .009       .014         .03         .06        .05
--------------------------------------------------------------------------------
Less distributions from   (.009)     (.014)       (.03)       (.06)      (.05)
net investment income
--------------------------------------------------------------------------------
Net asset value, end of $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
period
--------------------------------------------------------------------------------
Total Return (%)             .93     1.45^a      2.85^a      6.32^a     5.50^a
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of           106        110         100         287        183
period ($ millions)
--------------------------------------------------------------------------------
Ratio of expenses            .24        .31         .25         .27        .29
before expense
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after      .24        .25         .23         .25        .25
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment      .92       1.44        2.83        6.25       5.58
income (%)
--------------------------------------------------------------------------------

^a Total return would have been lower had certain expenses not been reduced.

--------------------------------------------------------------------------------
How to Invest in the Portfolio

The following pages describe the main policies associated with buying and selling shares of the portfolio. There is also information on dividends and taxes and other matters that may affect you as a portfolio shareholder.

Because this portfolio is available only through a financial advisor, such as a broker or financial institution, you should contact a representative of your financial advisor for instructions on how to buy or sell portfolio shares.

Policies You Should Know About

The policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.


If you are investing through financial advisors, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that financial advisors may charge fees separate from those charged by the portfolio.


Keep in mind that the information in this prospectus applies only to the portfolio's Institutional Money Market Shares. The portfolio has four other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

Rule 12b-1 Plan

The portfolio has adopted a plan under Rule 12b-1 for the portfolio's Institutional Money Market Shares that authorizes the payment of an annual shareholder services fee, payable monthly, of 0.01% of the portfolio's average daily net assets. Because 12b-1 fees are paid out of the portfolio's assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than paying other types of sales charges.

Householding

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 231-8568.

Policies about transactions

The portfolio is open for business each day the New York Stock Exchange is open. Normally, the portfolio calculates its share price three times every business day at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time.

As noted earlier, the portfolio expects to maintain a stable $1.00 share price.


You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the portfolio then we may reject your application and order.

The portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the portfolio, after a reasonable effort to do so, you will receive written notification.

The portfolio generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Orders to buy shares of the portfolio will be accepted only by wire transfer in the form of Federal Funds. In addition, the portfolio will not accept new accounts with a non-US address. Wire transactions that arrive by 4:00 p.m. Eastern time will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time, for effectiveness at the 4:00 p.m. Eastern time net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions, and the availability of investments for the portfolio.

Please contact your financial advisor for wire instructions or purchase orders.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However you won't receive that day's dividend.

Earlier deadlines may be established for certain types of transactions. See the portfolio's Statement of Additional Information for more information.

Checkwriting lets you sell portfolio shares by writing a check. Your investment keeps earning dividends until your check clears. Please note that you should not write checks for less than $100 or for more than $5,000,000. Note as well that we can't honor any check larger than your balance at the time the check is presented to us. It's not a good idea to close out an account using a check because the account balance could change between the time you write the check and the time it is presented.

When you want to sell more than $50,000 worth of shares or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided with the original guarantee.

If your shares are registered directly with the portfolio's transfer agent, you can sell them by sending a written request (with a signature guarantee) to:

Scudder Investments Service Company
Attention: Transaction Processing
P.O. Box 219557
Kansas City, MO 64121

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received). There is also one circumstance when it could be longer: when unusual circumstances (as specifically set forth in the Statement of Additional Information and Section 22(e) of the Investment Company Act of 1940) prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

Selling shares of trust accounts and business and organization accounts may require additional documentation. Please contact your financial advisor for more information.

Your financial advisor may set its own minimum investments, although the minimum initial investment set by the portfolio is $250,000.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

How the portfolio calculates share price

To calculate the net asset value per share, or NAV, the share class of the portfolio uses the following equation:

        TOTAL ASSETS - TOTAL LIABILITIES
       ----------------------------------     = NAV
       TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares is also the NAV.

In valuing securities, we typically use the amortized cost method (the method used by most money market funds).

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase order; freeze any account (meaning you will not be able to purchase portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio's shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability

o close your account and send you the proceeds if your balance falls below $100,000; we will give you 60 days' notice so you can either increase your balance or close your account (this policy doesn't apply to most retirement accounts)

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the portfolio's investment minimums at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares


o the portfolio reserves the right to reject or limit purchase orders, without prior notice, for these or other reasons


o the portfolio reserves the right at any time to waive or increase the minimum investment requirements or change, add or withdraw various services, fees and account policies. All orders to purchase shares of the fund are subject to acceptance and are not binding until confirmed or accepted in writing

Understanding Distributions and Taxes


By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. The portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The portfolio's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The portfolio may not always pay a distribution for a given period.


The portfolio's income dividends are declared daily and paid monthly to shareholders. The portfolio may take into account capital gains and losses in its daily dividend declarations. The portfolio may make additional distributions for tax purposes if necessary.


You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in portfolio shares (at NAV) or all sent to you by check or wire. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. The portfolio does not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because the portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is the same as a sale.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

The portfolio will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. These also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholders get the reports automatically. For more copies, call (800) 537-3177.


Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


If you'd like to ask for copies of these documents, please contact Scudder Investments, your financial advisor or the SEC (see below). If you like, you can look over these materials and other information about the portfolio at the SEC's Public Reference Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from Scudder Investments and from the EDGAR database are free; those from the SEC involve a copying fee. If you're a shareholder and have questions, please contact Scudder Investments at (800) 537-3177.


SEC
Public Reference Section
Washington, DC 20549-0102
(202) 942-8090
www.sec.gov

SEC File Number
Cash Account Trust                  811-5970

        Institutional Select Money
        Market Shares



                               P R O S P E C T U S


                               August 1, 2004



                               Money Market
                               Portfolio









                               As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------
Table of Contents

M O N E Y   M A R K E T   P O R T F O L I O --  I N S T I T U T I O N A L
S E L E C T   M O N E Y   M A R K E T   S H A R E S



How the Portfolio Works                            How to Invest in the Portfolio

 3  The Portfolio's Main Investment Strategy       12  Policies You Should Know About

 5  The Main Risks of Investing in the Portfolio   17  Understanding Distributions and Taxes

 7  The Portfolio's Performance History

 8  How Much Investors Pay

 9  Other Policies and Risks

 9  Who Manages and Oversees the Portfolio

11  Financial Highlights

--------------------------------------------------------------------------------
                                                             ticker symbol CINXX


  Money Market Portfolio



The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income consistent with stability of capital.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:


o Portfolio securities are denominated in US dollars and generally have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their effective maturities to 12 months or less at the time of purchase.


o The portfolio buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:


   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of comparable quality by the advisor; or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of comparable quality by the advisor.

Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

o US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US government, banks (both US banks and US branches of foreign banks), corporations and municipalities. The portfolio will normally invest at least 25% of total assets in bank obligations.

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 12 months or less.

This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History


The bar chart shows how the total returns for the portfolio's Institutional Select Money Market Shares have varied from year to year, which may give some idea of risk. The table shows how the portfolio's Institutional Select Money Market Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2003, the portfolio's Institutional Select Money Market Shares' 7-day yield was 0.99%. To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at (800) 537-3177.


The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


2003      1.07


2004 total return as of June 30: 0.49%

For the periods included in the bar chart:

Best Quarter: 0.31%, Q1 2003                    Worst Quarter: 0.23%, Q3 2003

--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2003               Institutional Shares
--------------------------------------------------------------------------------
                 1 Year                              Since Inception*
--------------------------------------------------------------------------------
                  1.07%                                    1.10%
--------------------------------------------------------------------------------


*    Inception date is 12/2/2002.


Recent and any future declines in interest rate levels could cause the portfolio's earnings to fall below the portfolio's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice. To find out current Institutional Select Money Market Shares performance, contact the financial advisor from which you obtained this prospectus.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold Institutional Select Money Market Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%) (paid directly from your investment)                None
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%) (deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                                           0.17%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                         None
--------------------------------------------------------------------------------
Other Expenses*                                                          0.01
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses**                              0.18
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the figures above, this example helps you compare the portfolio's Institutional Select Money Market Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

       1 Year               3 Years             5 Years            10 Years
--------------------------------------------------------------------------------
         $18                  $58                $101                $230
--------------------------------------------------------------------------------

Other Policies and Risks

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Portfolio

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions and DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM receives a management fee from the portfolio. For the most recent fiscal year, the actual amount the portfolio paid in management fees was 0.17% of its average daily net assets.

Regulatory Update. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serve as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases fund Trustees, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the last page).

Money Market Portfolio -- Institutional Select Money Market Shares

--------------------------------------------------------------------------------
                                                               2004       2003^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                       $   1.00   $   1.00
--------------------------------------------------------------------------------
Net investment income                                          .010       .005
--------------------------------------------------------------------------------
Less distributions from net investment income                (.010)     (.005)
--------------------------------------------------------------------------------
Net asset value, end of period                             $   1.00   $   1.00
--------------------------------------------------------------------------------
Total Return (%)                                                .99      .52**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         .001       .001
--------------------------------------------------------------------------------
Ratio of expenses (%)                                           .18       .19*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                              .98      1.33*
--------------------------------------------------------------------------------

^a For the period from December 2, 2002 (commencement of sales of Institutional Select Money Market Shares) to April 30, 2003.

*    Annualized

**   Not annualized

--------------------------------------------------------------------------------
How to Invest in the Portfolio


The following pages describe the main policies associated with buying and selling shares of the portfolio. There is also information on dividends and taxes and other matters that may affect you as a portfolio shareholder.

Because this portfolio is available only through a financial advisor, such as a broker or financial institution, you should contact a representative of your financial advisor for instructions on how to buy or sell portfolio shares.

Policies You Should Know About

The policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.


If you are investing through financial advisors, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that financial advisors may charge fees separate from those charged by the portfolio.


Keep in mind that the information in this prospectus applies only to the portfolio's Institutional Select Money Market Shares. The portfolio has four other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

Householding

In order to reduce the amount of mail you receive and to help reduce portfolio expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 537-3177.

Policies about transactions

The portfolio is open for business each day the New York Stock Exchange is open. Normally, the portfolio calculates its share price three times every business day at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time. As noted earlier, the portfolio seeks to maintain a stable $1.00 share price.


You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the portfolio then we may reject your application and order.

The portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the portfolio, after a reasonable effort to do so, you will receive written notification.

The portfolio generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Orders to buy shares of the portfolio will be accepted only by wire transfer in the form of Federal Funds. In addition, the portfolio will not accept new accounts with a non-US address. Wire transactions that arrive by 4:00 p.m. Eastern time will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time, for effectiveness at the 4:00 p.m. Eastern time net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions, and the availability of investments for the portfolio.

Please contact your financial advisor for wire instructions on purchase orders.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However you won't receive that day's dividend.

Earlier deadlines may be established for certain types of transactions. See the portfolio's Statement of Additional Information for more information.


Telephone Transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 537-3177 at a later date.


When you want to sell more than $50,000 worth of shares or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided with the original guarantee.

If your shares are registered directly with the portfolio's transfer agent, you can sell them by sending a written request (with a signature guarantee) to:

Scudder Investments Service Company
Attention: Transaction Processing
P.O. Box 219557
Kansas City, MO 64121

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received). There is also one circumstance when it could be longer: when unusual circumstances (as specifically set forth in the Statement of Additional Information and Section 22(e) of the Investment Company Act of 1940) prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

Your financial advisor may set its own minimum investments, although the minimum initial investment set by the portfolio is $1,000,000.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

How the portfolio calculates share price

To calculate the net asset value per share, or NAV, the share class of the portfolio uses the following equation:

        TOTAL ASSETS - TOTAL LIABILITIES
       ----------------------------------     = NAV
       TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares is also the NAV.

In valuing securities, we typically use the amortized cost method (the method used by most money market funds).

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase order; freeze any account (meaning you will not be able to purchase portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares

o close your account and send you the proceeds if your balance falls below $100,000; we will give you 60 days' notice so you can either increase your balance or close your account (this policy doesn't apply to most retirement accounts)


o change, add or withdraw various services, fees and account policies (for example, we may adjust the portfolio's investment minimums at any time)

o the portfolio reserves the right to reject or limit purchase orders, without prior notice, for these or other reasons


o the portfolio reserves the right at any time to waive or increase the minimum investment requirements or change, add or withdraw various services, fees and account policies. All orders to purchase shares of the fund are subject to acceptance and are not binding until confirmed or accepted in writing

Understanding Distributions and Taxes


By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. The portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The portfolio's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The portfolio may not always pay a distribution for a given period.


The portfolio's income dividends are declared daily and paid monthly to shareholders. The portfolio may take into account capital gains and losses in its daily dividend declarations. The portfolio may make additional distributions for tax purposes if necessary.


You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in portfolio shares (at NAV) or all sent to you by check or wire. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.


For federal income tax purposes, distributions of investment income are taxable as ordinary income. The portfolio does not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because the portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is the same as a sale.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

The portfolio will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. These also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholders get the reports automatically. For more copies, call (800) 537-3177.


Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


If you'd like to ask for copies of these documents, please contact Scudder Investments, your financial advisor or the SEC (see below). If you like, you can look over these materials and other information about the portfolio at the SEC's Public Reference Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from Scudder Investments and from the EDGAR database are free; those from the SEC involve a copying fee. If you're a shareholder and have questions, please contact Scudder Investments at (800) 537-3177.


SEC
Public Reference Section
Washington, DC 20549-0102
(202) 942-8090
www.sec.gov


SEC File Number
Cash Account Trust                  811-5970

                 Premium Reserve
                 Money Market Shares

                                    P R O S P E C T U S

                                    August 1, 2004


                                    Money Market Portfolio





                                    As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents

MONEY MARKET PORTFOLIO -- PREMIUM RESERVE MONEY MARKET SHARES



 How the Portfolio Works                              How to Invest in the Portfolio

   3  The Portfolio's Main Investment Strategy         12  Policies You Should Know About

   5  The Main Risks of Investing in the Portfolio     17  Understanding Distributions and Taxes

   7  The Portfolio's Performance History

   8  How Much Investors Pay

   9  Other Policies and Risks

   9  Who Manages and Oversees the Portfolio

  11  Financial Highlights


--------------------------------------------------------------------------------
                                                          TICKER SYMBOL CXPXX


Money Market Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income consistent with stability of capital.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:


o Portfolio securities are denominated in US dollars and generally have remaining maturities of 12 months or less at the time of purchase. The fund may also invest in securities that have features that reduce their effective maturities to 12 months or less at the time of purchase.


o The portfolio buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:


   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of comparable quality by the advisor; or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of comparable quality by the advisor.

Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

o US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US government, banks (both US banks and US branches of foreign banks), corporations and municipalities. The portfolio will normally invest at least 25% of total assets in bank obligations.

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.


Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.


Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.


Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:


o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio's Premium Reserve Money Market Shares have varied from year to year, which may give some idea of risk. The table shows how the portfolio's Premium Reserve Money Market Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2003, the portfolio's Premium Reserve Money Market Shares 7-day yield was 0.67%. To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at (800) 231-8568.

The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

2000      5.96
2001      3.80
2002      1.30
2003      0.67


2004 total return as of June 30: 0.31%

For the periods included in the bar chart:

Best Quarter: 1.54%, Q3 2000                    Worst Quarter: 0.14%, Q3 2003


--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2003
--------------------------------------------------------------------------------

                  1 Year                          Since Inception*
--------------------------------------------------------------------------------
                   0.67%                               3.25%
--------------------------------------------------------------------------------

*    Inception date is 1/22/1999.


Recent and any future declines in interest rate levels could cause the portfolio's earnings to fall below the portfolio's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice. To find out current Premium Reserve Money Market Shares performance, contact the financial advisor from which you obtained this prospectus.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold Premium Reserve Money Market Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%)
(paid directly from your investment)               None
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%)
(deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                     0.17%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                   0.10
--------------------------------------------------------------------------------
Other Expenses*                                    0.26
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses**        0.53
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the figures above, this example helps you compare the portfolio's Premium Reserve Money Market Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

    1 Year       3 Years          5 Years          10 Years
--------------------------------------------------------------------------------
     $54           $170            $296              $665
--------------------------------------------------------------------------------

Other Policies and Risks

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Who Manages and Oversees the Portfolio

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM receives a management fee from the portfolio. For the most recent fiscal year, the actual amount the portfolio paid in management fees was 0.17% of its average daily net assets.

Regulatory Update. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serve as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases fund Trustees, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.


The portfolio managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the last page).

Money Market Portfolio -- Premium Reserve Money Market Shares

--------------------------------------------------------------------------------
 Years Ended April 30,     2004        2003        2002       2001        2000
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value,        $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
beginning of period
--------------------------------------------------------------------------------
Net investment income       .006       .011         .03         .06        .05
--------------------------------------------------------------------------------
Less distributions from    (.006)     (.011)       (.03)       (.06)      (.05)
net investment income
--------------------------------------------------------------------------------
Net asset value, end of $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
period
--------------------------------------------------------------------------------
Total Return (%)             .63       1.06        2.56        5.87       5.05
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of           257        132         133         105         17
period ($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)        .53        .58         .52         .67        .68
--------------------------------------------------------------------------------
Ratio of net investment      .63       1.12        2.54        5.54       5.31
income (%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

How to Invest in the Portfolio

The following pages describe the main policies associated with buying and selling shares of the portfolio. There is also information on dividends and taxes and other matters that may affect you as a portfolio shareholder.

Because this portfolio is available only through a financial advisor, such as a broker or financial institution, you should contact a representative of your financial advisor for instructions on how to buy or sell portfolio shares.


Policies You Should Know About

The policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisor.


If you are investing through financial advisor, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that financial advisors may charge fees separate from those charged by the portfolio.


Keep in mind that the information in this prospectus applies only to the portfolio's Premium Reserve Money Market Shares. The portfolio has four other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

Rule 12b-1 Plan

The portfolio has adopted a plan under Rule 12b-1 for the portfolio's Premium Reserve Money Market Shares that authorizes the payment of an annual shareholder services fee, payable monthly, of 0.10% of that portfolio's average daily net assets. Because 12b-1 fees are paid out of the portfolio's assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than paying other types of sales charges.

Householding

In order to reduce the amount of mail you receive and to help reduce portfolio expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 231-8568.

Policies about transactions

The portfolio is open for business each day the New York Stock Exchange is open. Normally, the portfolio calculates its share price three times every business day at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time.

As noted earlier, the portfolio expects to maintain a stable $1.00 share price.


You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the portfolio then we may reject your application and order.

The portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the portfolio, after a reasonable effort to do so, you will receive written notification.

The portfolio generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Wire transactions that arrive by 4:00 p.m. Eastern time will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time, for effectiveness at the 4:00 p.m. Eastern time net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions, and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day.


Please contact your financial advisor for wire instructions on purchase orders.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However you won't receive that day's dividend.

Earlier deadlines may be established for certain types of transactions. See the portfolio's Statement of Additional Information for more information.

Checkwriting lets you sell portfolio shares by writing a check. Your investment keeps earning dividends until your check clears. Please note that you should not write checks for less than $250 or for more than $5,000,000. Note as well that we can't honor any check larger than your balance at the time the check is presented to us.

Please keep in mind that if you make a recent purchase by check and that check has not cleared yet, those funds will not be available for redemption for up to 10 days.

The portfolio accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler's checks, money orders, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you want to sell more than $100,000 worth of shares or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided with the original guarantee.

If your shares are registered directly with the portfolio's transfer agent, you can sell them by sending a written request (with a signature guarantee) to:

Scudder Investments Service Company
Attention: Transaction Processing
P.O. Box 219557
Kansas City, MO 64121

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received). There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: ten days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Your financial advisor may set its own minimum investments, although those set by the portfolio are as follows:

o  Minimum initial investment: $1,000

o  Minimum additional investment: $50

o  Minimum investment with an automatic investment plan: $50

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

How the portfolio calculates share price

To calculate the net asset value per share, or NAV, the share class of the portfolio uses the following equation:


                  TOTAL ASSETS - TOTAL LIABILITIES
                ------------------------------------    = NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you sell shares is also the NAV.

In valuing securities, we typically use the amortized cost method (the method used by most money market funds).


Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase order; freeze any account (meaning you will not be able to purchase portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability

o close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice so you can either increase your balance or close your account (this policy doesn't apply to most retirement accounts or if you have an automatic investment plan)


o change, add or withdraw various services, fees and account policies (for example, we may adjust the portfolio's investment minimums at any time)


o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares

o the portfolio reserves the right to reject or limit purchase orders, without prior notice, for these or other reasons.

o the portfolio reserves the right at any time to waive or increase the minimum investment requirements or change, add or withdraw various services, fees and account policies. All orders to purchase shares of the fund are subject to acceptance and are not binding until confirmed or accepted in writing

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. The portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The portfolio's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The portfolio may not always pay a distribution for a given period.

The portfolio's income dividends are declared daily and paid monthly to shareholders. The portfolio may take into account capital gains and losses in its daily dividend declarations. The portfolio may make additional distributions for tax purposes if necessary.


You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in portfolio shares (at NAV) or all sent to you by check or wire. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.


For federal income tax purposes, distributions of investment income are taxable as ordinary income. The portfolio does not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because the portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is the same as a sale.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

The portfolio will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. These also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholders get the reports automatically. For more copies, call (800) 621-1048.


Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


If you'd like to ask for copies of these documents, please contact Scudder Investments, your financial advisor or the SEC (see below). If you like, you can look over these materials and other information about the portfolio at the SEC's Public Reference Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from Scudder Investments and from the EDGAR database are free; those from the SEC involve a copying fee. If you're a shareholder and have questions, please contact Scudder Investments at (800) 621-1048.


SEC
Public Reference Section
Washington, DC 20549-0102
(202) 942-8090
www.sec.gov

SEC File Number
Cash Account Trust                  811-5970

                 Cash Account Trust


                                Service Shares


                                P R O S P E C T U S


                                August 1, 2004



                                Money Market Portfolio

                                Government & Agency Securities Portfolio

                                Tax-Exempt Portfolio










                                As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------
Table of Contents


How the Portfolios Work                                  How to Invest in the Portfolios

  3  Money Market Portfolio                              22  Policies You Should Know About

  8  Government & Agency Securities Portfolio            26  Understanding Distributions and Taxes

 12  Tax-Exempt Portfolio

 17  Other Policies and Risks

 17  Who Manages and Oversees the Portfolios

 19  Financial Highlights

--------------------------------------------------------------------------------
                                                            TICKER SYMBOL  CSAXX

Money Market Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income consistent with stability of capital.


The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:


o Portfolio securities are denominated in US dollars and generally have remaining maturities of 12 months or less at the time of purchase. The fund may also invest in securities that have features that reduce their effective maturities to 12 months or less at the time of purchase.


o The portfolio buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:


   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of comparable quality by the advisor; or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of comparable quality by the advisor.


Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

o US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US government, banks (both US banks and US branches of foreign banks), corporations and municipalities. The portfolio will normally invest at least 25% of total assets in bank obligations.

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.


Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.


Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.


Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:


o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.


Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio's Service Shares have varied from year to year, which may give some idea of risk. The table shows how the portfolio's Service Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2003, the portfolio's Service Shares' 7-day yield was 0.09%. To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at (800) 231-8568.

The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


          3.51
1994      5.13
1995      4.64
1996      4.80
1997      4.69
1998      4.38
1999      5.63
2000      3.33
2001      0.73
2002      0.18

2004 total return as of June 30: 0.04%
For the periods included in the bar chart:
Best Quarter: 1.46%, Q3 2000   Worst Quarter: 0.01%, Q4 2003

--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2003
--------------------------------------------------------------------------------

              1 Year                   5 Years                 10 Years
--------------------------------------------------------------------------------
               0.18%                    2.83%                   3.68%
--------------------------------------------------------------------------------


Total returns for 1994 through 2004 would have been lower if operating expenses hadn't been reduced.

Recent and any future declines in interest rate levels could cause the portfolio's earnings to fall below the portfolio's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice. For more recent Service Shares performance information, contact the financial advisor from which you obtained this prospectus.

How Much Investors Pay

The fee table describes the fees and expenses that you may pay if you buy and hold Service Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%)
(paid directly from your investment)             None
------------------------------------------------------------

Annual Portfolio Operating Expenses (%)
(deducted from portfolio assets)
------------------------------------------------------------
Management Fee                                   0.17%
------------------------------------------------------------
Distribution (12b-1) Fee                         0.60
------------------------------------------------------------
Other Expenses*                                  0.28
------------------------------------------------------------
Total Annual Portfolio Operating Expenses**      1.05
------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the figures above, this example helps you compare the portfolio's Service Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

    1 Year       3 Years       5 Years                   10 Years
--------------------------------------------------------------------------------
     $107          $334         $579                      $1,283
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            TICKER SYMBOL  CAGXX

Government & Agency Securities Portfolio


The Portfolio's Main Investment Strategy


The portfolio seeks to provide maximum current income consistent with stability of capital.

While the advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change.


The portfolio pursues its goal by investing exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities and repurchase agreements backed by these securities. The portfolio maintains a dollar-weighted average maturity of 90 days or less. Portfolio securities are denominated in US dollars and have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 12 months or less at the time of purchase. Although the US government guarantees the timely payment of interest and principal, it does not guarantee the market value of these obligations, which may change in response to changes in interest rates.


Principal investments

The portfolio exclusively invests in the following types of investments:


o US Treasury bills, notes, bonds and other obligations issued by the US government, its agencies and instrumentalities.


o Repurchase agreements for which the portfolio buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

The portfolio may invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates).

The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio


There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.


Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities may vary as interest rates decrease or increase. Because of the portfolio's high credit standards, its yield may be lower than the yields of money funds that do not limit their investments to US government and agency securities.


Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This, in turn, could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.


Credit Risk. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Other securities are backed by the full faith and credit of the US government.


An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio's Service Shares have varied from year to year, which may give some idea of risk. The table shows how the portfolio's Service Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2003, the portfolio's Service Shares' 7-day yield was 0.05%. To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at (800) 231-8568.

The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1994      3.51
1995      5.19
1996      4.70
1997      4.79
1998      4.56
1999      4.21
2000      5.49
2001      3.18
2002      0.77
2003      0.15

2004 total return as of June 30: 0.02%
For the periods included in the bar chart:
Best Quarter: 1.43%, Q3 2000   Worst Quarter: 0.01%, Q4 2003

--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2003
--------------------------------------------------------------------------------

              1 Year                   5 Years                  10 Years
--------------------------------------------------------------------------------
               0.15%                     2.74%                   3.64%
--------------------------------------------------------------------------------


Total returns for 1994 through 2004 would have been lower if operating expenses hadn't been reduced.

Recent and any future declines in interest rate levels could cause the portfolio's earnings to fall below the portfolio's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice. For more recent Service Shares performance information, contact the financial advisor from which you obtained this prospectus.

How Much Investors Pay

The fee table describes the fees and expenses that you may pay if you buy and hold Service Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.

 -------------------------------------------------------------------------------
 Fee Table
 -------------------------------------------------------------------------------

Shareholder Fees (%)
(paid directly from your investment)             None
-----------------------------------------------------------

Annual Portfolio Operating Expenses (%)
(deducted from portfolio assets)
-----------------------------------------------------------
Management Fee                                   0.17%
-----------------------------------------------------------
Distribution (12b-1) Fee                         0.60
-----------------------------------------------------------
Other Expenses*                                  0.54
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses**      1.31
-----------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the figures above, this example helps you compare the portfolio's Service Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

    1 Year       3 Years       5 Years                   10 Years
--------------------------------------------------------------------------------
     $133          $415         $718                      $1,579
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            TICKER SYMBOL  CHTXX

Tax-Exempt Portfolio


The Portfolio's Main Investment Strategy


The portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.

The portfolio normally invests at least 80% of net assets in municipal securities, the income from which is free from regular federal income tax and from alternative minimum tax (AMT). This policy is fundamental and may not be changed without shareholder approval.

This portfolio is designed for investors in a moderate to high tax bracket who are interested in federal tax-free income along with the liquidity and stability that a money fund is designed to offer.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality, short-term municipal obligations and maintains a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their effective maturities to 12 months or less at the time of purchase.

o The portfolio buys short-term municipal obligations that at the time of purchase:


   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);


   - are unrated, but are determined to be of comparable quality by the advisor; or

   - have no short-term rating, but are rated in one of the top two highest long-term rating categories, or are determined to be of comparable quality by the advisor.


Principal investments

The portfolio primarily invests in the following types of investments:

o Municipal trust receipts (MTRs). MTRs may also be called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates or municipal securities trust receipts. MTRs are typically structured by a bank, brokerdealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. The portfolio managers may invest up to 25% of the portfolio's net assets in MTRs.

o General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

o Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works project the bonds are financing, but are not generally backed by the issuer's taxing power.

o Tax-exempt commercial paper, which is tax-exempt obligations of borrowers that generally mature in 270 days or less.

o Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

o Municipal obligations, backed by letters of credit (a document issued by a bank guaranteeing the issuer's payments for a stated amount), general bank guarantees or municipal bond insurance.

o Floating rate bonds whose interest rates vary with changes in specified market rates or indexes. The portfolio may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value within 397 days of purchase.

o Private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and industrial development bonds. Note that the interest on these bonds may be subject to local, state and federal income taxes, including the AMT.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio


There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: The lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. For example, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio primarily buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions. In addition, the municipal securities market is narrower, less liquid and has fewer investors than the taxable market.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.


Municipal Trust Receipts Risk. The portfolio's investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds and notes. There is some risk that certain tax issues could be resolved in a manner that could adversely impact the performance of the portfolio.


Special Tax Features. Political or legal actions could change the tax-exempt status of the portfolio's dividends. Also, to the extent that the portfolio invests in taxable securities, a portion of its income would be subject to regular federal income taxation.


Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the portfolio's assets in high quality money market investments that are subject to federal income tax. To the extent that the portfolio might do so, it may not meet its goal of a high level of current tax-free income.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio's Service Shares have varied from year to year, which may give some idea of risk. The table shows how the portfolio's Service Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2003, the portfolio's Service Shares' taxable equivalent yield was 0.08%. To learn the current yield, investors may call the portfolio's Shareholder Service Agent at (800) 231-8568.

The taxable equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the portfolio's tax-free yield. Yield is the income generated by a portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of a portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1994      2.32
1995      3.32
1996      2.85
1997      2.90
1998      2.70
1999      2.42
2000      3.32
2001      1.84
2002      0.47
2003      0.15


2004 total return as of June 30: 0.02%
For the periods included in the bar chart:
Best Quarter: 0.87%, Q2 1995   Worst Quarter: 0.01%, Q4 2003

--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2003
--------------------------------------------------------------------------------

              1 Year                        5 Years                10 Years
--------------------------------------------------------------------------------
               0.15%                         1.63%                  2.22%
--------------------------------------------------------------------------------



Total returns for 1994 through 2004 would have been lower if operating expenses hadn't been reduced.

Recent and any future declines in interest rate levels could cause the portfolio's earnings to fall below the portfolio's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice. For more recent Service Shares performance information, contact the financial advisor from which you obtained this prospectus.

How Much Investors Pay

The fee table describes the fees and expenses that you may pay if you buy and hold Service Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%)                               None
(paid directly from your investment)
-----------------------------------------------------------

Annual Portfolio Operating Expenses (%)
(deducted from portfolio assets)
-----------------------------------------------------------
Management Fee                                   0.17%
-----------------------------------------------------------
Distribution (12b-1) Fee                         0.50
-----------------------------------------------------------
Other Expenses*                                  0.55
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses**      1.22
-----------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the figures above, this example helps you compare the portfolio's Service Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

    1 Year       3 Years       5 Years                   10 Years
--------------------------------------------------------------------------------
     $124          $387         $670                      $1,477
--------------------------------------------------------------------------------

Other Policies and Risks


While the previous pages describe the main points of each portfolio's strategy and risks, there is additional information to know:


o For Government & Agency Securities Portfolio, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's policy of investing exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities and repurchase agreements backed by these securities.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolios.

If you want more information on a portfolio's permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Portfolios

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes each portfolio's investment decisions, buys and sells securities for each portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds, and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the most recent fiscal year, as a percentage of each portfolio's average daily net assets:

--------------------------------------------------------------------------------
Portfolio Name                                        Fee Paid
--------------------------------------------------------------------------------

Money Market Portfolio                                  0.17%
--------------------------------------------------------------------------------
Government & Agency Securities
Portfolio                                               0.17%
--------------------------------------------------------------------------------
Tax-Exempt Portfolio                                    0.17%
--------------------------------------------------------------------------------

Regulatory Update. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serve as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of each portfolio. These investment professionals have a broad range of experience managing money market funds.

Financial Highlights

These tables are designed to help you understand each portfolio's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each portfolio's financial statements, is included in that portfolio's annual report (see "Shareholder reports" on the last page).

Money Market Portfolio -- Service Shares

--------------------------------------------------------------------------------
 Years Ended April 30,     2004        2003        2002       2001        2000
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value,       $   1.00    $   1.00    $   1.00    $   1.00   $   1.00
beginning of period
--------------------------------------------------------------------------------
Net investment income     .0009        .005         .02         .05        .05
--------------------------------------------------------------------------------
Less distributions      (.0009)      (.005)       (.02)       (.05)      (.05)
from net investment
income
--------------------------------------------------------------------------------
Net asset value, end   $   1.00    $   1.00    $   1.00    $   1.00   $   1.00
of period
--------------------------------------------------------------------------------
Total Return (%)           .10a         .53      2.02^a      5.52^a     4.74^a
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of            1           2       6,753       7,630      6,315
period ($ millions)
--------------------------------------------------------------------------------
Ratio of expenses          1.05        1.20        1.18      1.11^b       1.08
before expense
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses          1.05        1.20        1.06      1.01^b       1.00
after expense
reductions (%)
--------------------------------------------------------------------------------
Ratio of net                .11         .52        2.00        5.37       4.72
investment income (%)
--------------------------------------------------------------------------------

^a   Total return would have been lower had certain expenses not been reduced.

^b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.09% and 1.00%, respectively.

Government & Agency Securities Portfolio -- Service Shares

--------------------------------------------------------------------------------
 Years Ended April 30,     2004        2003        2002       2001        2000
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value,      $   1.00     $   1.00    $   1.00    $   1.00   $   1.00
beginning of period
--------------------------------------------------------------------------------
Income (loss) from
investment operations:
Net investment income
(loss)                   .0007         .006         .02         .05        .04
--------------------------------------------------------------------------------
Less distributions     (.0007)       (.006)       (.02)       (.05)      (.04)
from net investment
income
--------------------------------------------------------------------------------
Net asset value, end  $   1.00     $   1.00    $   1.00    $   1.00   $   1.00
of period
--------------------------------------------------------------------------------
Total Return (%)          .07^a          .57      1.91^a      5.41^a     4.54^a
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of          .4            1         418         534        498
period ($ millions)
--------------------------------------------------------------------------------
Ratio of expenses         1.31         1.07        1.05      1.10^b       1.08
before expense
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses         1.06         1.07        1.05      1.01^b       1.00
after expense
reductions (%)
--------------------------------------------------------------------------------
Ratio of net               .07          .58        1.90        5.27       4.37
investment income (%)
--------------------------------------------------------------------------------

^a   Total return would have been lower had certain expenses not been reduced.

^b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.08% and 1.00%, respectively.

Tax-Exempt Portfolio -- Service Shares

--------------------------------------------------------------------------------
 Years Ended April 30,    2004         2003        2002       2001        2000
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value,      $   1.00     $   1.00    $   1.00    $   1.00   $   1.00
beginning of period
--------------------------------------------------------------------------------
Net investment income    .0007         .004         .01         .03        .03
--------------------------------------------------------------------------------
Less distributions     (.0007)       (.004)       (.01)       (.03)      (.03)
from net investment
income
--------------------------------------------------------------------------------
Net asset value, end  $   1.00     $   1.00    $   1.00    $   1.00   $   1.00
of period
--------------------------------------------------------------------------------
Total Return (%)          .07a          .39        1.14      3.23^a       2.68
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of          .2           .4         432         515        465
period ($ millions)
--------------------------------------------------------------------------------
Ratio of expenses         1.22         1.04         .95      1.01^b        .95
before expense
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses          .97         1.04         .95       .99^b        .95
after expense
reductions (%)
--------------------------------------------------------------------------------
Ratio of net               .08          .36        1.21        3.11       2.66
investment income (%)
--------------------------------------------------------------------------------

^a   Total return would have been lower had certain expenses not been reduced.

^ b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .98% and .98%, respectively.

--------------------------------------------------------------------------------

How to Invest in the Portfolios


The following pages describe the main policies associated with buying and selling shares of the portfolios. There is also information on dividends and taxes and other matters that may affect you as a portfolio shareholder.

Because these portfolios are available only through a financial advisor, such as a broker or financial institution, you should contact a representative of your financial advisor for instructions on how to buy or sell portfolio shares.


Policies You Should Know About

The policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisor.


If you are investing through a financial advisor, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that financial advisors may charge fees separate from those charged by the portfolio.


Keep in mind that the information in this prospectus applies only to each portfolio's Service Shares. The Money Market Portfolio has four other share classes; Tax-Exempt Portfolio has three other share classes; and Government & Agency Securities Portfolio has one other share class. The portfolios' additional classes are described in separate prospectuses and have different fees, requirements and services.


Householding

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 231-8568.


Rule 12b-1 Plan

Each portfolio has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of the class that are used by Scudder Distributors, Inc., as principal underwriter, to pay for distribution and services for that class. Under the 12b-1 plan, each portfolio pays an annual distribution fee, payable monthly, of 0.60% of each portfolio's average daily net assets (except Tax-Exempt Portfolio, which pays 0.50%). Because 12b-1 fees are paid out of the portfolio assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than paying other types of sales charges.

Policies about transactions

The portfolios are open for business each day the New York Stock Exchange is open. Normally, each portfolio calculates its share prices every business day: at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time for Money Market Portfolio; at 12:00 p.m., 2:00 p.m., 4:00 p.m. and 9:00 p.m. Eastern time for Government & Agency Securities Portfolio; and at 12:00 p.m. and 4:00 p.m. Eastern time for Tax-Exempt Portfolio.

As noted earlier, each portfolio expects to maintain a stable $1.00 share price.


You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each portfolio then we may reject your application and order.

Each portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by each portfolio, after a reasonable effort to do so, you will receive written notification.

The portfolios generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through your financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

For Government & Agency Securities Portfolio, wire transactions that arrive by 2:00 p.m. Eastern time (12:00 p.m. Eastern time for Tax-Exempt Portfolio) will receive that day's dividend. Wire transactions received by 4:00 p.m. Eastern time (for Tax-Exempt Portfolio) or 9:00 p.m. Eastern time (for Government & Agency Securities Portfolio) will start to accrue dividends the next calendar day. Investments by check will be effective at 4:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day. Confirmed share purchases that are effective at 9:00 p.m. Eastern time for Government & Agency Securities Portfolio will receive dividends upon receipt of payment in accordance with the time provisions above.

For Money Market Portfolio, wire transactions that arrive by 4:00 p.m. Eastern time will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time, for effectiveness at the 4:00 p.m. Eastern time net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions, and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day.

Please contact your financial advisor for wire instructions on purchase orders.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 12:00 p.m. Eastern time (4:00 p.m. Eastern time for Money Market Portfolio) and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

Checkwriting lets you sell shares of a portfolio by writing a check. Your investment keeps earning dividends until your check clears. Please note that you should not write checks for less than $250 or for more than $5,000,000. Note as well that we can't honor any check larger than your balance at the time the check is presented to us.

Please keep in mind that if you make a recent purchase by check and that check has not cleared yet, those funds will not be available for redemption for up to 10 days.

The portfolios accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler's checks, money orders, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you want to sell more than $50,000 worth of shares or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided with the original guarantee.

If your shares are registered directly with the portfolio's transfer agent, you can sell them by sending a written request (with a signature guarantee) to:

Scudder Investments Service Company
Attention: Transaction Processing
P.O. Box 219557
Kansas City, MO 64121

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although for Government & Agency Securities and Tax-Exempt Portfolios only, it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

Your financial advisor may set its own minimum investments, although those set by each portfolio are as follows:

o  Minimum initial investment: $1,000

o  Minimum additional investment: $100

o  Minimum investment with an automatic investment plan: $50

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

We do not offer share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed when exchanging or redeeming shares or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

How the portfolios calculate share price

To calculate the net asset value per share, or NAV, each portfolio uses the following equation:

        TOTAL ASSETS - TOTAL LIABILITIES
       ----------------------------------     = NAV
       TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares is also the NAV.

In valuing securities, we typically use the amortized cost method (the method used by most money market funds).

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase order; freeze any account (meaning you will not be able to purchase portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in each portfolio's best interest or when each portfolio is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio's shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability

o close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice so you can either increase your balance or close your account (this policy doesn't apply to most retirement accounts or if you have an automatic investment plan)

o for Government & Agency Securities and Tax-Exempt Portfolios, pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; generally, a portfolio won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a portfolio's net assets, whichever is less


o change, add or withdraw various services, fees and account policies (for example, we may adjust the portfolio's investment minimums at any time)


o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares


o each portfolio reserves the right to reject or limit purchase orders, without prior notice, for these or other reasons


o each portfolio reserves the right at any time to waive or increase the minimum investment requirements or change, add or withdraw various services, fees and account policies. All orders to purchase shares of the portfolio are subject to acceptance and are not binding until confirmed or accepted in writing

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A portfolio's earnings are separate from any gains or losses stemming from your own purchase of shares.) A portfolio may not always pay a distribution for a given period.


Each portfolio's income dividends are declared daily and paid monthly to shareholders. The portfolios may take into account capital gains and losses in their daily dividend declarations. The portfolios may make additional distributions for tax purposes if necessary.


You can choose how to receive your dividends and distributions. You may have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges.

For federal income tax purposes, distributions of investment income (other than "tax-exempt dividends" for the Tax-Exempt Portfolio) are taxable as ordinary income. The portfolios do not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.


Because each portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is the same as a sale. For most shareholders, dividends from the Tax-Exempt Portfolio are generally exempt from federal income tax, and a portion of the dividends from the Government & Agency Securities Portfolio are generally exempt from state and local income taxes. However, there are a few exceptions:


o A portion of the portfolio's dividends may be taxable as ordinary income if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short or long-term capital gains.

o With respect to the Tax-Exempt Portfolio, because the portfolio can invest up to 20% of assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the Tax-Exempt Portfolio may have on the federal taxation of your benefits.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Your portfolio will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and each portfolio's financial statements. Shareholders get the reports automatically. For more copies, call (800) 621-1048.

Statement of Additional Information (SAI) -- This tells you more about a portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


If you'd like to ask for copies of these documents, please contact Scudder Investments, your financial advisor or the SEC (see below). If you like, you can look over these materials and other information about the portfolios at the SEC's Public Reference Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from Scudder Investments and from the EDGAR database are free; those from the SEC involve a copying fee. If you're a shareholder and have questions, please contact Scudder Investments at (800) 621-1048.


SEC
Public Reference Section
Washington, DC 20549-0102
(202) 942-8090
www.sec.gov

SEC File Number:
Cash Account Trust                  811-5970
Money Market Portfolio
Government & Agency Securities
Portfolio
Tax-Exempt Portfolio

                                                                         SCUDDER
                                                                     INVESTMENTS

                             Tax-Exempt Portfolio


                             Prospectus

--------------------------------------------------------------------------------
                             August 1, 2004
--------------------------------------------------------------------------------
                           |
                           | Tax-Exempt Cash Managed Shares
                           |
                           | Fund #248



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents

TAX-EXEMPT PORTFOLIO -- TAX-EXEMPT CASH MANAGED SHARES


How the Portfolio Works                   How to Invest in the Portfolio

  3  The Portfolio's Main Investment       12  Policies You Should Know About
     Strategy
                                           14  How to Buy Shares
  5  The Main Risks of Investing in
     the Portfolio                         15  How to Sell Shares


  7  The Portfolio's Performance           20  Understanding Distributions
     History                                   and Taxes


  8  How Much Investors Pay

  9  Other Policies and Risks

  9  Who Manages and Oversees
     the Portfolio

 11  Financial Highlights

--------------------------------------------------------------------------------
                                                            TICKER SYMBOL TXMXX

Tax-Exempt Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.

The portfolio normally invests at least 80% of net assets in municipal securities, the income from which is free from regular federal income tax and from alternative minimum tax (AMT). This policy is fundamental and may not be changed without shareholder approval.

This portfolio is designed for investors in a moderate to high tax bracket who are interested in federal tax-free income along with the liquidity and stability that a money fund is designed to offer.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality, short-term municipal obligations and maintains a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their effective maturities to 12 months or less at the time of purchase.

o The portfolio buys short-term municipal obligations that at the time of purchase:


   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);


   - are unrated, but are determined to be of comparable quality by the advisor; or


   - have no short-term rating, but are rated in one of the top two highest long-term rating categories, or are determined to be of comparable quality by the advisor.

Principal investments

The portfolio primarily invests in the following types of investments:


o Municipal trust receipts (MTRs). MTRs may also be called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. The portfolio managers may invest up to 25% of the portfolio's net assets in MTRs.


o General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

o Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works project the bonds are financing, but are not generally backed by the issuer's taxing power.

o Tax-exempt commercial paper, which is tax-exempt obligations of borrowers that generally mature in 270 days or less.

o Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

o Municipal obligations, backed by letters of credit (a document issued by a bank guaranteeing the issuer's payments for a stated amount), general bank guarantees or municipal bond insurance.

o Floating rate bonds whose interest rates vary with changes in specified market rates or indexes. The portfolio may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value within 397 days of purchase.

o Private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and industrial development bonds. Note that the interest on these bonds may be subject to local, state and federal income taxes, including the AMT.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: The lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. For example, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio primarily buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions. In addition, the municipal securities market is narrower, less liquid and has fewer investors than the taxable market.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.


Municipal Trust Receipts Risk. The portfolio's investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds and notes. There is some risk that certain tax issues could be resolved in a manner that could adversely impact the performance of the portfolio.


Special Tax Features. Political or legal actions could change the tax-exempt status of the portfolio's dividends. Also, to the extent that the portfolio invests in taxable securities, a portion of its income would be subject to regular federal income taxation.

Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the fund's assets in high quality money market investments that are subject to federal income tax. To the extent that the portfolio might do so, it may not meet its goal of a high level of current tax-free income.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio's Managed Shares have varied from year to year, which may give some idea of risk. The table shows how the portfolio's Managed Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2003, the portfolio's Managed Shares' taxable equivalent yield was 1.12%. To learn the current yield, investors may call the portfolio's Shareholder Service Agent at (800) 537-3177.

The taxable equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the portfolio's tax-free yield. Yield is the income generated by a portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of a portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

2000      3.79
2001      2.43
2002      1.01
2003      0.60


2004 total return as of June 30: 0.29%

For the periods included in the bar chart:

Best Quarter: 0.99%, Q4 2000              Worst Quarter: 0.11%, Q3 2003


--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2003
--------------------------------------------------------------------------------


                   1 Year                              Since Inception*
--------------------------------------------------------------------------------
                   0.60%                                    2.00%
--------------------------------------------------------------------------------


*    Commencement of operations is 11/17/1999.

Recent and any future declines in interest rate levels could cause the portfolio's earnings to fall below the portfolio's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice. For more recent Managed Shares performance information, contact the financial advisor from which you obtained this prospectus.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold Managed Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%)
(paid directly from your investment)                     None
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%)
(deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                           0.17%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                         0.15
--------------------------------------------------------------------------------
Other Expenses*                                          0.11
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses**              0.43
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

Based on the figures above, this example helps you compare this portfolio's Managed Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

       1 Year               3 Years             5 Years             10 Years
--------------------------------------------------------------------------------
         $44                 $138                 $241                $542
--------------------------------------------------------------------------------

Other Policies and Risks


While the previous pages describe the main points of the portfolio's strategy and risks, there is additional information to know:


o As a temporary defensive measure, the portfolio could invest in taxable money market securities. This would mean that the portfolio was not pursuing its goal.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's permitted investments and investment practices and the characteristics and risk of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Who Manages and Oversees the Portfolio

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, 10154 makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.


Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the portfolio. For the most recent fiscal year, the actual amount the portfolio paid in management fees was 0.17% of its average daily net assets.

Regulatory Update. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the last page).


Tax-Exempt Portfolio -- Managed Shares

--------------------------------------------------------------------------------
 Years Ended April 30,           2004       2003      2002      2001     2000^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning   $   1.00   $   1.00  $   1.00  $   1.00  $  1.00
of period
--------------------------------------------------------------------------------
Net investment income            .006       .009       .02       .04      .02
--------------------------------------------------------------------------------
Less distributions from net     (.006)     (.009)     (.02)     (.04)    (.02)
investment income
--------------------------------------------------------------------------------
Net asset value, end of      $   1.00   $   1.00  $   1.00  $   1.00  $  1.00
period
--------------------------------------------------------------------------------
Total Return (%)                  .56        .91      1.71      3.73     1.24**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period         417        259       195       175      131
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)             .43        .49       .45       .49      .48*
--------------------------------------------------------------------------------
Ratio of net investment           .62        .91      1.71      3.59     3.34*
income (%)
--------------------------------------------------------------------------------

^a For the period  November 17, 1999  (commencement  of operations) to April 30,
   2000.

*  Annualized

** Not annualized

--------------------------------------------------------------------------------

How to Invest in the Portfolio

The following pages describe the main policies associated with buying and selling shares of the portfolio. There is also information on dividends and taxes and other matters that may affect you as a portfolio shareholder.

Because this portfolio is available only through a financial advisor, such as a broker or financial institution, you should contact a representative of your financial advisor for instructions on how to buy or sell portfolio shares.


Policies You Should Know About

The policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a financial advisor may charge fees separate from those charged by the portfolio.

Keep in mind that the information in this prospectus applies only to the portfolio's Managed Shares. The portfolio has three other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

Rule 12b-1 Plan

The portfolio has adopted a plan under Rule 12b-1 for the portfolio's Tax-Exempt Cash Managed Shares that authorizes the payment of an annual shareholder services fee, payable monthly, of 0.15% of the portfolio's average daily net assets. Because 12b-1 fees are paid out of the portfolio's assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than paying other types of sales charges.

Householding

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 537-3177.

How to Buy Shares

Use these instructions to make investments.

Buying shares    First investment                   Additional investments
--------------------------------------------------------------------------------
                 $100,000 or more for all accounts  o $1,000 or more for regular accounts

                                                    o $100 or more for IRAs

                                                    o $50 or more with an
                                                      automatic investment plan
--------------------------------------------------------------------------------
By wire          o Call (800) 537-3177 to open an   o Instruct the wiring bank
                   account and get an account         to transmit the specified
                   number                             amount to UMB Bank, N.A.
                                                      with the information
                 o Please contact your financial      stated to the left.
                   advisor for more instructions
                   on purchase orders.

                 o Complete a purchase application
                   and send it to us at the
                   address below
--------------------------------------------------------------------------------
By mail or       o Fill out and sign a purchase     o Send a check and a letter
express mail       application                        with your name, account
(see below)                                           number, the full name of
                 o Send it to us at the address       the portfolio and class,
                   below, along with an investment    and your investment
                   check made out to "Tax-Exempt      instructions to us at the
                   Portfolio"                         address below
--------------------------------------------------------------------------------
With an          --                                 o To set up regular
automatic                                             investments, call
investment plan                                       (800) 537-3177
--------------------------------------------------------------------------------
Regular,         Scudder Investments Service Company, Institutional Funds Client
express,         Services
registered, or   222 South Riverside Plaza, 34th Floor
certified mail:  Chicago, IL 60606
--------------------------------------------------------------------------------
Fax number:      (800) 537-9960
--------------------------------------------------------------------------------
E-Mail address:  ifunds@scudder.com
--------------------------------------------------------------------------------

How to Sell Shares

Use these instructions to sell shares in your account.

Selling shares
--------------------------------------------------------------------------------
By Expedited       If Expedited Redemption Service has been elected on the
Redemption         Purchase Application on file with the transfer agent,
Service            redemption of shares may be requested   by:

                   o telephoning Client Services at (800) 537-3177

                   o faxing a request to (800) 537-9960
--------------------------------------------------------------------------------
By mail, express   Write a letter that includes:
mail or fax
                   o the portfolio, class, and account number from which you
                     want to sell shares

                   o the dollar amount or number of shares you want to sell

                   o your name(s), signature(s), and address, as they appear on your account

                   o a daytime telephone number

                   Mail the letter to:

                     Scudder Investments Service Company
                     Institutional Funds Client Services
                     222 South Riverside Plaza, 34th Floor
                     Chicago, IL 60606

                   or fax to:

                     (800) 537-9960
--------------------------------------------------------------------------------
By phone           o Call (800) 537-3177 for instructions
--------------------------------------------------------------------------------
With an automatic  o To set up regular cash payments from your account, call
investment plan      (800) 537-3177
--------------------------------------------------------------------------------
Using              o  Call (800) 537-3177
Checkwriting
--------------------------------------------------------------------------------

Policies about transactions

The portfolio is open for business each day the New York Stock Exchange is open. Normally, the portfolio calculates its share price every business day at 12:00 p.m. Eastern time and 4:00 p.m. Eastern time.


As noted earlier, the portfolio expects to maintain a stable $1.00 share price.

You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the portfolio then we may reject your application and order.

The portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the portfolio, after a reasonable effort to do so, you will receive written notification.

The portfolio generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


Wire transactions that arrive by 12:00 p.m. Eastern time will receive that day's dividend. Wire transactions received between 12:00 p.m. Eastern time and 4:00 p.m. Eastern time will start to accrue dividends the next calendar day. Investments by check will be effective at 4:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day. If possible, those arriving after 12:00 p.m. Eastern time but before 4:00 p.m. Eastern time will be processed that day as well.


When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 12:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However you won't receive that day's dividend.


Earlier deadlines may be established for certain types of transactions. See the portfolio's Statement of Additional Information for more information.


Expedited Redemption Service allows you to have proceeds from your sale of portfolio shares wired directly to a bank account. To use this service, you'll need to designate the bank account in advance. Follow the instructions on your application. Expedited Redemption Service orders that arrive before 12:00 p.m. Eastern time will be processed that day, and we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

Checkwriting lets you sell portfolio shares by writing a check. Your investment keeps earning dividends until your check clears. Please note that you should not write checks for less than $1,000 or for more than $5,000,000. Note as well that we can't honor any check larger than your balance at the time the check is presented to us.

The portfolio accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler's checks, money orders, starter checks, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.

When you want to sell more than $50,000 worth of shares or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided with the original guarantee.

With same-day redemptions through Expedited Redemption Service, money from shares you sell is normally sent out the same day we receive your order. Money from other orders is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power whenever exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

How the portfolio calculates share price

To calculate the net asset value per share, or NAV, the portfolio uses the following equation:

                 TOTAL ASSETS - TOTAL
                      LIABILITIES
                -----------------------    = NAV
                 TOTAL NUMBER OF SHARES
                     OUTSTANDING


The price at which you sell shares is also the NAV.

In valuing securities, we typically use the amortized cost method (the method used by most money market funds).

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase order; freeze any account (meaning you will not be able to purchase portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability

o close your account and send you the proceeds if your balance falls below the required minimum; we will give you 60 days' notice so you can either increase your balance or close your account (this policy doesn't apply to most retirement accounts or if you have an automatic investment plan)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; generally, the portfolio won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may adjust the portfolio's investment minimums at any time)


o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares


o the portfolio reserves the right to reject or limit purchase orders, without prior notice, for these or other reasons


o the portfolio reserves the right at any time to waive or increase the minimum investment requirements or change, add or withdraw various services, fees and account policies. All orders to purchase shares of the portfolio are subject to acceptance and are not binding until confirmed or accepted in writing


Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. The portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The portfolio's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The portfolio may not always pay a distribution for a given period.

The portfolio's income dividends are declared daily and paid monthly to shareholders. The portfolio may take into account capital gains and losses in its daily dividend declarations. The portfolio may make additional distributions for tax purposes if necessary.


You can choose how to receive your dividends and distributions. You may have them all automatically reinvested in portfolio shares (at NAV), all deposited directly to your bank account or all sent to you by check or wire. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Because the portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is the same as a sale.

Dividends from the portfolio are generally tax-free for most shareholders, meaning that investors who are individuals can receive them without incurring federal income tax liability. However, there are a few exceptions:

o A portion of the portfolio's dividends may be taxable as ordinary income if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short- or long-term capital gains.

o Because the portfolio can invest up to 20% of assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the portfolio may have on the federal taxation of your benefits.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.


The portfolio will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

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                                 intentionally
                                  left blank.

                                   This page
                                 intentionally
                                  left blank.

To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. These also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholders get the reports automatically. For more copies, call (800) 621-1048.


Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


If you'd like to ask for copies of these documents, please contact Scudder Investments, your financial advisor or the SEC (see below). If you like, you can look over these materials and other information about the portfolio at the SEC's Public Reference Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from Scudder Investments and from the EDGAR database are free; those from the SEC involve a copying fee. If you're a shareholder and have questions, please contact Scudder Investments at (800) 621-1048.



Scudder Investments                          SEC
--------------------------------------------------------------------------------
Institutional Funds Client Services          Public Reference Section
222 South Riverside Plaza, 34th Floor        Washington, D.C. 20549-0102
Chicago, IL 60606-5808                       www.sec.gov
http://institutionalfunds.scudder.com        (202) 942-8090
(800) 537-3177


Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808


SCUDDER
INVESTMENTS
                                             SEC File Number:
A Member of
Deutsche Asset Management [LOGO]             Cash Account Trust         811-5970

                                                                     SCUDDER
                                                                     INVESTMENTS

                            Tax-Exempt Portfolio

Prospectus

--------------------------------------------------------------------------------
                            August 1, 2004
--------------------------------------------------------------------------------


                            Scudder
                            Tax-Exempt Cash Institutional Shares
                            Fund #148










As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------
Table of Contents


T A X - E X E M P T   P O R T F O L I O --  T A X - E X E M P T   C A S H
I N S T I T U T I O N A L   S H A R E S



How the Portfolio Works                       How to Invest in the Portfolio

  3  The Portfolio's Main Investment          12  Policies You Should Know About
     Strategy
                                              13  How to Buy Shares
  5  The Main Risks of Investing in
     the Portfolio                            14  How to Sell Shares

  7  The Portfolio's Performance              19  Understanding Distributions
     History                                      and  Taxes

  8  How Much Investors Pay

  9  Other Policies and Risks

  9  Who Manages and Oversees
     the Portfolio

 11  Financial Highlights

--------------------------------------------------------------------------------
                                                            TICKER SYMBOL  SCIXX

Tax-Exempt Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.

The portfolio normally invests at least 80% of net assets in municipal securities, the income from which is free from regular federal income tax and from alternative minimum tax (AMT). This policy is fundamental and may not be changed without shareholder approval.

This portfolio is designed for investors in a moderate to high tax bracket who are interested in federal tax-free income along with the liquidity and stability that a money fund is designed to offer.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality, short-term municipal obligations and maintains a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their effective maturities to 12 months or less at the time of purchase.

o The portfolio buys short-term municipal obligations that at the time of purchase:


   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);


   - are unrated, but are determined to be of comparable quality by the advisor; or

   - have no short-term rating, but are rated in one of the top two highest long-term rating categories, or are determined to be of comparable quality by the advisor.

Principal investments

The portfolio primarily invests in the following types of investments:


o Municipal trust receipts (MTRs). MTRs may also be called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. The portfolio managers may invest up to 25% of the portfolio's net assets in MTRs.


o General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

o Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works project the bonds are financing, but are not generally backed by the issuer's taxing power.

o Tax-exempt commercial paper, which is tax-exempt obligations of borrowers that generally mature in 270 days or less.

o Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

o Municipal obligations, backed by letters of credit (a document issued by a bank guaranteeing the issuer's payments for a stated amount), general bank guarantees or municipal bond insurance.

o Floating rate bonds whose interest rates vary with changes in specified market rates or indexes. The portfolio may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value within 397 days of purchase.

o Private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and industrial development bonds. Note that the interest on these bonds may be subject to local, state and federal income taxes, including the AMT.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: The lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. For example, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio primarily buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions. In addition, the municipal securities market is narrower, less liquid and has fewer investors than the taxable market.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.


Municipal Trust Receipts Risk. The portfolio's investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds and notes. There is some risk that certain tax issues could be resolved in a manner that could adversely impact the performance of the portfolio.


Special Tax Features. Political or legal actions could change the tax-exempt status of the portfolio's dividends. Also, to the extent that the portfolio invests in taxable securities, a portion of its income would be subject to regular federal income taxation.

Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the fund's assets in high quality money market investments that are subject to federal income tax. To the extent that the portfolio might do so, it may not meet its goal of a high level of current tax-free income.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio's Institutional Shares have varied from year to year, which may give some idea of risk. The table shows how the portfolio's Institutional Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2003, the portfolio's Institutional Shares taxable equivalent yield was 1.55%. To learn the current yield, investors may call the portfolio's Shareholder Service Agent at (800) 537-3177.

The taxable equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the portfolio's tax-free yield. Yield is the income generated by a portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of a portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


2000      4.06
2001      2.70
2002      1.26
2003      0.91


2004 total return as of June 30: 0.42%

For the periods included in the bar chart:

Best Quarter: 1.06%, Q4 2000              Worst Quarter: 0.19%, Q3 2003

--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2003
--------------------------------------------------------------------------------

                   1 Year                              Since Inception*
--------------------------------------------------------------------------------
                   0.91%                                    2.27%
--------------------------------------------------------------------------------

*    Commencement of operations is 11/17/1999.


Recent and any future declines in interest rate levels could cause the portfolio's earnings to fall below the portfolio's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice. For more recent Institutional Shares performance information, contact the financial advisor from which you obtained this prospectus.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%)
(paid directly from your investment)                  None
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%)
(deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                        0.17%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                      None
--------------------------------------------------------------------------------
Other Expenses*                                       0.03
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses**           0.20
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

Based on the figures above, this example helps you compare this portfolio's Institutional Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

       1 Year               3 Years            5 Years            10 Years
--------------------------------------------------------------------------------
         $20                  $64               $113                $255
--------------------------------------------------------------------------------

Other Policies and Risks


While the previous pages describe the main points of the portfolio's strategy and risks, there is additional information to know:


o As a temporary defensive measure, the portfolio could invest in taxable money market securities. This would mean that the portfolio was not pursuing its goal.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Portfolio

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds, and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the portfolio. For the most recent fiscal year, the actual amount the portfolio paid in management fees was 0.17% of its average daily net assets.


Regulatory Update. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serve as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.


The portfolio managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the last page).

Tax-Exempt Portfolio -- Institutional Shares

--------------------------------------------------------------------------------
 Years Ended April 30,            2004      2003      2002      2001      2000^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of  $   1.00  $   1.00  $   1.00  $   1.00   $   1.00
period
--------------------------------------------------------------------------------
Net investment income              .009      .012       .02       .04        .02
--------------------------------------------------------------------------------
Less distributions from net      (.009)    (.012)     (.02)     (.04)      (.02)
investment income
--------------------------------------------------------------------------------
Net asset value, end of period $   1.00  $   1.00  $   1.00  $   1.00   $   1.00
--------------------------------------------------------------------------------
Total Return (%)                    .86      1.17      1.98      4.00     1.33**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period           331       284       202       182        169
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)               .20       .23       .21     .21^b       .23*
--------------------------------------------------------------------------------
Ratio of net investment             .85      1.18      1.95      3.89      3.59*
income (%)
--------------------------------------------------------------------------------

^a For the period November 17, 1999 (commencement of operations) to April 30, 2000.

^b The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was .21%.

*    Annualized

**   Not annualized

--------------------------------------------------------------------------------
How to Invest in the Portfolio


The following pages describe the main policies associated with buying and selling shares of the portfolio. There is also information on dividends and taxes and other matters that may affect you as a portfolio shareholder.

Because this portfolio is available only through a financial advisor, such as a broker or financial institution, you should contact a representative of your financial advisor for instructions on how to buy or sell portfolio shares.

Policies You Should Know About

The policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through a financial advisor, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a financial advisor may charge fees separate from those charged by the portfolio.

Keep in mind that the information in this prospectus applies only to the portfolio's Institutional Shares. The portfolio has three other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

Householding

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 537-3177.

How to Buy Shares

Use these instructions to make investments.

Buying shares     First investment                  Additional investments
--------------------------------------------------------------------------------
                  $1,000,000 or more for all        No minimum amount
                  accounts
--------------------------------------------------------------------------------
By wire           o Call (800) 537-3177 to open an  o Instruct the wiring bank
                    account and get an account        to transmit the specified
                    number                            amount to UMB Bank, N.A.
                                                      with the information
                  o Please contact your financial     stated to the left.
                    advisor for wire instructions
                    on purchase orders

                  o Complete a purchase
                    application and send it to us
                    at the address below
--------------------------------------------------------------------------------
By mail or        o Fill out and sign a purchase    o Send a check and a letter
express mail        application                       with your name, account
(see below)                                           number, the full name of
                  o Send it to us at the address      the portfolio and class,
                    below, along with an              and your investment
                    investment check made out to      instructions to us at the
                    "Tax-Exempt Portfolio"            address below
--------------------------------------------------------------------------------
Regular,          Scudder Investments Service Company, Institutional Funds
express,          Client  Services
registered, or    222 South Riverside Plaza, 34th Floor
certified mail:   Chicago, IL 60606
--------------------------------------------------------------------------------
Fax number:       (800) 537-9960
--------------------------------------------------------------------------------
E-Mail address:   ifunds@scudder.com
--------------------------------------------------------------------------------

How to Sell Shares

Use these instructions to sell shares in your account.

Selling shares
--------------------------------------------------------------------------------
By Expedited       If Expedited Redemption Service has been elected on the
Redemption         Purchase Application on file with the transfer agent,
Service            redemption of shares may be requested   by:

                   o telephoning Client Services at (800) 537-3177

                   o faxing a request to (800) 537-9960
--------------------------------------------------------------------------------
By mail, express   Write a letter that includes:
mail or fax
                   o the portfolio, class, and account number from which you
                     want to sell shares

                   o the dollar amount or number of shares you want to sell

                   o your name(s), signature(s), and address, as they appear on your account

                   o a daytime telephone number

                   Mail the letter to:

                     Scudder Investments Service Company
                     Institutional Funds Client Services
                     222 South Riverside Plaza, 34th Floor
                     Chicago, IL 60606

                   or fax to:

                     (800) 537-9960
--------------------------------------------------------------------------------
By phone           o Call (800) 537-3177 for instructions
--------------------------------------------------------------------------------

Policies about transactions

The portfolio is open for business each day the New York Stock Exchange is open. Normally, the portfolio calculates its share price every business day at 12:00 p.m. Eastern time and 4:00 p.m. Eastern time.

As noted earlier, the portfolio expects to maintain a stable $1.00 share price.


You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the portfolio then we may reject your application and order.

The portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the portfolio, after a reasonable effort to do so, you will receive written notification.

The portfolio generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


Wire transactions that arrive by 12:00 p.m. Eastern time will receive that day's dividend. Wire transactions received between 12:00 p.m. Eastern time and 4:00 p.m. Eastern time will start to accrue dividends the next calendar day. Investments by check will be effective at 4:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day.


When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 12:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However you won't receive that day's dividend.

Earlier deadlines may be established for certain types of transactions. See the portfolio's Statement of Additional Information for more information.

Expedited Redemption Service allows you to have proceeds from your sale of portfolio shares wired directly to a bank account. To use this service, you'll need to designate the bank account in advance. Follow the instructions on your application. Expedited Redemption Service orders that arrive before 12:00 p.m. Eastern time will be processed that day and we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

The portfolio accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler's checks, money orders, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you want to sell more than $50,000 worth of shares or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided with the original guarantee.

With same-day redemptions through Expedited Redemption Service, money from shares you sell is normally sent out the same day we receive your order. Money from other orders is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

How the portfolio calculates share price

To calculate the net asset value per share, or NAV, the portfolio uses the following equation:

        TOTAL ASSETS - TOTAL LIABILITIES
       ----------------------------------     = NAV
       TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares is also the NAV.

In valuing securities, we typically use the amortized cost method (the method used by most money market funds).

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase order; freeze any account (meaning you will not be able to purchase portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability

o close your account and send you the proceeds if your balance falls below the required minimum; we will give you 60 days' notice so you can either increase your balance or close your account (this policy doesn't apply to most retirement accounts)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; generally, the portfolio won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less


o change, add or withdraw various services, fees and account policies (for example we may adjust the portfolio's investment minimum at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares


o the portfolio reserves the right to reject or limit purchase orders, without prior notice, for these or other reasons


o the portfolio reserves the right at any time to waive or increase the minimum investment requirements or change, add or withdraw various services, fees and account policies. All orders to purchase shares of the portfolio are subject to acceptance and are not binding until confirmed or accepted in writing

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. The portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The portfolio's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The portfolio may not always pay a distribution for a given period.

The portfolio's income dividends are declared daily and paid monthly to shareholders. The portfolio may take into account capital gains and losses in its daily dividend declarations. The portfolio may make additional distributions for tax purposes if necessary.


You can choose how to receive your dividends and distributions. You may have them all automatically reinvested in portfolio shares (at NAV), all deposited directly to your bank account or all sent to you by check or wire. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Because the portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is the same as a sale.

Dividends from the portfolio are generally tax-free for most shareholders, meaning that investors who are individuals can receive them without incurring federal income tax liability. However, there are a few exceptions:


o A portion of the portfolio's dividends may be taxable as ordinary income if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short- or long-term capital gains.

o Because the portfolio can invest up to 20% of assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the portfolio may have on the federal taxation of your benefits.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

The portfolio will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

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                                  intentionally
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                                  intentionally
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--------------------------------------------------------------------------------

To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. These also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholders get the reports automatically. For more copies, call (800) 537-3177.


Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


If you'd like to ask for copies of these documents, please contact Scudder Investments, your financial advisor or the SEC (see below). If you like, you can look over these materials and other information about the portfolio at the SEC's Public Reference Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from Scudder Investments and from the EDGAR database are free; those from the SEC involve a copying fee. If you're a shareholder and have questions, please contact Scudder Investments at (800) 537-3177.



Scudder Investments                          SEC
--------------------------------------------------------------------------------
Institutional Funds Client Services          Public Reference Section
222 South Riverside Plaza, 34th Floor        Washington, D.C. 20549-0102
Chicago, IL 60606-5808                       www.sec.gov
http://institutionalfunds.scudder.com        (202) 942-8090
(800) 537-3177










Distributor                                  SEC File Number:
Scudder Distributors, Inc.
222 South Riverside Plaza                    Cash Account Trust         811-5970
Chicago, IL 60606-5808

SCUDDER
INVESTMENTS


A Member of
Deutsche Asset Management [LOGO]

                              INVESTORS CASH TRUST

                               Treasury Portfolio


                               CASH ACCOUNT TRUST

                             Money Market Portfolio

                    Government & Agency Securities Portfolio

                              Tax-Exempt Portfolio



                           Premier Money Market Shares














                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 2004

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus for the Premier Money Market Shares of the Portfolios noted above dated August 1, 2004, as amended from time to time, a copy of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained.

The Annual Report of each Portfolio, dated April 30, 2004 (March 31, 2004 for Treasury Portfolio), which accompanies this Statement of Additional Information may also be obtained free of charge by calling 1-800-231-8568. Each Annual Report is incorporated by reference and is hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the combined prospectus.

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

INVESTMENT RESTRICTIONS...........................................................................................1

INVESTMENT POLICIES AND TECHNIQUES................................................................................4

MANAGEMENT OF THE PORTFOLIOS.....................................................................................16

PORTFOLIO SERVICE PROVIDERS......................................................................................20
   Underwriter...................................................................................................20
   Independent Registered Public Accounting Firm  and Reports to Shareholders....................................23
   Legal Counsel.................................................................................................23
   Fund Accounting Agent.........................................................................................23
   Administrator.................................................................................................24
   Custodian, Transfer Agent And Shareholder Service Agent.......................................................24

PORTFOLIO TRANSACTIONS...........................................................................................24
   Brokerage Commissions.........................................................................................24

PURCHASE AND REDEMPTION OF SHARES................................................................................26

DIVIDENDS........................................................................................................31

NET ASSET VALUE..................................................................................................32

TAXES............................................................................................................33

OFFICERS AND TRUSTEES............................................................................................34

TRUST ORGANIZATION...............................................................................................45

PROXY VOTING GUIDELINES..........................................................................................47

FINANCIAL STATEMENTS.............................................................................................48

ADDITIONAL INFORMATION...........................................................................................48

APPENDIX -- RATINGS OF INVESTMENTS...............................................................................50

This combined Statement of Additional Information contains information about Premier Money Market Shares of the Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio (each a "Portfolio") offered by Cash Account Trust (a "Trust") and Treasury Portfolio (a "Portfolio," collectively "the Portfolios") offered by Investors Cash Trust (a "Trust," collectively the "Trusts").

                             INVESTMENT RESTRICTIONS

The Trusts have adopted for the Portfolios certain investment restrictions which, together with the investment objectives and policies of each Portfolio (except for Treasury Portfolio and except for policies designated as nonfundamental and limited in regard to the Tax-Exempt Portfolio's 80%
investment and credit quality policies may not be changed for a Portfolio without the approval of a majority of its outstanding voting securities which, under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder and as used in this combined Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities of a Portfolio present at such meeting, if holders of more than 50% of the outstanding voting securities) of a Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Portfolio.

Each Trust is an open-end diversified investment management company.

The Money Market Portfolio and the Government & Agency Securities Portfolio individually may not:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's assets would be invested in securities of that issuer.

(2) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6)      Write, purchase or sell puts, calls or combinations thereof.

(7) Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(10)     Invest  in  interests  in oil,  gas or  other  mineral  exploration  or
         development  programs  or  leases,   although  it  may  invest  in  the
         securities of issuers which invest in or sponsor such programs.

(11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)     Issue senior securities as defined in the 1940 Act.

Additionally, the Money Market Portfolio may not:

(13) Concentrate 25% or more of the value of the Portfolio's assets in any one industry; provided, however, that (a) the Portfolio reserves freedom of action to invest up to 100% of its assets in obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities in accordance with its investment objective and policies and (b) the Portfolio will invest at least 25% of its assets in obligations issued by banks in accordance with its investment objective and policies. However, the Portfolio may, in the discretion of its investment advisor, invest less than 25% of its assets in obligations issued by banks whenever the Portfolio assumes a temporary defensive posture.

With regard to restriction #13, for purposes of determining the concentration of the Portfolio's total assets, asset backed securities will be classified separately, based on the standard classifications used by rating agencies.
Currently, the following classifications are used: securities arbitrage programs, multi-seller programs, single-seller programs, loan backed programs, hybrid programs and special investment vehicles.

The Tax-Exempt Portfolio may not:

(1) Purchase securities if as a result of such purchase more than 25% of the Portfolio's total assets would be invested in any industry or in any one state. Municipal Securities and obligations of, or guaranteed by, the US Government, its agencies or instrumentalities are not considered an industry for purposes of this restriction.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the US Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer. For purposes of this limitation, the Portfolio will regard the entity that has the primary responsibility for the payment of interest and principal as the issuer.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6) Write, purchase or sell puts, calls or combinations thereof, although the Portfolio may purchase municipal securities subject to standby commitments in accordance with its investment objective and policies.

(7) Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships) except that the Portfolio may invest in municipal securities secured by real estate or interests therein.

(10) Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in municipal securities of issuers which invest in or sponsor such programs or leases.

(11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)     Issue senior securities as defined in the 1940 Act.

The Treasury Portfolio may not:

(1)      Borrow  money,   except  as  permitted  under  the  1940  Act,  and  as
         interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) Issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) Concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4) Engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities;

(6)      Purchase  physical   commodities  or  contracts  relating  to  physical
         commodities; or

(7) Make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Tax-Exempt Portfolio may invest more than 25% of its total assets in industrial development bonds.

The Tax-Exempt Portfolio, as a nonfundamental policy that may be changed without shareholder vote, individually may not:

(i) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

The Money Market Portfolio and Government & Agency Securities Portfolio, as a nonfundamental policy that may be changed without shareholder vote, individually may not:

(i) invest more than 10% of total assets in non-affiliated registered investment companies.

The Treasury Portfolio, as a nonfundamental policy that may be changed without shareholder vote, may not:

(i) Borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes.

(ii) Lend portfolio securities in an amount greater than 5% of its total assets.

(iii) Invest more than 10% of net assets in illiquid securities.

(iv) invest more than 10% of total assets in non-affiliated registered investment companies.

The Portfolios will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the Portfolio's net assets valued at the time of the transaction would be invested in such securities.

                       INVESTMENT POLICIES AND TECHNIQUES

The Portfolios described in this Statement of Additional Information seek to provide maximum current income consistent with the stability of capital. Each Portfolio is managed to maintain a net asset value of $1.00 per share.

Each Trust is a money market mutual fund designed to provide its shareholders with professional management of short-term investment dollars. Each Trust is designed for investors who seek maximum current income consistent with stability of capital. Each Trust pools individual and institutional investors' money that it uses to buy high quality money market instruments. Each Trust is a series investment company that is able to provide investors with a choice of separate investment portfolios. Cash Account Trust currently offers three investment portfolios: the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio. Investors Cash Trust currently offers two investment portfolios: the Government & Agency Securities Portfolio (which is not offered in this Statement of Additional Information) and the Treasury Portfolio. A Portfolio's investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. Each Portfolio is designed for investors who want to avoid the fluctuations of principal commonly associated with equity or long-term bond investments. There can be no guarantee that a Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share.

Money Market Portfolio. The Portfolio seeks maximum current income consistent with stability of capital. The Portfolio pursues its objective by normally investing primarily in the following types of US Dollar-denominated money market instruments that mature in 12 months or less:

1. Obligations of, or guaranteed by, the US or Canadian governments, their agencies or instrumentalities.

2. Bank certificates of deposit, time deposits or bankers' acceptances of US banks (including their foreign branches) and Canadian chartered banks having total assets in excess of $1 billion.

3. Bank certificates of deposit, time deposits or bankers' acceptances of foreign banks (including their US and foreign branches) having total assets in excess of $10 billion.


4. Commercial paper, notes, bonds, debentures, participation certificates or other debt obligations that (i) are rated high quality by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Duff & Phelps, Inc. ("Duff"); or (ii) if unrated, are determined to be at least equal in quality to one or more of the below ratings in the discretion of Deutsche Investment Management Americas Inc. Currently, only obligations in the top two categories are considered to be rated high quality. The two highest rating categories of Moody's, S&P and Duff for commercial paper are Prime-1 and Prime-2, A-1 and A-2 and Duff 1 and Duff 2, respectively. For other debt obligations, the two highest rating categories for such services are Aaa and Aa, AAA and AA and AAA and AA, respectively. For a description of these ratings, see "Appendix--Ratings of Investments" in this Statement of Additional Information.

5. Repurchase agreements of obligations that are suitable for investment under the categories set forth above. Repurchase agreements are discussed below.

In addition, the Portfolio limits its investments to securities that meet the quality and diversification requirements of Rule 2a-7 under the 1940 Act.

The Portfolio will normally invest at least 25% of its total assets in obligations issued by banks; provided, however, the Portfolio may in the discretion of the Portfolio's Advisor temporarily invest less than 25% of its assets in such obligations whenever the Portfolio assumes a defensive posture. Investments by the Portfolio in Eurodollar certificates of deposit issued by London branches of US banks, or obligations issued by foreign entities, including foreign banks, involve risks that are different from investments in securities of domestic branches of US banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest payments, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect payment of principal or interest. The market for such obligations may be less liquid and, at times, more volatile than for securities of domestic branches of US banks. Additionally, there may be less public information available about foreign banks and their branches. The profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in banking operations. As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amounts they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, not all such laws and regulations apply to the foreign branches of domestic banks. Foreign branches of foreign banks are not regulated by US banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to US banks. Bank obligations held by the Portfolio do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

The Portfolio may invest in high quality participation certificates ("Certificates") representing undivided interests in trusts that hold a portfolio of receivables from consumer and commercial credit transactions, such as transactions involving consumer revolving credit card accounts or commercial revolving credit loan facilities. The receivables would include amounts charged for goods and services, finance charges, late charges and other related fees and charges. Interest payable on the Certificates may be fixed or may be adjusted periodically or "float" continuously according to a formula based upon an objective standard such as the 30-day commercial paper rate. A trust may have the benefit of a letter of credit from a bank at a level established to satisfy rating agencies as to the credit quality of the assets supporting the payment of principal and interest on the Certificates. Payments of principal and interest on the Certificates would be dependent upon the underlying receivables in the trust and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates is based primarily upon the value of the receivables held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the trust. The Portfolio's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate and in determining whether the Certificate is appropriate for investment by the Portfolio. Collection of receivables in the trust may be affected by various social, legal and economic factors affecting the use of credit and repayment patterns, such as changes in consumer protection laws, the rate of inflation, unemployment levels and relative interest rates. It is anticipated that for most publicly offered certificates there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its certificates prior to maturity to the issuer or a third party. While the Portfolio may invest without limit in Certificates, it is currently anticipated that such investments will not exceed 25% of the Portfolio's assets.

Government & Agency Securities Portfolio. The Portfolio seeks to provide maximum current income consistent with stability of capital. The Portfolio pursues its objective by investing, under normal circumstances, exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US Government, its agencies or instrumentalities and repurchase agreements backed by such obligations. The Portfolio currently intends to purchase securities whose remaining maturities are no longer than 12 months. Some securities issued by US Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, and others are backed by the full faith and credit of the US Government. Short-term US Government obligations generally are considered to be the safest short-term investment. The US Government guarantee of the securities owned by the Portfolio, however, does not guarantee the net asset value of its shares, which the Portfolio seeks to maintain at $1.00 per share. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality or that are backed by the full faith and credit of the US Government., there is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Tax-Exempt Portfolio. The Portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. The Portfolio pursues its objective primarily through a professionally managed, diversified portfolio of short-term high quality tax-exempt municipal obligations. Under normal circumstances, at least 80% of the Portfolio's net assets will, as a fundamental policy, be invested in obligations issued by or on behalf of states, territories and possessions of the United States and the
District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax and alternative minimum tax ("Municipal Securities"). In compliance with the position of the staff of the Securities and Exchange Commission, the Portfolio does not consider certain "private activity" bonds (i.e., those subject to AMT) to be Municipal Securities for purposes of the 80% limitation. This is a fundamental policy so long as the staff maintains its position, after which it would become nonfundamental.

The Portfolio may purchase securities that provide for the right to resell them to an issuer, bank or dealer at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is referred to as a "Standby Commitment." Securities may cost more with Standby Commitments than without them. Standby Commitments will be entered into solely to facilitate portfolio liquidity. A Standby Commitment may be exercised before the maturity date of the related Municipal Security if the Portfolio's Advisor revises its evaluation of the creditworthiness of the underlying security or of the entity issuing the Standby Commitment. The Portfolio's policy is to enter into Standby Commitments only with issuers, banks or dealers that are determined by the Portfolio's Advisor to present minimal credit risks. If an issuer, bank or dealer should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Portfolio an undivided interest in the Municipal Security in the proportion that the Portfolio's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate with remaining maturities of 12 months or less. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Portfolio's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Portfolio. It is anticipated by the Portfolio's Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

The Portfolio may purchase and sell Municipal Securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Portfolio at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Portfolio will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the Portfolio, is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Portfolio's assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

The Portfolio will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

In seeking to achieve its investment objective, the Portfolio may invest all or any part of its assets in Municipal Securities that are industrial development bonds. Moreover, although the Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Portfolio's Advisor. To the extent that the Portfolio's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Portfolio will be subject to the risks presented by such projects to a greater extent than it would be if the Portfolio's assets were not so concentrated.

Treasury Portfolio. The Treasury Portfolio seeks to provide maximum current income consistent with stability of capital. The Portfolio pursues its objective by investing, under normal circumstances, exclusively in short-term US Treasury bills, notes, bonds and other obligations issued by the US Government and repurchase agreements backed by such securities. All securities purchased must mature in 12 months or less. The payment of principal and interest on the securities in the portfolio is backed by the full faith and credit of the US Government. See below for information regarding variable rate securities and repurchase agreements.

Investment Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage or a financial instrument which a Portfolio may purchase are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing a Portfolio's assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more Portfolios but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio, but, to the extent employed, could, from time to time, have a material impact on a Portfolio's performance. It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein and in the applicable prospectus of the Portfolios.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. A Portfolio may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although a Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

A Portfolio may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will a fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a Portfolio's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund's limitation on investments in illiquid securities.

Certificates of Participation. A Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives a fund an undivided interest in the Municipal Security in the proportion that a Portfolio's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by a fund. It is anticipated by the Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling a fund to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, a fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Funding Agreements (Money Market Portfolio only). Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a fund to terminate the agreement at a specified time to the insurance company prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it. Funding agreements are considered "illiquid" securities and will count towards a funds limit on investing in illiquid securities.

Illiquid Securities and Restricted Securities. A Portfolio may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold
(i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A Portfolio's Board of Trustees has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Portfolio may be required to bear all or part of the registration expenses. A Portfolio may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, a Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A  Portfolio  may also  purchase  securities  that are not  subject  to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Portfolio's decision to sell a restricted or illiquid security and the point at which a Portfolio is permitted or able to sell such security, a Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Portfolio.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of a Portfolio's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The Trusts, on behalf of the Portfolios, have received exemptive relief from the SEC which permits a fund to participate in an interfund borrowing and lending program among certain investment companies advised by the Advisor. The interfund borrowing and lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a fund is actually engaged in borrowing through the interfund lending program, a fund, as a matter of nonfundamental policy, may not borrow except in accordance with its fundamental and nonfundamental policies.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a fund may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to a rule of the Securities and Exchange Commission, a fund effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of its responsibilities under that rule, a Portfolio's Board has approved policies established by a Portfolio's Advisor reasonably calculated to prevent a Portfolio's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and a Portfolio's Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a Portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of a Portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.


Securities eligible for investment by a Portfolio are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the two highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as "first tier securities." Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities." A Portfolio will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. A Portfolio may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although a Portfolio may not make more than one such investment at any time during such period. A Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by a Portfolio. Further, a Portfolio may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the fund.

The assets of a Portfolio consist entirely of cash items and investments having an effective maturity date of 12 months (397 calendar days for Treasury Portfolio) or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the underlying obligation). The term "Government & Agency Securities," as used herein, means securities issued or guaranteed as to principal or interest by the US Government, its agencies or instrumentalities. A Portfolio will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of a Portfolio will vary according to the management's appraisal of money market conditions. A Portfolio will invest only in securities determined by the Advisor, pursuant to procedures adopted by the Board, to be of high quality with minimal credit risks.


Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

A Portfolio may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A Portfolio has the right to sell the participation back to the bank after seven days' notice for the full principal amount of a Portfolio's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a Portfolio in connection with the arrangement. A fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for a Portfolio.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a fund's original investment. A Portfolio may also invest in a municipal lease obligation by purchasing a participation interest in a municipal lease obligation.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Portfolio's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Portfolio may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Portfolio.

A Portfolio may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Portfolio with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days' notice, of all or any part of such fund's participation interest in the underlying municipal lease obligation, plus accrued interest.

Municipal Securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.

Municipal Securities which a fund may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period.
Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A fund may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

A Portfolio will invest only in Municipal Securities that at the time of purchase: (a) are rated within the two highest-ratings for Municipal Securities assigned by Moody's (Aaa or Aa) or assigned by S&P (AAA or AA); (b) are guaranteed or insured by the US Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of US Government securities acceptable to a Portfolio's Advisor; (d) have at the time of purchase Moody's short-term Municipal Securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P's municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody's or S&P; or (f) are determined to be at least equal in quality to one or more of the above ratings in the discretion of a Portfolio's Advisor. See "Appendix" for a more detailed discussion of the Moody's and S&P ratings outlined above. In addition, a Portfolio limits its investments to securities that meet the quality requirements of Rule 2a-7 under the 1940 Act. See "Net Asset Value."

Dividends representing net interest income received by a fund on Municipal Securities will be exempt from federal income tax when distributed to a Portfolio's shareholders. Such dividend income may be subject to state and local taxes. A Portfolio's assets will consist of Municipal Securities, taxable temporary investments as described below and cash. A Portfolio considers short-term Municipal Securities to be those that mature in 12 months (397 days for Treasury Portfolio) or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Municipal Securities generally are classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest.
Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by a fund is in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, a fund may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. A fund may invest in short-term "private activity" bonds.

The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or Federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

From time to time, as a defensive measure or when acceptable short-term Municipal Securities are not available, a fund may invest in taxable "temporary investments" that include: obligations of the US Government, its agencies or instrumentalities; debt securities rated within the two highest grades by Moody's or S&P; commercial paper rated in the two highest grades by either of such rating services; certificates of deposit of domestic banks with assets of $1 billion or more; and any of the foregoing temporary investments subject to repurchase agreements. Interest income from temporary investments is taxable to shareholders as ordinary income. Although a fund is permitted to invest in taxable securities (limited under normal circumstances to 20% of a fund's total assets), it is a fund's primary intention to generate income dividends that are not subject to federal income taxes.

Repurchase Agreements. A Portfolio may invest in repurchase agreements, which are instruments under which a fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during a fund's holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

A Portfolio may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations a Portfolio may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's, S&P or Duff.

A repurchase agreement provides a means for a fund to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a fund) "acquires a security (Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price on the date of repurchase. In either case, the income to a fund (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by that fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and a fund has not perfected an interest in the Obligation, a fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price.
However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Section 4(2) Paper. Subject to its investment objectives and policies, a Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agrees that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by a Portfolio's Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of a Portfolio on illiquid securities. The Advisor monitors the liquidity of its investments in
Section 4(2) paper on a continuing basis.

Securities Backed by Guarantees. A Portfolio may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund's ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a fund and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at a fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by a fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a fund may have the following features: (1) they will be in writing and will be physically held by a fund's custodian; (2) a fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a fund's acquisition cost (excluding any accrued interest which a fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

A Portfolio expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Portfolio will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a Portfolio has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the "Service") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A Portfolio intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.

Third Party Puts. A Portfolio may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals not exceeding 12 months (397 calendar days for Treasury Portfolio) to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to a Portfolio will be that of holding such a long-term bond and the weighted average maturity of a fund and the Portfolio's liquidity would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, a Portfolio intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a Portfolio in a manner designed to minimize any adverse impact from these investments.

US Government Securities. There are two broad categories of US Government debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a fund's average maturity. As a result, a fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. A Portfolio may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. A Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Investment Company Securities. A Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and investment policies and subject to the limitations of the 1940 Act. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

                          MANAGEMENT OF THE PORTFOLIOS

Investment Advisor. On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment advisor for the Portfolios, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management ("DeAM") and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). DeIM, which is part of Deutsche Asset Management, is the investment advisor for the Portfolio. Under the supervision of the Boards of Trustees of the Portfolios, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Portfolios' investment decisions, buys and sells securities for the Portfolios and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is one of the most experienced investment counsel firms in the US. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, the Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor manages each Portfolio's daily investment and business affairs subject to the policies established by the Trusts' Board of Trustees.

Pursuant to an investment management agreement with each Portfolio, the Advisor acts as each Portfolio's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Portfolios if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

Today, the Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world researching hundreds of companies. In selecting securities in which a Portfolio may invest, the conclusions and investment decisions of the Advisor with respect to a Portfolio are based primarily on the analyses of its own research department.

In certain cases, the investments for the Portfolios are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio.

The  present  investment   management  agreement  for  Money  Market  Portfolio,
Government & Agency Securities Portfolio and Tax-Exempt Portfolio and the present investment management agreement for Treasury Portfolio (the "Agreements") were approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreements continued in effect until September 30, 2002 and continue from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trusts, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trusts' Trustees or of a majority of the outstanding voting securities of each Portfolio.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Portfolio with continuing investment management consistent with each Portfolio's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Portfolio's assets shall be held uninvested, subject to the Trusts' Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code") and to each Portfolio's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trusts may from time to time establish. The Advisor also advises and assists the officers of the Trusts in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Portfolio.

Under each Portfolio's Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Portfolio's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Portfolio (such as each Portfolio's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Portfolio's federal, state and local tax returns; preparing and filing each Portfolio's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Portfolio under applicable federal and state securities laws; maintaining each Portfolio's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Portfolio; assisting in the resolution of accounting and legal issues; establishing and monitoring each Portfolio's operating budget; processing the payment of each Portfolio's bills; assisting each Portfolio in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Portfolio in the conduct of its business, subject to the direction and control of the Trustees.

Under its respective Agreement a Portfolio is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Portfolio who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of a Portfolio. Each Portfolio is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of a Portfolio with respect thereto.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

The Portfolios, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Portfolio shares whose interests are held in an omnibus account.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreements, the Trustees of the Trusts who are not "interested persons" of the Advisor are represented by independent counsel at the Portfolios' expense.


For the services and  facilities  furnished  to the  portfolios  of Cash Account
Trust (i.e. the Money Market, Government & Agency Securities and Tax-Exempt Portfolios), the Portfolios pay a monthly investment management fee on a graduated basis at 1/12 of 0.22% of the first $500 million of combined average daily net assets of such Portfolios, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of combined average daily net assets of such Portfolios over $3 billion. The investment management fee is computed based on average daily net assets of the Portfolios and allocated among the Portfolios based upon the relative net assets of each Portfolio. Pursuant to the Agreements, the Money Market, Government & Agency
Securities and Tax-Exempt Portfolios paid the Advisor fees of $9,711,942, $2,923l,467 and $1,374,206 for the fiscal year ended April 30, 2004; fees of $9,711,942, $2,923,467 and $1,374,206 for the fiscal year ended April 30, 2003, respectively and $15,805,533, $2,819,556 and $1,565,293 for the fiscal year ended April 30, 2002, respectively.

For services and facilities furnished to the portfolios of Investors Cash Trust (i.e. the Treasury Portfolio and the Government & Agency Securities Portfolio (which does not offer Premier Money Market Shares)), the Portfolios pay a monthly investment management fee of 1/12 of 0.15% of average daily net assets of such Portfolios. The investment management fee is computed based on the combined average daily net assets of such Portfolios and allocated between the Portfolios based upon the relative net asset levels. Pursuant to the investment management agreement, the Treasury Portfolio incurred investment management fees of $75,657, $91,133 and $110,738 for the fiscal years ended March 31, 2004, 2003 and 2002, respectively. For the fiscal year ended March 31, 2004 the Advisor waived Treasury Portfolio's entire investment management fee. In addition, the Advisor reimbursed Treasury Portfolio - Premier Money Market Shares $20,340 for certain expenses of the class. By contract, the Advisor and certain affiliates agreed to limit operating expenses of the Premier Money Market Shares of the Treasury Portfolio to 1.00% of average daily net assets of Treasury Portfolio on an annual basis until July 31, 2002. Currently, this 1.00% expense cap is extended voluntarily and may be terminated any time by the Advisor. For this purpose, "Portfolio operating expenses" do not include taxes, interest, extraordinary expenses, brokerage commissions or transaction costs.


Board Considerations in Connection with Annual Renewal of Investment Management Agreements. The Board of Trustees approved the renewal of each Portfolio's advisory contract on September 26, 2002. As part of the annual contract review process, commencing in July, 2002, the Board, as a whole, the Non-interested Trustees, separately, and the Portfolios' Oversight Committees met on several occasions to consider the renewal of each Portfolio's investment management agreement. The Oversight Committees initially analyzed and reviewed extensive materials, received responses from the Advisor and received advice from counsel. The Committees presented their findings and recommendations to the Non-interested Trustees as a group. The Non-interested Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. At a meeting on September 26, 2002, the Board concluded that the terms of the investment management agreements for each Portfolio are fair and reasonable and the continuance of each agreement is in the best interest of each Portfolio.

In connection with their meetings, the Oversight Committees and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the Advisor under the former investment management agreements; (ii) the management fees, expense ratios and asset sizes of the Portfolios relative to peer groups; (iii) the level of the Advisor's profits with respect to the management of the Portfolios, including the methodology used to allocate costs among funds advised by the Advisor; (iv) the short-term and long-term performance of the Portfolios relative to appropriate peer groups and one or a combination of market indices;
(v) fall-out benefits to the Advisor from its relationship to the Portfolios, including revenues derived from services provided to the Portfolios by affiliates of the Advisor; and (vi) the potential incidental benefits to the Advisor, the Portfolios and their shareholders.

Investment Performance. The Board reviewed the Portfolios' investment performance as well as the performance of a peer group of funds, and the performance of an appropriate index or combination of indices. The Board considered short-term and long-term performance, as well as the factors contributing to underperformance of certain funds advised by the Advisor and steps taken by the Advisor to improve such underperformance. In particular, the Board has requested the Advisor to identify Scudder funds whose performance rank in the lowest quartile of their peer group ("Focus Funds") and to provide more frequent reports of steps to monitor and improve performance of the Focus Funds.

Fees and Expenses. The Board considered each Portfolio's management fee rates, expense ratios and asset sizes relative to an appropriate peer group of funds, including information about the expense limitation commitments from the Advisor.

Profitability. The Board considered the level of the Advisor's profits with respect to the management of the Portfolios, including a review of the Advisor's methodology in allocating its costs to the management of the Portfolios. The Board considered the profits realized by the Advisor in connection with the operation of the Portfolios and whether the amount of profit is a fair entrepreneurial profit for the management of the Portfolios. The Board also considered the Advisor's profit margins in comparison with available industry data.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of the Portfolios and whether the Portfolios have appropriately benefited from any economies of scale. The Board considered whether the management fee rates are reasonable in relation to the asset sizes of the Portfolios.

Advisor Personnel and Methods. The Board considered the size, education and experience of the Advisor's staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies.

Other Benefits to the Advisor. The Board also considered the character and amount of other incidental benefits received by the Advisor and its affiliates.

Code of Ethics

Each Trust, the Advisor and principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Trusts, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Trusts. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                           PORTFOLIO SERVICE PROVIDERS

Underwriter

Pursuant  to  an  underwriting   and   distribution   services   agreement  (the
"Distribution Agreement"), Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter for the Portfolios to provide information and services for existing and potential shareholders. The distribution agreement provides that SDI shall appoint various firms to provide cash management services for their customers or clients through the Portfolios. The firms are to provide such office space and equipment, telephone facilities, personnel and literature distribution as is necessary or appropriate for providing information and services to the firms' clients. Each Portfolio has adopted for the Premier Money Market Shares a plan in accordance with Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). This rule regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing shares. For its services under the distribution agreement and pursuant to the 12b-1 Plans, each Portfolio pays SDI a distribution services fee, payable monthly, at the annual rate of 0.25% of average daily net assets with respect to the Premier Money Market Shares of the Money Market Portfolio, the Government & Agency Securities Portfolio, the Tax-Exempt Portfolio, and the Treasury Portfolio. Expenditures by SDI on behalf of Premier Money Market Shares of each Portfolio need not be made on the same basis that such fees are allocated. The fees are accrued daily as an expense of the Portfolios.

As principal underwriter for the Portfolios, SDI acts as agent of each Portfolio in the continuous sale of that Portfolio's shares. SDI pays all its expenses under the distribution agreement including, without limitation, services fees to firms that provide services related to the Portfolios. Each Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs.

SDI enters into related administration services and selling group agreements ("services agreements") with firms to provide distribution services for shareholders of the Premier Money Market Shares of each Portfolio. SDI also may provide some of the distribution services for the Premier Money Market Shares of each Portfolio. SDI normally pays such firms for services at a maximum annual rate of 0.25% of average daily net assets of those accounts in the Premier Money Market Shares of the Money Market Portfolio, the Government & Agency Securities Portfolio, the Tax-Exempt Portfolio, and the Treasury Portfolio that they maintain and service. SDI, in its discretion, may pay firms additional amounts in connection with some or all of the services described above.


During the calendar year ended December 31, 2003, Premier Money Market Shares of Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio paid distribution services fees of $7,544,611, $4,121,867 and $474,091, respectively. During the calendar year ended December 31, 2003, Premier Money Market Shares of Treasury Portfolio incurred distribution services fees of $64,279. During the same time period, for Money Market Portfolio, Government & Agency Securities Portfolio, Tax-Exempt Portfolio and Treasury Portfolio, SDI paid as administrative services fees to firms $7,525,132, $4,117,449, $467,483 and $76,996, respectively.


During the fiscal year ended April 30, 2003, Premier Money Market Shares of Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio paid distribution services fees of $7,327,273, $4,100,439 and $443,507, respectively, of which $630,417, $359,376 and $40,102, respectively, was unpaid as of April 30, 2003. During the fiscal year ended March 31, 2003, the Premier Money Market Shares of the Treasury Portfolio incurred distribution services fees of $70,073, of which $6,786 was unpaid as of March 31, 2003. During the fiscal year ended April 30, 2003, for Premier Money Market Shares of Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio, SDI (or the Advisor as predecessor to SDI) paid as administrative service fees $7,140,588, $3,977,943 and $375,734 to firms. During the fiscal year ended April 30, 2003, for Premier Money Market Shares of Treasury Portfolio, SDI (or the Advisor as predecessor to SDI) paid as administrative service fees $69,017 to firms.

During the fiscal year ended April 30, 2002, Premier Money Market Shares of Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio paid distribution services fees of $6,144,579, $3,365,225 and $247,750, respectively, of which $518,405, $280,825 and $22,496, respectively, was unpaid as of April 30, 2002. During the fiscal year ended March 31, 2002, the Premier Money Market Shares of the Treasury Portfolio incurred distribution services fees of $51,695, of which $4,990 was unpaid as of March 31, 2002. During the fiscal year ended April 30, 2002, for Premier Money Market Shares of Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio, SDI (or the Advisor as predecessor to SDI) paid as administrative service fees $6,104,724, $3,357,364 and $223,181 to firms. During the fiscal year ended April 30,

2002, for Premier Money Market Shares of Treasury Portfolio, SDI (or the Advisor as predecessor to SDI) paid as administrative service fees $51,759 to firms.

The Distribution Agreement and the 12b-1 Plans continue in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of each Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Trust or by SDI upon 60 days' written notice. For each Trust, termination of the Distribution Agreement may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the Trust as defined under the 1940 Act. The 12b-1 Plans may not be amended to increase the fee to be paid by a class without approval by a majority of the outstanding voting securities of the class and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the 12b-1 Plans. The 12b-1 Plans may be terminated for a class at any time without penalty by a vote of the majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan, or by a vote of the majority of the outstanding voting securities of the class. The Premier Money Market Shares of the Portfolios of each Trust will vote separately with respect to the 12b-1 Plans.

Administrative services are provided to the Premier Money Market Shares of the Portfolios under an administrative and shareholder services agreement ("administration agreement") with SDI. SDI bears all its expenses of providing services pursuant to the administration agreement between SDI and the Premier Money Market Shares of the Portfolios, including the payment of service fees. Premier Money Market Shares of the Portfolios currently pay SDI an administrative service fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets attributable to those shares of the Portfolios.

SDI has entered into related arrangements with various banks, broker dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers and clients who are investors in Premier Money Market Shares of the Portfolios. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Portfolios, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. Currently, SDI pays each firm a service fee, normally payable monthly, at an annual rate of up to 0.25% of the average daily net assets in the Portfolio's Premier Money Market Shares accounts that it maintains and services.



In addition, Premier Money Market Shares Money Market Portfolio, Government & Agency Securities Portfolio, Tax-Exempt Portfolio and Treasury Portfolio paid $250,225, $51,524, $21,824 and $6,821, respectively, in distribution fees for expenses related to marketing and sales activities, production of sales literature, prospectus printing, media advertising and production of sales promotional materials. A portion of the aforesaid marketing, sales and operating expenses could be considered overhead expense. In addition to the discounts or commissions described above, SDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Funds.

Firms to which service fees may be paid may include affiliates of SDI. In addition, SDI may from time to time, from its own resources, pay firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Premier Money Market Shares of the Portfolios. SDI also may provide some of the above services and may retain any portion of the fee under the administration agreement not paid to firms to compensate itself for administrative functions performed for the Premier Money Market Shares of the Portfolios.

Clients of Firms. Firms provide varying arrangements for their clients with respect to the purchase and redemption of Portfolio shares and the confirmation thereof and may arrange to have their clients for other investment or administrative services. Such firms are responsible for the prompt transmission of purchase and redemption orders. Some firms may establish different minimum investment requirements than set forth above. Such firms may independently establish and charge additional amounts to their clients for their services, which charges would reduce their clients' yield or return. Firms may also hold Portfolio shares in nominee or street name as agent for and on behalf of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation (up to 0.25% of the average daily net assets of each Portfolio's Premier Money Market Share accounts that it maintains and service) through each Portfolio's Shareholder Servicing Agent for record-keeping and other expenses relating to these nominee accounts holding Premier Money Market Shares. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing redemptions) or the reinvestment of dividends may not be available through such firms or may only be available subject to certain conditions or limitations. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. The prospectus should be read in connection with such firm's material regarding its fees and services.

Independent Registered Public Accounting Firm  and Reports to Shareholders


The financial highlights of each Portfolio included in the Portfolios' Premium Money Market Shares' prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Portfolios and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


Legal Counsel

Vedder, Price, Kaufman & Kammholz P.C., 222 North LaSalle Street, Chicago, IL 60601 serves as legal counsel to the Portfolios and the Independent Trustees.

Fund Accounting Agent

Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of each Portfolio and maintaining portfolio and general accounting records. Currently, SFAC receives no fee for its services to the Portfolios; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.


Pursuant to an agreement among the Advisor, SFAC and SSB (the "Sub-Accounting and Sub-Administrator Agreement"), SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and SFAC, not by the Portfolios.

Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolios.

Custodian, Transfer Agent And Shareholder Service Agent


State  Street Bank and Trust  Company  ("SSB"),  225  Franklin  Street,  Boston,
Massachusetts 02110 (the "Custodian"), as custodian, has custody of all securities and cash of the Trust. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Portfolios.

SSB also acts as  transfer  agent for the  Portfolios.  Pursuant  to a  services agreement with SSB, Scudder Investments Service Company ("SISC"), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, serves as "Shareholder Service Agent." SSB receives as transfer agent, and pays to SISC annual account fees of a maximum of $13 per year per account plus out-of-pocket expense reimbursement. During the fiscal year ended April 30, 2002, 2001 and 2000, SSB (or Investors Fiduciary Trust Company ("IFTC"), the former transfer agent for the Portfolio) remitted shareholder service fees for Money Market Portfolio in the amount of $35,326,287, $17,121,411 and $11,380,698, respectively; for Government & Agency Securities Portfolio in the amount of $5,482,056, $2,910,439 and $1,235,764, respectively; and for Tax-Exempt
Portfolio in the amount of $1,637,057, $1,341,251 and $870,299 to SISC as Shareholder Service Agent. During the fiscal year ended March 31, 2002, 2001 and 2000, SSB (or Investors Fiduciary Trust Company ("IFTC"), the former transfer agent for the Portfolio) remitted shareholder service fees for Treasury Portfolio in the amount of $40,944, $21,318 and $6,619, respectively, to SISC as Shareholder Service Agent. As of March 31, 2002, SISC has opted to waive $0 of the fee, and $1,809,328 remained unpaid.


Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not by each Portfolio.

                             PORTFOLIO TRANSACTIONS

Brokerage Commissions

Allocation of brokerage is supervised by the Advisor.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by a Portfolio for such purchases.

During the last three fiscal years each Portfolio paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

Tax-Exempt Versus Taxable Yield. You may want to determine which investment -- tax-exempt or taxable -- will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of [1 minus your marginal tax rate]. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that the Tax-Exempt Portfolio may generate. Both tables are based upon current law as to the 2002 tax rates schedules.

FEDERAL


Tax Equivalent Yields
Scudder 2004

       Taxable         Effective    Effective     Federal Tax            Taxable            Effective    Effective     Federal Tax
    Income Single      State Rate  Federal Rate      Bracket           Income Joint        State Rate     Federal        Bracket
    -------------      ----------  ------------      -------           ------------        ----------     -------        -------


  $29,051 - $70,350         0.00%      25.00%    25.00%             $58,101 - $117,250        0.00%        25.00%         25.00%
  $70,351 - $146,750        0.00%      28.00%        28.00%        $117,251 - $178,650        0.00%        28.00%         28.00%
 $146,751 - $319,100        0.00%      33.00%        33.00%        $178,651 - $319,100        0.00%        33.00%         33.00%
    over $319,100           0.00%      35.00%        35.00%           over $319,100           0.00%        35.00%         35.00%



                   If your combined federal and state effective tax rate in 2003 is:
                       10.00%     15.00%     25.00%      28.00%     33.00%     35.00%      25.00%     28.00%      33.00%      35.00%
To match these
tax-free yields:             Your taxable investment would have to earn the following yield:

          2.00%         2.22%      2.35%      2.67%       2.78%      2.99%      3.08%       2.67%      2.78%       2.99%       3.08%
          3.00%         3.33%      3.53%      4.00%       4.17%      4.48%      4.62%       4.00%      4.17%       4.48%       4.62%
          4.00%         4.44%      4.71%      5.33%       5.56%      5.97%      6.15%       5.33%      5.56%       5.97%       6.15%
          5.00%         5.56%      5.88%      6.67%       6.94%      7.46%      7.69%       6.67%      6.94%       7.46%       7.69%
          6.00%         6.67%      7.06%      8.00%       8.33%      8.96%      9.23%       8.00%      8.33%       8.96%       9.23%
          7.00%         7.78%      8.24%      9.33%       9.72%     10.45%     10.77%       9.33%      9.72%      10.45%      10.77%
          8.00%         8.89%      9.41%     10.67%      11.11%     11.94%     12.31%      10.67%     11.11%      11.94%      12.31%
          9.00%        10.00%     10.59%     12.00%      12.50%     13.43%     13.85%      12.00%     12.50%      13.43%      13.85%

Please note:

1) This chart does not take into consideration any local or city tax rates.
2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.
3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.
4) Taxable income amounts represent taxable income as defined in the Internal Revenue Code.

                        PURCHASE AND REDEMPTION OF SHARES


General Information

Policies and procedures affecting transactions in Portfolio shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Portfolio's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Portfolio and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Portfolio and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Portfolio next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Portfolio's transfer agent, for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Portfolio's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Portfolio's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Portfolio through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Portfolio through the Shareholder Service Agent for these services.


Purchase of Shares

Shares of each Portfolio are sold at net asset value through selected financial services firms, such as broker-dealers and banks ("firms"). Investors must indicate the Portfolio in which they wish to invest. Each Portfolio has established a minimum initial investment for shares of each Portfolio of $1,000 and $50 for subsequent investments, but these minimums may be changed at anytime in management's discretion. Firms offering Portfolio shares may set different minimums for accounts they service and may change such minimums at their discretion. The Trusts may waive the minimum for purchases by trustees, directors, officers or employees of the Trusts or the Advisor and its affiliates.

Each Portfolio seeks to have their investment portfolios as fully invested as possible at all times in order to achieve maximum income. Since each Portfolio will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank's account with its regional Federal Reserve Bank), each Portfolio has adopted procedures for the convenience of its shareholders and to ensure that each Portfolio receives investable funds. An investor wishing to open an account should use the Account Information Form available from a Trust or financial services firms. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in US Dollars) will not be considered in proper form and will not be processed unless and until a Portfolio determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

Orders for purchase of shares of a Portfolio received by wire transfer in the form of Federal Funds will be effected at the next determined net asset value. Shares purchased by wire will receive (i) that day's dividend if effected at or prior to the 2:00 p.m. Eastern time net asset value determination for the Government & Agency Securities Portfolio and the Treasury Portfolio, at or prior to 4:00 p.m. Eastern Time for the Money Market Portfolio, and at or prior to the 12:00 p.m. Eastern time net asset value determination for the Tax-Exempt Portfolio; (ii) the dividend for the next calendar day if effected at the 4:00 p.m. or, for the Government & Agency Securities Portfolio, 9:00 p.m. Eastern time net asset value determination provided such payment is received by 4:00 p.m. Eastern time; or (iii) the dividend for the next business day if effected at the 9:00 p.m. Eastern time net asset value determination and payment is received after 4:00 p.m. Eastern time on such date for the Government & Agency Securities Portfolio. Confirmed share purchases that are effective at the 9:00 p.m. Eastern time net asset value determination for the Government & Agency Securities Portfolio will receive dividends upon receipt of payment for such transactions in the form of Federal Funds in accordance with the time provisions immediately above.

Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 4:00 p.m. Eastern time for Government & Agency Securities Portfolio and Tax-Exempt Portfolio and 5:00 p.m. Eastern time for
Money Market Portfolio, on the next business day following receipt and such shares will receive the dividend for the next calendar day following the day the purchase is effected. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected on such check before shares will be purchased.

If payment is wired in Federal Funds, the payment should be directed to UMB Bank, N.A. (ABA #101-000-695), 10th and Grand Avenue, Kansas City, MO 64106 for credit to appropriate Fund bank account (Money Market Portfolio 346:
98-0119-980-3; Government & Agency Securities Portfolio 347: 98-0119-983-8; Tax-Exempt Portfolio 348: 98-0119-985-4; Treasury Portfolio 343: 98-7036-760-2)
and further credit to your account number.

Redemption of Shares

General. Upon receipt by the Shareholder Service Agent of a request in the form described below, shares of a Portfolio will be redeemed by a Portfolio at the next determined net asset value. If processed by 4:00 p.m. Eastern Time (or 9:00 p.m. Eastern time for the Government & Agency Securities Portfolio) Eastern time, the shareholder will receive that day's dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their shares of a Portfolio will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

Each Portfolio (except Money Market Portfolio) may suspend the right of redemption or delay payment more than seven days (one business day for Money Market Portfolio) (a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Portfolio's investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Portfolio to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of a Portfolio's shareholders.

In addition, the Money Market Portfolio may delay payments of redemptions in the event of a closing of the Federal Reserve Bank's wire payment system until a reasonable time after the system reopens, but in any event the Portfolio may not delay payment more than seven days except under the circumstances discussed in the previous paragraph.

Although it is each Portfolio's present policy to redeem in cash, a Portfolio (for Money Market Portfolio, upon consent of a redeeming shareholder), may pay the redemption price in part by a distribution of portfolio securities in lieu of cash, in conformity with any applicable regulatory requirements, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as may be deemed fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such redemption would not be liquid as a redemption entirely in cash. Each Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares of a Portfolio solely in cash up to the lesser of $250,000 or 1% of the net assets of that Portfolio during any 90-day period for any one shareholder of record.

If shares of a Portfolio to be redeemed were purchased by check or through certain Automated Clearing House ("ACH") transactions, the Portfolio may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Portfolio of the purchase amount. Shareholders may not use ACH or Redemption Checks (defined below) until the shares being redeemed have been owned for at least 10 days and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

If shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other fund, the redemption of such shares by a Portfolio may be subject to a contingent deferred sales charge as explained in such prospectus.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. Each Portfolio or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless a Portfolio or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Each Portfolio reserves the right to redeem an account that falls below the minimum investment level. Thus, a shareholder who makes only the minimum initial investment and then redeems any portion thereof might have the account redeemed. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before a Portfolio redeems the shareholder account.

Financial services firms provide varying arrangements for their clients to redeem Portfolio shares. Such firms may independently establish and charge amounts to their clients for such services.

Regular Redemptions. When shares are held for the account of a shareholder by a Portfolio's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Scudder Investments Service Company, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Telephone Redemptions. If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-231-8568. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificate form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. Each Portfolio reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 12:00 p.m. Eastern time for Government & Agency Securities Portfolio, Tax-Exempt Portfolio and Treasury Portfolio and 4:00 p.m. Eastern time for Money Market Portfolio, will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing, subject to the limitations on liability. A Portfolio is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. Each Portfolio currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of a Portfolio were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificate form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. Each Portfolio reserves the right to terminate or modify this privilege at any time.

Redemptions By Draft. Upon request, shareholders will be provided with drafts to be drawn on a Portfolio ("Redemption Checks"). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $100. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a Portfolio receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from each Portfolio or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. Each Portfolio reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of each Portfolio. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by each Portfolio.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been owned for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. Each Portfolio reserves the right to terminate or modify this privilege at any time.

A Portfolio may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Portfolio shares in excess of the value of a Portfolio account or in an amount less than

$100; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.

Special Features. Certain firms that offer shares of a Portfolio also provide special redemption features through charge or debit cards and checks that redeem Portfolio shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

Special Features

Exchange Privilege. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.-Prime Series, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.-Treasury Series, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.-Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, financial services firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain an exchange form and prospectuses of the other funds from firms or the Underwriter. Exchanges also may be authorized by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing subject to the limitations on liability described in the prospectus. Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to implement the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Automatic Withdrawal Program. An owner of $5,000 or more of a Portfolio's shares may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or the owner's designated payee monthly, quarterly, semi-annually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. Dividend distributions will be reinvested automatically at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be amended on thirty days notice by a Portfolio and may be terminated at any time by the shareholder or a Portfolio. Firms provide varying arrangements for their clients to redeem shares of a Portfolio on a periodic basis. Such firms may independently establish minimums for such services.

Tax-Sheltered Retirement Programs. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish your account in any of the following types of retirement plans:


o Individual Retirement Accounts (IRAs) trusteed by SSB. This includes Simplified Employee Pension Plan (SEP)
         IRA accounts and prototype documents.

o 403(b) Custodial Accounts also trusteed by SSB. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as providing model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Financial services firms offering the Portfolios may have their own documents. Please contact the financial services firm from which you received this Statement of Additional Information for more information. Investors should consult with their own tax advisors before establishing a retirement plan.

Electronic Funds Transfer Programs. For your convenience, each Trust has established several investment and redemption programs using electronic funds transfer via the Automated Clearing House (ACH). There is currently no charge by either Trust for these programs. To use these features, your financial institution (your employer's financial institution in the case of payroll deposit) must be affiliated with an Automated Clearing House (ACH). This ACH affiliation permits the Shareholder Service Agent to electronically transfer money between your bank account, or employer's payroll bank in the case of Direct Deposit, and your account. Your bank's crediting policies of these transferred funds may vary. These features may be amended or terminated at any time by the Trusts. Shareholders should contact Scudder Investments Service Company at 1-800-621-1048 or the financial services firm through which their account was established for more information. These programs may not be available through some firms that distribute shares of the Portfolios.

Internet Access

World   Wide   Web   Site.    Scudder    maintains    a   web   site   that   is
http://www.scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view fund prospectuses. Users can fill out new account forms on-line, order free software, and request literature on funds.

                                    DIVIDENDS

Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of a Portfolio at the net asset value normally on the last business day of each month for the Money Market Portfolio, the Government & Agency Securities Portfolio, the Tax-Exempt Portfolio and the Treasury Portfolio if a business day, otherwise on the next business day. A Portfolio will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have Portfolio dividends invested without sales charge in shares of another Scudder Mutual Fund offering this privilege at the net asset value of such other fund. See "Special Features -- Exchange Privilege" for a list of such other Scudder Mutual Funds. To use this privilege of investing Portfolio dividends in shares of another Scudder Mutual Fund, shareholders must maintain a minimum account value of $1,000 in this Portfolio and must maintain a minimum account value of $1,000 in the fund in which dividends are reinvested.


Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Portfolio generally consists of (a) accrued interest income plus or minus amortized discount or premium (excluding market discount for the Tax-Exempt Portfolio), (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the Portfolio. Expenses of each Portfolio are accrued each day. While each Portfolio's investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value of a Portfolio deviate significantly from market value, each Portfolio's Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.


If the shareholder elects to receive dividends in cash, checks will be mailed monthly, within five business days of the reinvestment date (described below), to the shareholder or any person designated by the shareholder. At the option of the shareholder, cash dividends may be sent by Federal Funds wire. Shareholders may request to have dividends sent by wire on the Account Application or by contacting the Shareholder Service Agent (see "Purchase of Shares"). The Portfolio reinvests dividend checks (and future dividends) in shares of the Portfolio if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the Portfolio unless the shareholder requests that such policy not be applied to the shareholder's account.

                                 NET ASSET VALUE

The net asset value of shares of the Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

As described in the prospectus, each Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument. Calculations are made to compare the value of a Portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of a Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Portfolio's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of a Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of a Portfolio might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Orders received by dealers or other financial services firms prior to the 9:00 p.m. Eastern Time determination of net asset value for the Government & Agency Securities Portfolio and received by SDI prior to the close of its business day can be confirmed at the 9:00 p.m. Eastern Time determination of net asset value for that day. Such transactions are settled by payment of Federal funds in accordance with procedures established by SDI. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio's net asset value also may be processed on a confirmed basis in accordance with the procedures established by SDI.

                                      TAXES

Taxable  Portfolios.  The  Money  Market  Portfolio,  the  Government  &  Agency
Securities Portfolio and the Treasury Portfolio each intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, will not be subject to Federal income taxes to the extent its earnings are distributed. Dividends derived from interest and short-term capital gains are taxable as ordinary income whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Dividends from these Portfolios do not qualify for the dividends received deduction available to corporate shareholders.

Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year in which declared for Federal income tax purposes. The Portfolios may adjust their schedules for dividend reinvestment for the month of December to assist in complying with the reporting and minimum distribution requirements contained in the Code.

Tax-Exempt Portfolio. The Tax-Exempt Portfolio intends to continue to qualify under the Code as a regulated investment company and, if so qualified, will not be liable for Federal income taxes to the extent its earnings are distributed. This Portfolio also intends to meet the requirements of the Code applicable to regulated investment companies distributing tax-exempt interest dividends and, accordingly, dividends representing net interest received on Municipal Securities will not be included by shareholders in their gross income for Federal income tax purposes, except to the extent such interest is subject to the alternative minimum tax as discussed below. Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the US Government) and net short-term capital gains, if any, are taxable to shareholders as ordinary income. Net interest on certain "private activity bonds" issued on or after August 8, 1986 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from the Tax-Exempt Portfolio are to be treated as interest on private activity bonds in proportion to the interest income the Portfolio receives from private activity bonds, reduced by allowable deductions.

Exempt-interest dividends, except to the extent of interest from "private activity bonds," are not treated as a tax-preference item. For a corporate shareholder, however, such dividends will be included in determining such corporate shareholder's "adjusted current earnings." Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's other alternative minimum taxable income with certain adjustments will be a tax-preference item. Corporate shareholders are advised to consult their tax advisors with respect to alternative minimum tax consequences.

Shareholders  will be required to disclose on their  Federal  income tax returns
the  amount  of  tax-exempt   interest   earned   during  the  year,   including
exempt-interest dividends received from the Tax-Exempt Portfolio.

Individuals whose modified income exceeds a base amount will be subject to Federal income tax on up to 85% of their Social Security benefits. Modified income includes adjusted gross income, tax-exempt interest, including exempt-interest dividends from the Tax-Exempt Portfolio, and 50% of Social Security benefits.

The tax exemption of dividends from the Tax-Exempt Portfolio for Federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and shareholders of the Portfolios are advised to consult their own tax advisors as to the status of their accounts under state and local tax laws.

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for Federal income tax purposes. Further, the Tax-Exempt Portfolio may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds held by the Tax-Exempt Portfolio or are "related persons" to such users; such persons should consult their tax advisors before investing in the Tax-Exempt Portfolio.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.

All Portfolios. Each Portfolio is required by law to withhold a portion of taxable dividends paid to certain shareholders that do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisors regarding the 20% withholding requirement.

Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for IRAs and other fiduciary accounts for which Investors Fiduciary Trust Company serves as trustee will be sent quarterly. Firms may provide varying arrangements with their clients with respect to confirmations. Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

                              OFFICERS AND TRUSTEES

Cash Account Trust and Investors Cash Trust

The following table presents certain information regarding the Trustees and Officers of Cash Account Trust and Investors Cash Trust as of August 1, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholders' meeting called for the purpose of electing such Trustee and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the portfolios.

Independent Trustees

-----------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                           Number of Funds
Fund and Length of Time        Principal Occupation(s) During Past 5 Years and                      in Fund Complex
Served^1                       Other Directorships Held                                             Overseen
-----------------------------------------------------------------------------------------------------------------------

Shirley D. Peterson (1941)     Retired; formerly, President, Hood College (1995-2000); prior                81
Chairman and Trustee,          thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
1995-present                   Internal Revenue Service; Assistant Attorney General (Tax), US
                               Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel
                               production); Goodyear Tire & Rubber Co. Trustee, Bryn Mawr College.
                               Former Directorship: Bethlehem Steel Corp.

-----------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)      Retired; formerly, Executive Vice President and Chief Risk                   81
Trustee, 1999-present          Management Officer, First Chicago NBD Corporation/The First
                               National Bank of Chicago (1996-1998); Executive Vice President and
                               Head of International Banking (1995-1996). Directorships: Enron
                               Corporation (energy trading firm) (effective May 30, 2002);  First
                               Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways,
                               Inc. (provider of disease and care management services); Portland
                               General Electric (utility company).
-----------------------------------------------------------------------------------------------------------------------



                                       34

-----------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                           Number of Funds
Fund and Length of Time        Principal Occupation(s) During Past 5 Years and                      in Fund Complex
Served^1                       Other Directorships Held                                             Overseen
-----------------------------------------------------------------------------------------------------------------------
Lewis A. Burnham (1933)        Retired; formerly, Director of Management Consulting, McNulty &              81
Trustee, 1977-present          Company; (1990-1998); prior thereto, Executive Vice President,
                               Anchor Glass Container Corporation.
-----------------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)       Retired; formerly, Executive Vice President, A. O. Smith                     81
Trustee, 1980-present          Corporation (diversified manufacturer) (1963-1994).
-----------------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)          Distinguished Fellow, University of Illinois, Institute of                   81
Trustee, 1999-present          Government and Public Affairs (1999-present); formerly, Governor,
                               State of Illinois (1991-1999). Directorships: Kemper Insurance
                               Companies; John B. Sanfilippo & Son, Inc.
                               (processor/packager/marketer of nuts, snacks and candy products);
                               Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products).
-----------------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)         President, Cook Street Holdings (consulting); Senior Visiting                81
Trustee, 2002-present          Research Scholar, Graduate School of International Studies,
                               University of Denver; Consultant, World Bank/Inter-American
                               Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer,
                               The Eric Group, Inc. (environmental insurance) (1986-1998).
-----------------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)       Retired; formerly, Chairman, Harnischfeger Industries, Inc.                  81
Trustee, 1981-present          (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto
                               Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorship: RCP Advisors, LLC (a private equity investment advisory firm).
-----------------------------------------------------------------------------------------------------------------------
Fred B. Renwick (1930)         Retired; Professor Emeritus of Finance, New York University, Stern           81
Trustee, 1988-present          School of Business (2001- present); formerly, Professor, New York
                               University Stern School of Business (1965-2001). Directorships: The
                               Wartburg Foundation; Chairman, Finance Committee of Morehouse
                               College Board of Trustees; formerly, Director of Board of Pensions,
                               Evangelical Lutheran Church in America; member of the Investment
                               Committee of Atlanta University Board of Trustees; Chair of the
                               Investment Committee, American Bible Society Board of Trustees.
-----------------------------------------------------------------------------------------------------------------------
John G. Weithers (1933)        Retired; formerly, Chairman of the Board and Chief Executive                 81
Trustee, 1993-present          Officer, Chicago Stock Exchange. Directorships: Federal Life
                               Insurance Company; Chairman of the Members of the Corporation and
                               Trustee, DePaul University; formerly, International Federation of
                               Stock Exchanges; Records Management Systems.
-----------------------------------------------------------------------------------------------------------------------

                                       35

Interested Trustee and Officers^2
-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in Scudder Fund
Served^1                       Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------

William N. Shiebler^3 (1942)   Chief Executive Officer in the Americas for Deutsche Asset             147
Trustee, 2004-present          Management ("DeAM") and a member of the DeAM Global Executive
                               Committee (since 2002); Vice Chairman of Putnam Investments,
                               Inc. (1999); Director and Senior Managing Director of Putnam
                               Investments, Inc. and President, Chief Executive Officer, and
                               Director of Putnam Mutual Funds Inc. (1990-1999)

-----------------------------------------------------------------------------------------------------------------
Julian F. Sluyters^4 (1960)    Managing Director, Deutsche Asset Management (since May 2004);         n/a
Chief Executive Officer,       President and Chief Executive Officer of The Brazil Fund, Inc.,
2004-present                   The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and
                               Scudder New Asia Fund, Inc. (since May 2004); President and
                               Chief Executive Officer, UBS Fund Services (2001-2003); Chief
                               Administrative Officer (1998-2001) and Senior Vice President
                               and Director of Mutual Fund Operations (1991 to 1998) UBS
                               Global Asset Management
-----------------------------------------------------------------------------------------------------------------
Brenda Lyons^5 (1963)          Managing Director, Deutsche Asset Management                           n/a
President, 2003-present
-----------------------------------------------------------------------------------------------------------------
Philip J. Collora (1945)       Director, Deutsche Asset Management                                    n/a
Vice President and Assistant
Secretary, 1986-present
-----------------------------------------------------------------------------------------------------------------
Kenneth Murphy^5 (1963)        Vice President, Deutsche Asset Management (2000-present);              n/a
Vice President, 2002-present   formerly, Director, John Hancock Signature Services (1992-2000)
-----------------------------------------------------------------------------------------------------------------
Charles A. Rizzo^ 5 (1957)     Managing Director, Deutsche Asset Management (April 2004 to            n/a
Treasurer and Chief Financial  present); formerly, Director, Deutsche Asset Management (April
Officer, 2002-present          2000-March 2004); Vice President and Department Head, BT Alex.
                               Brown Incorporated (now Deutsche Bank Securities Inc.)
                               (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now
                               PricewaterhouseCoopers LLP) (1993-1998)
-----------------------------------------------------------------------------------------------------------------
John Millette^5 (1962)         Director, Deutsche Asset Management                                    n/a
Secretary, 2001-present
-----------------------------------------------------------------------------------------------------------------
Lisa Hertz^4 (1970)            Assistant Vice President, Deutsche Asset Management                    n/a
Assistant Secretary,
2003-present
-----------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch^6 (1954)      Managing Director, Deutsche Asset Management (2002-present) and        n/a
Assistant Secretary,           Director, Deutsche Global Funds Ltd. (2002-present); formerly,
2002-present                   Director, Deutsche Asset Management (1999-2002); Principal, BT
                               Alex. Brown Incorporated (now Deutsche Bank Securities Inc.)
                               (1998-1999); Assistant General Counsel, United States
                               Securities and Exchange Commission (1993-1998)
-----------------------------------------------------------------------------------------------------------------
Caroline Pearson^5 (1962)      Managing Director, Deutsche Asset Management                           n/a
Assistant Secretary,
1998-present
-----------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo^5    Director, Deutsche Asset Management                                    n/a
(1957)
Assistant Treasurer,
2003-present
-----------------------------------------------------------------------------------------------------------------



                                       36

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in Scudder Fund
Served^1                       Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
Salvatore Schiavone^5 (1965)   Director, Deutsche Asset Management                                    n/a
Assistant Treasurer,
2003-present
-----------------------------------------------------------------------------------------------------------------
Kevin M. Gay^5 (1959)          Vice President, Deutsche Asset Management                              n/a
Assistant Treasurer,
2004-present
-----------------------------------------------------------------------------------------------------------------


^1 Length of time served represents the date that each Trustee was first elected to the common board ofTrustees which oversees a number of investment companies, including the Trusts, managed by the Advisor. For the Officers of the Trusts, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

^2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Trusts.


^3       Address:  280 Park Avenue, New York, New York

^4       Address:  345 Park Avenue, New York, New York

^5       Address:  Two International Place, Boston, Massachusetts

^6       Address:  One South Street, Baltimore, Maryland

Officers' Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson:              Secretary
Philip J. Collora:             Assistant Secretary


Trustees' Responsibilities. The officers of the Trusts manage its day-to-day operations under the direction of the Trusts' Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Trusts and to provide oversight of the management of the Trusts. A majority of the Trusts' Board members are not affiliated with the Advisor.


The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.


Board Committees: The Trusts' Board has the following committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firm for the Trusts, confers with the independent registered public accounting firm regarding the Trusts' financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and Lewis A. Burnham. The Audit Committee held ten meetings during calendar year 2003.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Trusts' Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Lewis A. Burnham (Chair), James
R. Edgar and Shirley D. Peterson. The Nominating and Governance Committee held six meetings during calendar year 2003. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) to the Secretary of the Trusts.


Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), William N. Shiebler and John G. Weithers. Alternate members are Donald L. Dunaway and Lewis A. Burnham. The Trusts' Valuation Committee held two meetings during calendar year 2003.


Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Trusts, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), Lewis A. Burnham and John G. Weithers. The Equity Oversight Committee held four meetings during calendar year 2003.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Trusts, such as investment performance and risk, expenses and services provided under the investment management agreements. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and Shirley D. Peterson. The Fixed-Income Oversight Committee held five meetings during calendar year 2003.

Operations Committee: The Operations Committee oversees the operations of the Trusts, such as reviewing administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman, Fred B. Renwick and John G. Weithers. The Operations Committee held seven meetings during calendar year 2003.

Remuneration. Each Independent Trustee receives a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Trusts' investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Trusts and receives a management fee for its services.

The Board of Trustees of the Trusts established a deferred compensation plan for the Independent Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Trusts, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee's share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Trusts, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Trusts. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Trusts and aggregate compensation from the fund complex during the calendar year 2003.

                                                                           Compensation from
                             Compensation from      Compensation from      CAT Government &      Compensation from
                               ICT Treasury         CAT Money Market            Agency            CAT Tax-Exempt
Name of Trustee                  Portfolio              Portfolio        Securities Portfolio        Portfolio
---------------                  ---------              ---------        --------------------        ---------

John W. Ballantine                 1,760                  7,320                  5,840                 4,280
Lewis A. Burnham                   1,890                  7,700                  6,120                 4,640
Donald L. Dunaway(1)               1,803                  7,451                  5,941                 4,360
James R. Edgar(2)                  1,560                  6,570                  5,220                 3,840
Paul K. Freeman                    1,727                  7,180                  5,720                 4,200
Robert B. Hoffman                  1,660                  6,970                  5,540                 4,080
Shirley D. Peterson(3)             1,776                  7,680                  6,120                 4,560
Fred B. Renwick                    1,620                  6,780                  5,400                 3,960
John G. Weithers                   1,626                  6,830                  5,420                 4,000

                               Pension or Retirement   Total Compensation Paid
                             Benefits Accrued as Part   to Trustees from Fund
Name of Trustee                  of Fund Expenses           Complex(4)(5)
---------------                  ----------------           -------------

John W. Ballantine                      $0                      $218,350
Lewis A. Burnham                        $0                      $209,620
Donald L. Dunaway(1)                    $0                      $239,200
James R. Edgar(2)                       $0                      $175,210
Paul K. Freeman                         $0                      $194,280
Robert B. Hoffman                       $0                      $189,160
Shirley D. Peterson(3)                  $0                      $207,790
Fred B. Renwick                         $0                      $183,940
John G. Weithers                        $0                      $185,380

(1) Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable to Mr. Dunaway from ICT Treasury Portfolio are $394 and from Cash Account Trust are $8,028.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable to Governor Edgar from ICT Treasury Portfolio are $4,365 and from CAT are $48,268.

(3) Includes $19,020 in annual retainer fees received by Ms. Peterson as Lead Trustee.

(4) For each Trustee, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 81 funds/portfolios. Each Trustee currently serves on the boards of 31 DeAM trusts/corporations comprised of 82 funds/portfolios.


(5) Aggregate compensation reflects amounts paid to the Trustees for special meetings in connection with amending the administrative services agreement and the transfer agency agreement and the delegation of certain fund accounting functions to SSB. Such amounts totaled $15,510 for Messrs. Ballantine and Dunaway, $8,560 for Messrs. Freeman, Hoffman, Renwick, and Weithers, and $5,170 for Messrs. Burnham and Edgar and Ms. Peterson. These meeting fees were borne by the Advisor.

Mr. Freeman, prior to his service as Independent Trustee of the Fund, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members as Trustees of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, DeAM agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Trustee Fund Ownership. Under the Trusts' Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Independent Trustee's personal investment needs. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee's share ownership of the Trusts and all funds in the fund complex overseen by each Trustee as of December 31, 2003.


                              Dollar Range of        Dollar Range of        Dollar Range of
                            Securities Owned in    Securities Owned in    Securities Owned in     Dollar Range of
                              Investor's Cash      Cash Account Trust:    Cash Account Trust:   Securities Owned in
                                  Trust:                  Money           Government & Agency   Cash Account Trust:
Name of Trustee             Treasury Portfolio      Market Portfolio     Securities Portfolio   Tax-Exempt Portfolio
---------------             ------------------      ----------------     --------------------       ----------------


John W. Ballantine                  None                   None                   None                  None
Lewis A. Burnham                    None                   None                   None                  None
Donald L. Dunaway*                  None                   None                   None                  None
James R. Edgar*                     None                   None                   None                  None
Paul K. Freeman                     None                   None                   None                  None
Robert B. Hoffman                   None                   None                   None                  None
Shirley D. Peterson                 None                   None                   None                  None
Fred B. Renwick                     None                   None                   None                  None
William N. Shiebler                 None                   None                   None                  None
John G. Weithers                    None                   None                   None                  None


                                    Aggregate Dollar Range of Securities
                                                Owned in All
                                   Funds in the Fund Complex Overseen by
Name of Trustee                                   Trustee
---------------                                   -------

John W. Ballantine                             Over $100,000
Lewis A. Burnham                               Over $100,000
Donald L. Dunaway*                             Over $100,000
James R. Edgar*                                Over $100,000
Paul K. Freeman                                Over $100,000

Robert B. Hoffman                              Over $100,000
Shirley D. Peterson                            Over $100,000
Fred B. Renwick                                Over $100,000

                                    Aggregate Dollar Range of Securities
                                                Owned in All
                                   Funds in the Fund Complex Overseen by
Name of Trustee                                   Trustee
---------------                                   -------


William N. Shiebler                                  None**

John G. Weithers                               Over $100,000

* The dollar range of shares shown includes share equivalents of certain Scudder funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust's Deferred Compensation Plan as more fully described above under "Remuneration."



** Mr. Shiebler was elected to the Board effective June 18, 2004. As of December 31, 2003 Mr. Shiebler owned over $100,000 in other funds within the Scudder Fund Complex.

As of July 12, 2004 all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Trusts' knowledge, as of July 12, 2004, no person owned of record or beneficially 5% or more of any class of a Portfolio's outstanding shares, except as noted below.

As of July 12, 2004, 204.610 shares in the aggregate, or 16.74% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Institutional Select Shares were held in the name of Scudder Investment - audit Account, 330West 9th St., Kansas City, MO, 64105-1514.

As of July 12, 2004, 22,448,227.550 shares in the aggregate, or 21.89% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Institutional Shares were held in the name of National Financial Services LLC, 200 Liberty St., New York, NY, 10281-1003.

As of July 12, 2004, 1,017.560 shares in the aggregate, or 83.26% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Institutional Select Shares were held in the name of Deutsche Investment Management Americas Inc - Deutsche Bank Trust Company, 16 Wall St., New York, NY 10005-1901.

As of July 12, 2004, 8,090,850.070 shares in the aggregate, or 7.89% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Institutional Shares were held in the name of Foster & Sears LLP-Owens, PO Box 150008, Arlington, TX 76015-6008.

As of July 12, 2004, 7,933,107.480 shares in the aggregate, or 7.73% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Institutional Shares were held in the name of Foster & Sears LLP-Fibreboard, PO Box 150008, Arlington, TX 76015-6008.

As of July 12, 2004, 98,899.370 shares in the aggregate, or 12.85% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Service Shares were held in the name of Guarantee & Trust CO TTEE FBO, Richard G. Cole IRA, 7240 Misty Morning SE, Caledonia, MI 49316-9045.

As of July 12, 2004, 252,478.450 shares in the aggregate, or 32.81% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Service Shares were held in the name of Citation Financial Group, 1 New York Plaza, New York, NY 10004-1901.

As of July 12, 2004, 50,026.190 shares in the aggregate, or 6.50% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Service Shares were held in the name of John F. Fuzak & Jan D. Fuzak, 2085 Shagbark Lane, Okemos, MI 48864-3625.

As of July 12, 2004, 54,731,633.300 shares in the aggregate, or 53.36% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Institutional Shares were held in the name of LPL Financial Services, 9785 Towne Centre Drive, San Diego, CA 92121-1968.

As of July 12, 2004, 2,903,580,816.849 shares in the aggregate, or 93.82% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Premier Shares were held in the name of LPL Financial Services, 9785 Towne Centre Drive, San Diego, CA 92121-1968.

As of July 12, 2004, 49,743.490 shares in the aggregate, or 6.46% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Service Shares were held in the name of Norma H. Linderholm & Shiela Linderholm Hansen, 1120 W 7th Avenue DR, Broomfield, CO 80020-1838.

As of July 12, 2004, 80,786,000.000 shares in the aggregate, or 30.27% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Premium Reserve Money Market Shares were held in the name of Fiduciary Trust Co., Int'l AS Agent, Attn: Mutual Fund Processing, Attn: Frank Lomassaro, 600 5th Ave., New York, NY 10020-2302.

As of July 12, 2004, 167,088,585.180 shares in the aggregate, or 62.60% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Premium Reserve Money Market Shares were held in the name of LPL Financial Services, 9785 Towne Centre Drive, San Diego, CA 92121-1968.

As of July 12, 2004, 29,267.530 shares in the aggregate, or 9.26% of the outstanding shares of Cash Account Trust, Government & Agency Securities
Portfolio, Service Shares were held in the name of Don A. Periman, 285 Winter Ridge Blvd., Winter Haven, FL 33881-5819.

As of July 12, 2004, 21,732.450 shares in the aggregate, or 6.87% of the outstanding shares of Cash Account Trust, Government & Agency Securities Portfolio, Service Shares were held in the name of Gerald W. Griner DDS PA, Molly Griner, 200 Avenue K SE Ste. 1, Winter Haven, FL 33880-4004.

As of July 12, 2004, 31,944.140 shares in the aggregate, or 10.10% of the outstanding shares of Cash Account Trust, Government & Agency Securities Portfolio, Service Shares were held in the name of Rachel D. Cavanaugh, 3711 Sanctuary Drive, Akron, OH 44333-1752.

As of July 12, 2004, 16,973.120 shares in the aggregate, or 5.37% of the outstanding shares of Cash Account Trust, Government & Agency Securities Portfolio, Service Shares were held in the name of Frances K. Stucker & Cheryl
J. Sands, 5528 Sandalwood Blvd., Columbus, OH 43229-4412.

As of July 12, 2004, 18,262.450 shares in the aggregate, or 5.78% of the outstanding shares of Cash Account Trust, Government & Agency Securities Portfolio, Service Shares were held in the name of Radke Family Trust, Agreement Dated 6/08/2000, Jan R. Radke and or Judith H. Radke TTEES, 13241 Luckett Ct., San Diego, CA 92130-3225.

As of July 12, 2004, 16,936.760 shares in the aggregate, or 5.36% of the outstanding shares of Cash Account Trust, Government & Agency Securities Portfolio, Service Shares were held in the name of Thomas H. Smith, PO Box 508, Calumet, MI 49913-0508.

As of July 12, 2004, 1,552,784,702.320 shares in the aggregate, or 96.62% of the outstanding shares of Cash Account Trust, Government & Agency Securities Portfolio, Premier Shares were held in the name of LPL Financial Services, 9785 Towne Centre Drive, San Diego, CA 92121-1968.

As of July 12, 2004, 81,038.376 shares in the aggregate, or 16.33% of the outstanding shares of Cash Account Trust, Tax-Exempt Portfolio, Institutional Shares were held in the name of State Street Kansas City, Anchorboard & Co.,
Attn: Chris Davis, 801 Pennsylvania Ave., Kansas City, MO 64105-1307.

As of July 12, 2004, 35,284,734.600 shares in the aggregate, or 8.39% of the outstanding shares of Cash Account Trust, Tax-Exempt Portfolio, Managed Shares were held in the name of Saturn & Co., Attn: ICMS Processing, 200 Clarendon St., Boston, MA 02116-5021.

As of July 12, 2004, 64,562,664.450 shares in the aggregate, or 15.36% of the outstanding shares of Cash Account Trust, Tax-Exempt Portfolio, Managed Shares were held in the name of Turtle & Co. CC, 1200 Crown Colony Dr., Quincy, MA 02169-0938.

As of July 12, 2004, 56,912,145.910 shares in the aggregate, or 11.47% of the outstanding shares of Cash Account Trust, Tax-Exempt Portfolio, Institutional Shares were held in the name of Bankers Trust, Private Bank Custody Sweep A/C, MS NYC 03-2202, 280 Park Ave., New York, NY 10017-1216.

As of July 12, 2004, 49,754,226.480 shares in the aggregate, or 11.83% of the outstanding shares of Cash Account Trust, Tax-Exempt Portfolio, Managed Shares were held in the name of Bankers Trust, Private Bank Sweep A/C, MS NYC 03-2202, 280 Park Ave., New York, NY 10017-1216.

As of July 12, 2004, 35,000,000.000 shares in the aggregate, or 7.05% of the outstanding shares of Cash Account Trust, Tax-Exempt Portfolio, Institutional Shares were held in the name of Waterferry, Attn: Steven Engel, 745 7th Ave., New York, NY 10019-6801.

As of July 12, 2004, 205,763,781.890 shares in the aggregate, or 41.47% of the outstanding shares of Cash Account Trust, Tax-Exempt Portfolio, Institutional Shares were held in the name of Bowen David & Co., PO Box 55806, Boston, MA 02205-5806.

As of July 12, 2004, 188,626,000.00 shares in the aggregate, or 44.87% of the outstanding shares of Cash Account Trust, Tax-Exempt Portfolio, Managed Shares were held in the name of Fiduciary Trust Co., Int'l AS Agent, Attn: Mutual Fund Processing, Attn: Frank Lomassaro, 600 5th Ave., New York, NY 10020-2302.

As of July 12, 2004, 52,289,500.00 shares in the aggregate, or 12.44% of the outstanding shares of Cash Account Trust, Tax-Exempt Portfolio, Managed Shares were held in the name of Fiduciary Trust Co., Int'l AS Agent, Non Compensation Account, Attn: Frank Lomassaro, 600 5th Ave., New York, NY 10020-2302.

As of July 12, 2004, 124,273.720 shares in the aggregate, or 85.94% of the outstanding shares of Cash Account Trust, Tax-Exempt Portfolio, Service Shares were held in the name of John's Starkouich & Johanna Starkouich TTEE, Starkouich Fam Liv TR, PO Box 3149, Federal Way, WA 98063-3149.

As of July 12, 2004, 91,030,483.310 shares in the aggregate, or 50.90% of the outstanding shares of Cash Account Trust, Tax-Exempt Portfolio, Premier Shares were held in the name of LPL Financial Services, 9785 Towne Centre Drive, San Deigo, CA 92121-1968.

As of July 12, 2004, 104,690,209.880 shares in the aggregate, or 21.10% of the outstanding shares of Cash Account Trust, Tax-Exempt Portfolio, Institutional Shares were held in the name of DB Alex Brown/Pershing, 1 Pershing PLZ, Jersey City, NJ 07399-0001.

As of July 12, 2004, 3,983,032.460 shares in the aggregate, or 36.12% of the outstanding shares of Investors Cash Trust, Treasury Portfolio, Service Shares were held in the name of Erath County, General County, Attn: Donna Kelly, Erath County Courthouse, 100 W. Washington St., Stephenville, TX 76401-4255.

As of July 12, 2004, 768,743.650 shares in the aggregate, or 6.97% of the outstanding shares of Investors Cash Trust, Treasury Portfolio, Service Shares were held in the name of Erath County, Indigent Health Care, Attn: Donna Kelly, Erath County Courthouse, 100 W. Washington St., Stephenville, TX 76401-4255.

As of July 12, 2004, 574,218.620 shares in the aggregate, or 5.21% of the outstanding shares of Investors Cash Trust, Treasury Portfolio, Service Shares were held in the name of Erath County, Precinct 2, Attn: Donna Kelly, Erath County Courthouse, 100 W. Washington St., Stephenville, TX 76401-4255.

As of July 12, 2004, 39,852,126.610 shares in the aggregate, or 99.89% of the outstanding shares of Investors Cash Trust, Treasury Portfolio, Premier Shares were held in the name of LPL Financial Services, 9785 Towne Centre Drive, San Diego, CA 92121-1968.

As of July 12, 2004, 2,242,876.200 shares in the aggregate, or 20.34% of the outstanding shares of Investors Cash Trust, Treasury Portfolio, Service Shares were held in the name of Laurens County Health Care, SYS, C/O Eagle Asset Management, Attn: Marilyn Sweebee, 100 Carillon Pkwy, St. Petersburg, FL 33716-1207.


Special Features


Exchange Privilege. Subject to the limitations described below, Class A Shares (or the equivalent) of the following Scudder Mutual Funds may be exchanged for each other at their relative net asset values: Scudder Technology Fund, Scudder Total Return Fund, Scudder Growth Fund, Scudder Dynamic Growth Fund, Scudder Strategic Income Fund, Scudder High Yield Series, Scudder US Government & Agency Securities Fund, Scudder State Tax-Free Income Series, Scudder Blue Chip Fund, Scudder Target Fund (series are subject to a limited offering period), Scudder Cash Reserves Fund, Scudder Value Series, Inc., Scudder Focus Value Plus Growth Fund, Scudder New Europe Fund, Inc., Scudder Aggressive Growth Fund, Scudder International Fund, Scudder-Dreman Financial Services Fund, Scudder Equity Trust and Scudder Investors Trust ("Scudder Mutual Funds") and certain "Money Market Funds" (Zurich Money Funds, Zurich Yieldwise Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust). Shares of Money Market Funds and Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. In addition, shares of a Scudder Fund in excess of $1,000,000 (except Scudder Cash Reserves Fund), acquired by exchange from another Fund may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition to the current limits on exchanges of shares with a value over $1,000,000, shares of a Scudder fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the investment manager's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder fund and therefore may be subject to the 15-day hold policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. Series of Scudder Target Fund will be available on exchange only during the Offering Period for such series as described in the prospectus for such series. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with the Underwriter with respect to such Funds.
Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.


The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, financial services firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain an exchange form and prospectuses of the other funds from firms or the Underwriter. Exchanges also may be authorized by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing subject to the limitations on liability described in the prospectus. Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to implement the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Automatic Withdrawal Program. An owner of $5,000 or more of a Portfolio's shares may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or the owner's designated payee monthly, quarterly, semi-annually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. Dividend distributions will be reinvested automatically at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be amended on thirty days notice by a Portfolio and may be terminated at any time by the shareholder or a Portfolio. Firms provide varying arrangements for their clients to redeem shares of a Portfolio on a periodic basis. Such firms may independently establish minimums for such services.

Tax-Sheltered Retirement Programs. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish your account in any of the following types of retirement plans:


o Individual Retirement Accounts (IRAs) trusteed by SSB. This includes Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.

o 403(b) Custodial Accounts also trusteed by SSB. This type of plan is available to employees of most non-profit organizations.


o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as providing model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Financial services firms offering the Portfolios may have their own documents. Please contact the financial services firm from which you received this Statement of Additional Information for more information. Investors should consult with their own tax advisors before establishing a retirement plan.

Electronic Funds Transfer Programs. For your convenience, each Trust has established several investment and redemption programs using electronic funds transfer via the Automated Clearing House (ACH). There is currently no charge by either Trust for these programs. To use these features, your financial institution (your employer's financial institution in the case of payroll deposit) must be affiliated with an Automated Clearing House (ACH). This ACH affiliation permits the Shareholder Service Agent to electronically transfer money between your bank account, or employer's payroll bank in the case of Direct Deposit, and your account. Your bank's crediting policies of these transferred funds may vary. These features may be amended or terminated at any time by the Trusts. Shareholders should contact Scudder Investments Service Company at 1-800-621-1048 or the financial services firm through which their account was established for more information. These programs may not be available through some firms that distribute shares of the Portfolios.

                               TRUST ORGANIZATION

Investors Cash Trust is an open-end, diversified management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into two series:
Government & Agency Securities Portfolio and Treasury Portfolio. Government & Agency Securities Portfolio is divided into three classes of shares: Scudder Government Cash Institutional Shares, Scudder Cash Managed Shares and Services Shares. Treasury Portfolio is divided into two classes of shares: Premier Money Market Shares and Services Shares.

Cash Account Trust is an open-end, diversified management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into three series:
Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. Money Market Portfolio is currently divided into four classes of shares: Premium Reserve Shares, Premier Money Market Shares, Institutional Shares and Service Shares. Government & Agency Securities Portfolio is divided into two classes of shares: Premier Money Market Shares and Services Shares. Tax-Exempt Portfolio is divided into four classes of shares: Managed Shares, Institutional Shares, Premier Money Market Shares and Services Shares.

The Trustees have the authority to create additional Portfolios and to designate the relative rights and preferences as between the different Portfolios. The Trustees also may authorize the division of shares of a Portfolio into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Portfolios' prospectus. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Portfolio or class by notice to the shareholders without shareholder approval.

The Portfolios generally are not required to hold meetings of their shareholders. Under the Agreement and Declaration of Trust, as amended, ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination of the Portfolio or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of the Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Portfolio, or any registration of the Fund with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declarations of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trust's Trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and each Fund may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Manager remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Fund itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns, retires or is removed.

Any Trustee may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the mater voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust's portfolio securities and executed by the shareholder entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares constituting at least one percent of the outstanding shares of the Trust, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a Trustee and accompanied by a form of communication and request that they wish to transmit, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

It is possible that a Portfolio might become liable for a misstatement regarding another Portfolio. The Trustees of each Portfolio have considered this and approved the use of a combined SAI for the Portfolios.

                             PROXY VOTING GUIDELINES

Each portfolio has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. Each portfolio has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each portfolio's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the fund, and the interests of the Advisor and its affiliates, including each portfolio's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of independent registered public accounting firm, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

                              FINANCIAL STATEMENTS

The financial statements, including the portfolios of investments, for each Portfolio, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Portfolio dated March 31, 2004 for Treasury Portfolio and April 30, 2004 for Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information. Information concerning portfolio holdings of a Scudder Fund as of a month end is available upon request no earlier than the 16th day after month end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

                             ADDITIONAL INFORMATION

The CUSIP number of ICT Treasury Portfolio's Premier shares is 461473-.

The CUSIP number of CAT Money Market Portfolio's Premier shares is 147539-506.

The CUSIP number of CAT Government & Agency Securities Portfolio's Premier shares is 147539-860.

The CUSIP number of CAT Tax-Exempt Portfolio's Premier shares is 147539-852.

Treasury Portfolio has a fiscal year end of March 31. Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio each have a fiscal year of April 30.

The Portfolios' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which a Portfolio has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Portfolio and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                       APPENDIX -- RATINGS OF INVESTMENTS

                            COMMERCIAL PAPER RATINGS

A-1, A-2, Prime-1, Prime-2 and Duff 1, Duff 2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

MIG-1 and MIG-2 Municipal Notes

Moody's Investors Service, Inc.'s ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

           STANDARD & POOR'S CORPORATION BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by Standard & Poor's Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                  MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

                        DUFF & PHELP'S INC. BOND RATINGS

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                               CASH ACCOUNT TRUST

                             Money Market Portfolio



                       Premium Reserve Money Market Shares

                        Institutional Money Market Shares

                    Institutional Select Money Market Shares














                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 2004



This Statement of Additional Information is not a prospectus and should be read in conjunction with the appropriate prospectus for the Premium Reserve Money Market Shares, Institutional Money Market Shares and Institutional Select Money Market Shares, each dated August 1, 2004, as amended from time to time, a copy of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-231-8568, or from the firm from which this Statement of Additional Information was obtained.

The Annual Report to Shareholders of the Money Market Portfolio (the "Portfolio"), dated April 30, 2004 which accompanies this Statement of
Additional Information may also be obtained free of charge by calling 1-800-231-8568. The Annual Report is incorporated by reference into and is hereby deemed to be a part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the prospectuses.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INVESTMENT RESTRICTIONS........................................................1

INVESTMENT POLICIES AND TECHNIQUES.............................................2

MANAGEMENT OF THE PORTFOLIO....................................................9

PORTFOLIO SERVICE PROVIDERS...................................................13
   Underwriter................................................................13
   Independent Registered Public Accounting Firm and Reports to Shareholders..14
   Legal Counsel..............................................................14
   Fund Accounting Agent......................................................14
   Administrator..............................................................15
   Custodian, Transfer Agent and Shareholder Service Agent....................15
   Brokerage Commissions......................................................15


PURCHASE AND REDEMPTION OF SHARES.............................................16

DIVIDENDS.....................................................................21

NET ASSET VALUE...............................................................22

TAXES.........................................................................23

OFFICERS AND TRUSTEES.........................................................23

TRUST ORGANIZATION............................................................31

PROXY VOTING GUIDELINES.......................................................32

FINANCIAL STATEMENTS..........................................................33

ADDITIONAL INFORMATION........................................................33

APPENDIX -- RATINGS OF INVESTMENTS............................................35

This Statement of Additional Information contains information about the Premium Reserve Money Market Shares ("Premium Reserve Shares"), Institutional Money Market Shares ("Institutional Shares") and Institutional Select Money Market Shares ("Select Shares") (collectively, the "Shares"), each a class of the Money Market Portfolio (the "Portfolio" or the "Fund") offered by Cash Account Trust (the "Trust").

                             INVESTMENT RESTRICTIONS

The Trust has adopted for the Portfolio certain investment restrictions which (except for policies designated as nonfundamental below) may not be changed without the approval of a majority of the Portfolio's outstanding voting securities which, under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities of a Portfolio present at such meeting, if holders of more than 50% of the outstanding voting securities of a Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Portfolio.

The Trust is an open-end diversified management investment company.

The Portfolio may not:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's assets would be invested in securities of that issuer.

(2) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6)      Write, purchase or sell puts, calls or combinations thereof.

(7) Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(10)     Invest  in  interests  in oil,  gas or  other  mineral  exploration  or
         development  programs  or  leases,   although  it  may  invest  in  the
         securities of issuers which invest in or sponsor such programs.

(11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)     Issue senior securities as defined in the 1940 Act.

(13) Concentrate 25% or more of the value of the Portfolio's assets in any one industry; provided, however, that (a) the Portfolio reserves freedom of action to invest up to 100% of its assets in obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities in accordance with its investment objective and policies and (b) the Portfolio will invest at least 25% of its assets in obligations issued by banks in accordance with its investment objective and policies. However, the Portfolio may, in the discretion of its investment advisor, invest less than 25% of its assets in obligations issued by banks whenever the Portfolio assumes a temporary defensive posture.

With regard to restriction #13, for purposes of determining the percentage of the Portfolio's total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately, based on standard classifications utilized by ratings agencies.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

The  Portfolio,   as  a  nonfundamental  policy  that  may  be  changed  without shareholder vote, may not:

(i) Invest more than 10% of total assets in non-affiliated registered investment companies.

The Portfolio will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the Portfolio's net assets valued at the time of the transaction would be invested in such securities.

                       INVESTMENT POLICIES AND TECHNIQUES

The Portfolio described in this Statement of Additional Information seeks to provide maximum current income consistent with the stability of capital. The Portfolio is managed to maintain a net asset value of $1.00 per share.

The Trust is a money market mutual fund designed to provide its shareholders with professional management of short-term investment dollars. It is a series investment company that is able to provide investors with a choice of separate investment portfolios. The Trust currently offers three investment portfolios: the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio. The Trust is designed for investors who seek maximum current income consistent with stability of capital. It pools individual and institutional investors' money that it uses to buy high quality money market instruments. The Portfolio's investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. Thus, the Portfolio is designed for investors who want to avoid the fluctuations of principal commonly associated with equity or long-term bond investments. There can be no guarantee that the Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share.

Money Market Portfolio. The Portfolio seeks maximum current income consistent with stability of capital.

The Portfolio pursues its objective by normally investing primarily in the following types of US Dollar-denominated money market instruments that mature in 12 months or less:

1. Obligations of, or guaranteed by, the US or Canadian governments, their agencies or instrumentalities.

2. Bank certificates of deposit, time deposits or bankers' acceptances of US banks (including their foreign branches) and Canadian chartered banks having total assets in excess of $1 billion.

3. Bank certificates of deposit, time deposits or bankers' acceptances of foreign banks (including their US and foreign branches) having total assets in excess of $10 billion.

4. Commercial paper, notes, bonds, debentures, participation certificates or other debt obligations that (i) are rated high quality by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Duff & Phelps, Inc. ("Duff"); or (ii) if unrated, are determined to be at least equal in quality to one or more of the below ratings in the discretion of Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Currently, only obligations in the top two categories are considered to be rated high quality. The two highest rating categories of Moody's, S&P and Duff for commercial paper are Prime-1 and Prime-2, A-1 and A-2 and Duff 1 and Duff 2, respectively. For other debt obligations, the two highest rating categories for such services are Aaa and Aa, AAA and AA and AAA and AA, respectively. For a description of these ratings, see "Appendix -- Ratings of Investments" in this Statement of Additional Information.

5. Repurchase agreements of obligations that are suitable for investment under the categories are set forth above. Repurchase agreements are discussed below.

In addition, the Portfolio limits its investments to securities that meet the quality and diversification requirements of Rule 2a-7 under the 1940 Act.

The Portfolio will normally invest at least 25% of its total assets in obligations issued by banks; provided, however, the Portfolio may in the discretion of the Portfolio's Advisor temporarily invest less than 25% of its assets in such obligations whenever the Portfolio assumes a defensive posture. Investments by the Portfolio in Eurodollar certificates of deposit issued by London branches of US banks, or obligations issued by foreign entities, including foreign banks, involve risks that are different from investments in securities of domestic branches of US banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest payments, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect payment of principal or interest. The market for such obligations may be less liquid and, at times, more volatile than for securities of domestic branches of US banks. Additionally, there may be less public information available about foreign banks and their branches. The profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in banking operations. As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amounts they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, not all such laws and regulations apply to the foreign branches of domestic banks. Foreign branches of foreign banks are not regulated by US banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to US banks. Bank obligations held by the Portfolio do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

The Portfolio may invest in high quality participation certificates ("Certificates") representing undivided interests in trusts that hold a portfolio of receivables from consumer and commercial credit transactions, such as transactions involving consumer revolving credit card accounts or commercial revolving credit loan facilities. The receivables would include amounts charged for goods and services, finance charges, late charges and other related fees and charges. Interest payable on the Certificates may be fixed or may be adjusted periodically or "float" continuously according to a formula based upon an objective standard such as the 30-day commercial paper rate. A trust may have the benefit of a letter of credit from a bank at a level established to satisfy rating agencies as to the credit quality of the assets supporting the payment of principal and interest on the Certificates. Payments of principal and interest on the Certificates would be dependent upon the underlying receivables in the trust and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates is based primarily upon the value of the receivables held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the trust. The Portfolio's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a certificate and in determining whether the certificate is appropriate for investment by the Portfolio. Collection of receivables in the trust may be affected by various social, legal and economic factors affecting the use of credit and repayment patterns, such as changes in consumer protection laws, the rate of inflation, unemployment levels and relative interest rates. It is anticipated that for most publicly offered Certificates there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates prior to maturity to the issuer or a third party. While the Portfolio may invest without limit in Certificates, it is currently anticipated that such investments will not exceed 25% of the Portfolio's assets.

Investment Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Portfolio may engage or a financial instrument which the Portfolio may purchase are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing the Portfolio's assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Portfolio, but, to the extent employed, could, from time to time, have a material impact on the Portfolio's performance.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. A fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although a fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

The Portfolio may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will a fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a fund's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund's limitation on investments in illiquid securities.

Funding Agreements. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a fund to terminate the agreement at a specified time to the insurance company prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it. Funding agreements are considered "illiquid" securities and will count towards a funds limit on investing in illiquid securities.

Illiquid Securities and Restricted Securities. The Portfolio may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold
(i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Board of Trustees has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Portfolio may be required to bear all or part of the registration expenses. The Portfolio may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, the Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund's decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, the Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Portfolio Fund.

Interfund Borrowing and Lending Program. The Trust, on behalf of the Portfolio, has received exemptive relief from the SEC which permits a fund to participate in an interfund borrowing and lending program among certain investment companies advised by the Advisor. The interfund borrowing and lending program allows the participating  funds to  borrow  money  from and loan  money to each  other  for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the Portfolio's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. The Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio, may not borrow except in accordance with its fundamental and nonfundamental policies.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. The Portfolio effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of its responsibilities under Rule 2a-7 of the 1940 Act, the Board has approved policies established by the Advisor reasonably calculated to prevent a fund's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a fund, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of a fund, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.


Securities eligible for investment by a fund are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the two highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as "first tier securities." Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities." The Portfolio will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. The Portfolio may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although a fund may not make more than one such investment at any time during such period. The Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Portfolio. Further, a fund may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by a fund.


The assets of the Portfolio consist entirely of cash items and investments having an effective maturity date of 12 months or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the underlying obligation). A fund will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of the Portfolio will vary according to the management's appraisal of money market conditions.

Repurchase Agreements. The Portfolio may invest in repurchase agreements, which are instruments under which the Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Portfolio's holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

The Portfolio may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting Government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations a fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's, S&P or Duff.

A repurchase agreement provides a means for the Portfolio to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) "acquires a security (Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price on the date of repurchase. In either case, the income to the Portfolio (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by the Portfolio subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and the Portfolio has not perfected an interest in the Obligation, the Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Portfolio is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Portfolio, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Section 4(2) Paper. Subject to its investment objectives and policies, the Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Trust's Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the Portfolio on illiquid securities. The Advisor monitors the liquidity of its investments in
Section 4(2) paper on a continuing basis.

Securities Backed by Guarantees. The Portfolio may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund's ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a fund and affect its share price.

Third Party Puts. The Portfolio may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals not exceeding 12 months to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Portfolio receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to a fund will be that of holding such a long-term bond and the weighted average maturity of the Portfolio's investments and the Portfolio's liquidity would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, a fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund in a manner designed to minimize any adverse impact from these investments.

US Government Securities. There are two broad categories of US Government debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of the Portfolio's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a Portfolio and may even result in losses to a Portfolio if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of the Portfolio's average maturity. As a result, the Portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. The Portfolio may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Investment Company Securities. A Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and investment policies and subject to the limitations of the 1940 Act. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

                           MANAGEMENT OF THE PORTFOLIO

Investment Advisor. On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment advisor for the Portfolio, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management ("DeAM") and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). DeIM, which is part of Deutsche Asset Management, is the investment advisor for the Portfolio. Under the supervision of the Board of Trustees of the Trust, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Portfolio's investment decisions, buys and sells securities for the Portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is one of the most experienced investment counsel firms in the US It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, the Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of the Advisor, not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor manages the Portfolio's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees.

Pursuant to an investment management agreement with the Portfolio, the Advisor acts as the Portfolio's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

Today, the Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world researching hundreds of companies. In selecting securities in which the Portfolio may invest, the conclusions and investment decisions of the Advisor with respect to the Portfolio are based primarily on the analyses of its own research department.

In certain cases, the investments for the Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Portfolio is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for the Portfolio and also for other clients advised by the Advisor. Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Portfolio. Purchase and sale orders for the Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Portfolio.

The present investment management agreement (the "Agreement") was approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreement continued in effect until September 30, 2002 and continues from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust ("Independent Trustees" or "Non-interested Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Portfolio.

The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of its assignment.

Under the Agreement, the Advisor regularly provides the Portfolio with continuing investment management for the Portfolio's portfolio consistent with the Portfolio's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Portfolio's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code") and to the Portfolio's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Portfolio.

Under the Portfolio's Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for the Portfolio's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Trust (such as the Trust's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Trust's federal, state and local tax returns; preparing and filing the Trust's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Trust under applicable federal and state securities laws; maintaining the Trust's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Trust; assisting in the resolution of accounting and legal issues; establishing and monitoring the Trust's operating budget; processing the payment of the Trust's bills; assisting the Trust in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Trust in the conduct of its business, subject to the direction and control of the Trustees.

Under its Agreement the Portfolio is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Portfolio who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Portfolio. The Portfolio is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Portfolio with respect thereto.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

The Portfolio, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Portfolio shares whose interests are held in an omnibus account.

For the services and facilities furnished to the Portfolio, the Portfolio pays a monthly investment management fee on a graduated basis at 1/12 of 0.22% of the first $500 million of combined average daily net assets of the Trust, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of combined average daily net assets of the Trust over $3 billion. The investment management fee is computed based on average daily net assets of the Portfolios of the Trust subject to the Agreement and allocated among all of the Portfolios of the Trust based upon the relative net assets of each Portfolio. Pursuant to the Agreement, the Portfolio paid the Advisor fees of $5,457,329 for the fiscal year ended April 30, 2004, $9,711,942 for the fiscal year ended April 30, 2003 and $15,805,533 for the fiscal year ended April 30, 2002. The Advisor and certain affiliates have voluntarily agreed to limit certain operating expenses of the Portfolio's Institutional Shares and Select Shares.

In reviewing the terms of the Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Portfolio's expense.

Board Considerations in Connection with Annual Renewal of Investment Management Agreement. As part of the annual contract review process, the Board, as a whole, the Non-interested Trustees, separately, and the Portfolio's Oversight Committee met on several occasions to consider the renewal of the Portfolio's investment management agreement. The Oversight Committee initially analyzed and reviewed extensive materials, received responses from the Advisor and received advice from counsel. The Committee presented its findings and recommendations to the Non-interested Trustees as a group. The Non-interested Trustees then reviewed the Committee's findings and recommendations and presented its recommendations to the full Board. At a meeting on September 26, 2003, the Board concluded that the terms of the investment management agreements for the Portfolio are fair and reasonable and the continuance of the agreement is in the best interest of the Portfolio.

In connection with their meetings, the Oversight Committee and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the Advisor; (ii) the management fee, expense ratio and asset size of the Portfolio relative to peer groups; (iii) the level of the Advisor's profits with respect to the management of the Portfolio, including the methodology used to allocate costs among funds advised by the Advisor; (iv) the short-term and long-term performance of the Portfolio relative to appropriate peer groups and one or a combination of market indices; (v) fall-out benefits to the Advisor from its relationship to the Portfolio, including revenues derived from services provided to the Portfolio by affiliates of the Advisor; and (vi) the potential incidental benefits to the Advisor, the Portfolio and its shareholders.

Investment Performance. The Board reviewed the Portfolio's investment performance as well as the performance of a peer group of funds, and the performance of an appropriate index or combination of indices. The Board considered short-term and long-term performance, as well as the factors contributing to underperformance of certain funds advised by the Advisor and steps taken by the Advisor to improve such underperformance. In particular, the Board has requested the Advisor to identify Scudder funds whose performance rank in the lowest quartile of their peer group ("Focus Funds") and to provide more frequent reports of steps to monitor and improve performance of the Focus Funds.

Fees and Expenses. The Board considered the Portfolio's management fee rate, expense ratio and asset size relative to an appropriate peer group of funds, including information about the expense limitation commitments from the Advisor.

Profitability. The Board considered the level of the Advisor's profits with respect to the management of the Portfolio, including a review of the Advisor's methodology in allocating its costs to the management of the Portfolio. The Board considered the profits realized by the Advisor in connection with the operation of the Portfolio and whether the amount of profit is a fair entrepreneurial profit for the management of the Portfolio. The Board also considered the Advisor's profit margins in comparison with available industry data.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of the Portfolio and whether the Portfolio has appropriately benefited from any economies of scale. The Board considered whether the management fee rate is reasonable in relation to the asset size of the Portfolio.

Advisor Personnel and Methods. The Board considered the size, education and experience of the Advisor's staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies.

Other Benefits to the Advisor. The Board also considered the character and amount of other incidental benefits received by the Advisor and its affiliates.

Code of Ethics

The Trust, the Advisor and principal underwriter have each adopted codes of ethics under Rule 17j-1 on the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Trust, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Trust. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                           PORTFOLIO SERVICE PROVIDERS

Underwriter

Pursuant  to  an  underwriting   and   distribution   services   agreement  (the
"Distribution Agreement"), Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter for the Trust to provide information and services for existing and potential shareholders. The distribution agreement provides that SDI shall appoint various firms to provide cash management services for their customers or clients through the Portfolio.

As principal underwriter for the Trust, SDI acts as agent of the Trust in the continuous sale of its shares of the Portfolio. SDI pays all its expenses under the Distribution Agreement. The Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs. SDI has related selling group agreements with various firms to provide distribution services for shareholders. SDI may, from time to time, pay or allow discounts, commissions or promotional incentives, in the form of cash, to firms that sell Portfolio Shares.

The Distribution Agreement had an initial term ending September 30, 2002 and continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Trust or by SDI upon 60 days' written notice. Termination of the Distribution Agreement by the Trust may be by vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the Trust as defined under the 1940 Act.

Administrative services are provided to the Portfolio under a services agreement (the "Services Agreement") with SDI. SDI bears all its expenses of providing services pursuant to the Services Agreement between SDI and the Portfolio, including the payment of service fees. Premium Reserve Shares and Institutional Shares of the Portfolio each pay SDI an administrative service fee, payable monthly, at an annual rate of up to 0.25% and 0.15%, respectively, of average daily net assets of those shares of the Portfolio. Currently, the fee is limited to 0.02% for the Institutional Shares, but may be increased to the 0.15% level by the Board. A portion of these fees for Premium Reserve Shares and Institutional Shares is paid pursuant to a 12b-1 Plan as described below.

SDI has entered into related administration services and selling group agreements ("services agreements") with various firms to provide distribution, cash management and other services for the Portfolio's shareholders. Such services and assistance may include, but may not be limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, providing automatic investment in Portfolio shares of client account balances, answering routine inquiries regarding the Portfolio, assisting clients in changing account options, designations and addresses, and such other services as may be agreed upon from time to time and as may be permitted by applicable statute, rule or regulation. SDI also may provide some of the above services for the Portfolio. SDI normally pays such firms for administrative services, payable monthly, at a maximum annual rate of up to 0.15% (currently, 0.02%) of average daily net assets of those accounts in the Institutional Shares that they maintain and service and up to 0.25% of average daily net assets of those accounts in the Premium Reserve Shares that they maintain and service, commencing with the month after investment. After the first year, a firm becomes eligible for the monthly service fee and the fee continues until terminated by SDI or the Portfolio. Firms to which service fees may be paid may include affiliates of SDI. SDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for the Portfolio. SDI will, from time to time, pay or allow discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Portfolio.

The Portfolio has adopted for the Premium Reserve Shares and Institutional Shares a separate Rule 12b-1 Plan (each a "Plan," collectively, the "Plans") pursuant to the provisions under Rule 12b-1 under the 1940 Act. Rule 12b-1 under the 1940 Act regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. As noted above, the Shares pay an administrative services fee to SDI as a percentage of daily net assets for services provided for the benefit of the Portfolio and the shareholders. The Plans authorize the payment of up to 0.075% for the Institutional Shares and 0.10% for the Premium Reserve Shares. Currently, one-half of the 0.02% administrative services fee rate that is being paid by the Institutional Shares is authorized by the Plan. The Plans continue from year to year so long as such continuance is approved by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. The vote must take place at a meeting of the Board held in person and called for the purpose of voting on the Plan. The 12b-1 Plans may not be amended to increase the fee to be paid by a class of the Portfolio without approval by a majority of the outstanding voting securities of the class of the Portfolio and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the 12b-1 Plans. The 12b-1 Plans may be terminated at any time without penalty by a vote of the majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan, or by a vote of the majority of the outstanding voting securities of the Portfolio. Each class of the Portfolio of the Trust will vote separately with respect to the 12b-1 Plans.


During the calendar year ended December 31, 2003 Premium Reserve Shares and Institutional Shares incurred administrative services fees of $145,302 and $12,358, respectively. During the calendar year ended December 31, 2003 Premium Reserve Shares and Institutional Shares incurred distribution services fees of $217,954 and $12,358, respectively. , During the calendar year ended December 31, 2003 Premium Reserve Shares and Institutional Shares, SDI paid administrative service fees of $356,712 and $56,223 to firms.


During the fiscal year ended April 30, 2003, the Premium Reserve Shares and Institutional Shares incurred administrative services fees of $213,998 and $11,348, respectively. During the fiscal year ended April 30, 2003, the Premium Reserve Shares and Institutional Shares incurred distribution services fees of $142,665 and $11,348, respectively. During the fiscal year ended April 30, 2003, for Premium Reserve Shares and Institutional Shares, SDI (or the Advisor as predecessor to SDI) paid administrative service fees of $348,418 and $50,219 to firms.

During the fiscal year ended April 30, 2002, Premium Reserve Shares and Institutional Shares incurred administrative service fees of $209,540 and $64,079, respectively. During the fiscal year ended April 30, 2002, Premium Reserve Shares and Institutional Shares paid distribution services fees of $139,694 and $22,631, respectively. During the fiscal year ended April 30, 2002, for Premium Reserve Shares and Institutional Shares, SDI (or the Advisor as predecessor to SDI) paid administrative service fees of $338,736 and $175,079 to firms.

Independent Registered Public Accounting Firm and Reports to Shareholders

The financial highlights of the Portfolio included in the Portfolio's prospectuses and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Portfolio and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Vedder, Price, Kaufman & Kammholz P.C, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Portfolio and the Independent Trustees.

Fund Accounting Agent

Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Portfolio and maintaining Portfolio and general accounting records. Currently, SFAC receives no fee for its services to the

Portfolio; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, SFAC and State Street Bank and Trust Company ("SSB") (the "Sub-Accounting and Sub-Administrator Agreement"), SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and SFAC, not by the Portfolio.

Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolio.

Custodian, Transfer Agent and Shareholder Service Agent


State  Street Bank and Trust  Company  ("SSB"),  225  Franklin  Street,  Boston,
Massachusetts 02110, (the "Custodian") as custodian, has custody of all securities and cash of the Trust. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Portfolio.

SSB also acts as transfer agent for the Portfolio.

Pursuant to a services agreement with SSB, Scudder Investments Service Company ("SISC") 811 Main Street, Kansas City, MO 64105-2005, an affiliate of the Advisor, serves as "Shareholder Service Agent." SSB receives, as transfer agent, and pays to SISC annual account fees of a maximum of $13 per account plus out-of-pocket expense reimbursement.

For the fiscal year ended April 30, 2004, SISC charged Institutional Shares and Premium Reserve Money Market Shares $16,915 and $163,499, respectively.

For the fiscal year ended April 30, 2003 SISC charged the Institutional Shares $88,734 (of which $62,605 was waived); for the fiscal year ended April 30, 2003 SISC charged the Premium Reserve Shares $185,720.

During the fiscal year ended April 30, 2002, SSB remitted shareholder service fees in the amount of $110,539 for Premium Reserve Shares and $85,709, after $60,000 fee waiver, for Institutional Shares to SISC as Shareholder Service Agent with respect to services provided to the Portfolio.


Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not by the Portfolio.

Brokerage Commissions

Portfolio transactions may be placed by the Advisor.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by the Portfolio for such purchases.

During the last three fiscal years the Portfolio paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

                        PURCHASE AND REDEMPTION OF SHARES


General Information

Policies and procedures affecting transactions in Portfolio shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Portfolio's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Portfolio and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Portfolio and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Portfolio next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Portfolio's transfer agent, for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Portfolio's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Portfolio's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Portfolio through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Portfolio through the Shareholder Service Agent for these services.


Purchase of Shares

Shares of the Portfolio are sold at their net asset value next determined after an order and payment are received in the form described in the prospectus. For Premium Reserve Shares, the minimum initial investment is $1,000 ($50 for an automatic investment plan) and the minimum subsequent investment is $50. For Institutional Shares, the minimum initial investment is $250,000. For Select Shares the minimum initial investment is $1,000,000. There is no minimum subsequent investment for Institutional Shares and Select Shares. Such minimum amounts may be changed at any time. The Portfolio may waive the minimum for purchases by trustees, directors, officers or employees of the Trust or the Advisor and its affiliates. An investor wishing to open an account should use the Account Application available from the Portfolio or financial services firms. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in US Dollars) will not be considered in proper form and will not be processed unless and until the Portfolio determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

Orders for purchase of shares of a Portfolio received by wire transfer in the form of Federal Funds will be effected at the next determined net asset value. Normally, the Portfolio calculates its share price three times every business day at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time. Shares purchased by wire will receive (i) that day's dividend if effected at or prior to the 4:00 p.m. Eastern time net asset value determination for the Money Market Portfolio; (ii) and will receive the dividend for the next calendar day if effected after the 4:00 p.m. Eastern time net asset value determination for the Money Market Portfolio.

Clients of Firms. Firms provide varying arrangements for their clients with respect to the purchase and redemption of Portfolio shares and the confirmation thereof and may arrange with their clients for other investment or administrative services. Such firms are responsible for the prompt transmission of purchase and redemption orders. Some firms may establish higher minimum investment requirements than set forth above. Such firms may independently establish and charge additional amounts to their clients for their services, which charges would reduce their clients' yield or return. Firms may also hold Portfolio shares in nominee or street name as agent for and on behalf of their clients. In such instances, the Portfolio's Trust's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation through the Trust's Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing redemptions) or the reinvestment of dividends may not be available through such firms or may only be available subject to certain conditions or limitations. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. The prospectus should be read in connection with such firm's material regarding its fees and services.

Other Information. The Portfolio reserves the right to withdraw all or any part of the offering made by this prospectus or to reject purchase orders, without prior notice. The Portfolio also reserves the right at any time to waive or increase the minimum investment requirements. All orders to purchase Shares of the Portfolio are subject to acceptance by the Portfolio and are not binding until confirmed or accepted in writing. Any purchase that would result in total account balances for a single shareholder in excess of $3 million is subject to prior approval by the Portfolio. A $10 service fee will be charged when a check for the purchase of Shares is returned because of insufficient or uncollected funds or a stop payment order. Shareholders should direct their inquiries to the firm from which they received this prospectus or to Scudder Investments Service Company ("SISC"), the Trust's "Shareholder Service Agent," 811 Main Street, Kansas City, Missouri 64105-2005.

Redemption of Shares

General. Upon receipt by the Shareholder Service Agent of a request in the form described below, shares of the Portfolio will be redeemed by the Portfolio at the next determined net asset value. If processed by 4:00 p.m. Eastern time, the shareholder will receive that day's dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their shares of the Portfolio will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

The Portfolio may suspend the right of redemption or delay payment more than one business day (a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Portfolio's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Portfolio to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Portfolio's shareholders.

In addition, the Portfolio may delay payments of redemptions in the event of a closing of the Federal Reserve Bank's wire payment system until a reasonable time after the system reopens, but in any event the Portfolio may not delay payment more than seven days except under the circumstances discussed in the previous paragraph.

Although it is the Portfolio's present policy to redeem in cash, upon consent of a redeeming shareholder, the Portfolio may pay the redemption price in part by a distribution of portfolio securities in lieu of cash, in conformity with any applicable regulatory requirements, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as may be deemed fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such redemption would not be as liquid as a redemption entirely in cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares of a Portfolio solely in cash up to the lesser of $250,000 or 1% of the net assets of that Portfolio during any 90-day period for any one shareholder of record.

If shares of the Portfolio to be redeemed were purchased by check or through certain Automated Clearing House ("ACH") transactions, the Portfolio may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Portfolio of the purchase amount. Shareholders may not use ACH or Redemption Checks (defined below) until the shares being redeemed have been owned for at least 10 days and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

If shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other fund, the redemption of such shares by the Portfolio may be subject to a contingent deferred sales charge as explained in such prospectus.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Trust or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless the Trust or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

The Portfolio reserves the right to redeem an account that falls below the minimum investment level. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before the Portfolio redeems the shareholder account.

Financial services firms provide varying arrangements for their clients to redeem Portfolio Shares. Such firms may independently establish and charge amounts to their clients for such services.

Regular Redemptions. When Shares are held for the account of a shareholder by the Trust's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Scudder Investments Service Company, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Telephone Redemptions. If the proceeds of the redemption are $50,000 or less for Institutional Shares and Select Shares or $100,000 or less for Premium Reserve Shares and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-231-8568. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificate form and may not be used if the shareholder's account has had an address change within 30 days for Institutional Shares and Select Shares or 15 days for Premium Reserve Shares of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Portfolio reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 4:00 p.m. Eastern time will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing, subject to the limitations on liability. The Portfolio is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Portfolio currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of the Portfolio were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificate form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Portfolio reserves the right to terminate or modify this privilege at any time.

Redemptions By Draft. This section does not apply to Select Shares. Upon request, shareholders will be provided with drafts to be drawn on the Portfolio ("Redemption Checks"). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $250 ($100 for Institutional Shares) since a $10 service fee will be charged as described below. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until the Portfolio receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from the Portfolio or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. The Portfolio reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of the Portfolio. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by the Portfolio.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been owned for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. The Portfolio reserves the right to terminate or modify this privilege at any time.

The Portfolio may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption

Check is presented to redeem Portfolio shares in excess of the value of a Portfolio account or in an amount less than $250 ($100 for Institutional Shares); when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.

Special Redemption Features. Certain firms that offer Shares of the Portfolio also provide special redemption features through charge or debit cards and checks that redeem Portfolio Shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

Special Features

Exchange Privilege. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.-Prime Series, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.-Treasury Series, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.-Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, financial services firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain an exchange form and prospectuses of the other funds from firms or the Principal Underwriter. Exchanges also may be authorized by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing subject to the limitations on liability described in the prospectus. Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to implement the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.


Automatic Withdrawal Program. An owner of $5,000 or more of the Portfolio's Premium Reserve Shares, Institutional Shares and Select Shares may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or the owner's designated payee monthly, quarterly, semi-annually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. . A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be amended on thirty days notice by the Portfolio and may be terminated at any time by the shareholder or the

Portfolio. Firms provide varying arrangements for their clients to redeem Portfolio shares on a periodic basis. Such firms may independently establish minimums for such services.


Tax-Sheltered Retirement Programs. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish your account in any of the following types of retirement plans:


o Individual Retirement Accounts (IRAs) trusteed by SSB. This includes Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.

o 403(b) Custodial Accounts also trusteed by SSB. This type of plan is available to employees of most non-profit organizations.


o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum contribution per participant is the lesser of 25% of compensation or $30,000.


Brochures describing the above plans as well as providing model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans trusteed by SSB describe the current fees payable to SSB for its services as trustee. Investors should consult with their own tax advisors before establishing a retirement plan.


Electronic Funds Transfer Programs. For your convenience, the Portfolio has established several investment and redemption programs using electronic funds transfer via the Automated Clearing House (ACH). There is currently no charge by the Portfolio for these programs. To use these features, your financial institution (your employer's financial institution in the case of payroll deposit) must be affiliated with an Automated Clearing House (ACH). This ACH affiliation permits the Shareholder Service Agent to electronically transfer money between your bank account, or employer's payroll bank in the case of Direct Deposit, and your Portfolio account. Your bank's crediting policies of these transferred funds may vary. These features may be amended or terminated at any time by the Portfolio. Shareholders should contact Scudder Investments Service Company at 1-800-621-1048 or the financial services firm through which their account was established for more information. These programs may not be available through some firms that distribute shares of the Portfolio.

Internet Access

World Wide Web Site. Scudder maintains a website that is http://www.scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view fund prospectuses. Users can fill out new account forms on-line, order free software, and request literature on funds.

                                    DIVIDENDS

Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of a Portfolio at net asset value on the last business day of the month. The Portfolio will pay shareholders that redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have Portfolio dividends invested without sales charge in shares of another Scudder Mutual Fund offering this privilege at the net asset value of such other fund. See "Special Features-Exchange Privilege" for a list of such other Scudder Mutual Funds. To use this privilege of investing Portfolio dividends in shares of another Scudder Mutual Fund, shareholders must maintain a minimum account value of $1,000 in Premium Reserve Shares, $250,000 in Institutional Shares and $1,000,000 in Select Shares, and must maintain a minimum account value of $1,000 in the fund in which dividends are reinvested.


The Shares of the Portfolio calculate their dividends based on its daily net investment income. For this purpose, the net investment income of the Shares of the Portfolio generally consists of (a) accrued interest income plus or minus amortized discount or premium, (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the Shares of the Portfolio. Expenses of the Portfolio are accrued each day. While the Shares of the Portfolio's investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value of the Shares of the Portfolio deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.


If the shareholder elects to receive dividends in cash, checks will be mailed monthly, within five business days of the reinvestment date (described below), to the shareholder or any person designated by the shareholder. At the option of the shareholder, cash dividends may be sent by Federal Funds wire. Shareholders may request to have dividends sent by wire on the Account Application or by contacting the Shareholder Service Agent (see "Purchase of Shares"). The Portfolio reinvests dividend checks (and future dividends) in shares of the Portfolio if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the Portfolio unless the shareholder requests that such policy not be applied to the shareholder's account.

                                 NET ASSET VALUE

The net asset value of shares of the Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

As described in the prospectus, the Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of the Shares of the Portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Shares of the Portfolio's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Shares of the Portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio's net asset value also may be processed on a confirmed basis in accordance with the procedures established by SDI.

                                      TAXES

The Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, will not be subject to Federal income taxes to the extent its earnings are distributed. Dividends derived from interest and short-term capital gains are taxable as ordinary income whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Dividends from the portfolio do not qualify for the dividends received deduction available to corporate shareholders. The Portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

The Portfolio must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year in which declared for Federal income tax purposes. The Portfolio may adjust its schedule for dividend reinvestment for the month of December to assist in complying with the reporting and minimum distribution requirements contained in the Code.

The Portfolio is required by federal income tax law to withhold a portion of taxable dividends paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisors regarding the 20% withholding requirement.


Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for IRAs and other fiduciary accounts for which SSB serves as trustee will be sent quarterly. Firms may provide varying arrangements with their clients with respect to confirmations. Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.


Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.

                              OFFICERS AND TRUSTEES

Cash Account Trust

The following table presents certain information regarding the Trustees and Officers the Trust as of August 1, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholders' meeting called for the purpose of electing such Trustee and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the portfolios.

Independent Trustees

-----------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                           Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                      in Fund Complex
Served^1                       Other Directorships Held                                             Overseen
-----------------------------------------------------------------------------------------------------------------------

Shirley D. Peterson (1941)     Retired; formerly, President, Hood College (1995-2000); prior                81
Chairman and Trustee,          thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
1995-present                   Internal Revenue Service; Assistant Attorney General (Tax), US
                               Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel
                               production); Goodyear Tire & Rubber Co. Trustee, Bryn Mawr College.
                               Former Directorship: Bethlehem Steel Corp.

-----------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)      Retired; formerly, Executive Vice President and Chief Risk                   81
Trustee, 1999-present          Management Officer, First Chicago NBD Corporation/The First
                               National Bank of Chicago (1996-1998); Executive Vice President and
                               Head of International Banking (1995-1996). Directorships: Enron
                               Corporation (energy trading firm) (effective May 30, 2002);  First
                               Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways,
                               Inc. (provider of disease and care management services); Portland
                               General Electric (utility company).
-----------------------------------------------------------------------------------------------------------------------
Lewis A. Burnham (1933)        Retired; formerly, Director of Management Consulting, McNulty &              81
Trustee, 1977-present          Company; (1990-1998); prior thereto, Executive Vice President,
                               Anchor Glass Container Corporation.
-----------------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)       Retired; formerly, Executive Vice President, A. O. Smith                     81
Trustee, 1980-present          Corporation (diversified manufacturer) (1963-1994).
-----------------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)          Distinguished Fellow, University of Illinois, Institute of                   81
Trustee, 1999-present          Government and Public Affairs (1999-present); formerly, Governor,
                               State of Illinois (1991-1999). Directorships: Kemper Insurance
                               Companies; John B. Sanfilippo & Son, Inc.
                               (processor/packager/marketer of nuts, snacks and candy products);
                               Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products).
-----------------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)         President, Cook Street Holdings (consulting); Senior Visiting                81
Trustee, 2002-present          Research Scholar, Graduate School of International Studies,
                               University of Denver; Consultant, World Bank/Inter-American
                               Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer,
                               The Eric Group, Inc. (environmental insurance) (1986-1998).
-----------------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)       Retired; formerly, Chairman, Harnischfeger Industries, Inc.                  81
Trustee, 1981-present          (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto
                               Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorship: RCP Advisors, LLC (a private equity investment advisory firm).
-----------------------------------------------------------------------------------------------------------------------



                                       24

-----------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                           Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                      in Fund Complex
Served^1                       Other Directorships Held                                             Overseen
-----------------------------------------------------------------------------------------------------------------------
Fred B. Renwick (1930)         Retired; Professor Emeritus of Finance, New York University, Stern           81
Trustee, 1988-present          School of Business (2001- present); formerly, Professor, New York
                               University Stern School of Business (1965-2001). Directorships: The
                               Wartburg Foundation; Chairman, Finance Committee of Morehouse
                               College Board of Trustees; formerly, Director of Board of Pensions,
                               Evangelical Lutheran Church in America; member of the Investment
                               Committee of Atlanta University Board of Trustees; Chair of the
                               Investment Committee, American Bible Society Board of Trustees.
-----------------------------------------------------------------------------------------------------------------------
John G. Weithers (1933)        Retired; formerly, Chairman of the Board and Chief Executive                 81
Trustee, 1993-present          Officer, Chicago Stock Exchange. Directorships: Federal Life
                               Insurance Company; Chairman of the Members of the Corporation and
                               Trustee, DePaul University; formerly, International Federation of
                               Stock Exchanges; Records Management Systems.
-----------------------------------------------------------------------------------------------------------------------

Interested Trustee and Officers^2

-----------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                           Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                      in Scudder Fund
Served^1                       Other Directorships Held                                             Complex Overseen
-----------------------------------------------------------------------------------------------------------------------
William N. Shiebler^3 (1942)   Chief Executive Officer in the Americas for Deutsche Asset             147
Trustee, 2004-present          Management ("DeAM") and a member of the DeAM Global Executive
                               Committee (since 2002); Vice Chairman of Putnam Investments,
                               Inc. (1999); Director and Senior Managing Director of Putnam
                               Investments, Inc. and President, Chief Executive Officer, and
                               Director of Putnam Mutual Funds Inc. (1990-1999)
-----------------------------------------------------------------------------------------------------------------------
Julian F. Sluyters^4 (1960)    Managing Director, Deutsche Asset Management (since May 2004);         n/a
Chief Executive Officer,       President and Chief Executive Officer of The Brazil Fund, Inc.,
2004-present                   The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and
                               Scudder New Asia Fund, Inc. (since May 2004); President and
                               Chief Executive Officer, UBS Fund Services (2001-2003); Chief
                               Administrative Officer (1998-2001) and Senior Vice President
                               and Director of Mutual Fund Operations (1991 to 1998) UBS
                               Global Asset Management
-----------------------------------------------------------------------------------------------------------------------
Brenda Lyons^5 (1963)          Managing Director, Deutsche Asset Management                           n/a
President, 2003-present
-----------------------------------------------------------------------------------------------------------------------
Philip J. Collora (1945)       Director, Deutsche Asset Management                                    n/a
Vice President and Assistant
Secretary, 1986-present
-----------------------------------------------------------------------------------------------------------------------
Kenneth Murphy^5 (1963)        Vice President, Deutsche Asset Management (2000-present);              n/a
Vice President, 2002-present   formerly, Director, John Hancock Signature Services (1992-2000)
-----------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo^5 (1957)      Managing Director, Deutsche Asset Management (April 2004 to            n/a
Treasurer and Chief Financial  present); formerly, Director, Deutsche Asset Management (April
Officer, 2002-present          2000-March 2004); Vice President and Department Head, BT Alex.
                               Brown Incorporated (now Deutsche Bank Securities Inc.)
                               (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now
                               PricewaterhouseCoopers LLP) (1993-1998)
-----------------------------------------------------------------------------------------------------------------------



                                       25

-----------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                           Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                      in Scudder Fund
Served^1                       Other Directorships Held                                             Complex Overseen
-----------------------------------------------------------------------------------------------------------------------
John Millette^5 (1962)         Director, Deutsche Asset Management                                    n/a
Secretary, 2001-present
-----------------------------------------------------------------------------------------------------------------------
Lisa Hertz^4 (1970)            Assistant Vice President, Deutsche Asset Management                    n/a
Assistant Secretary,
2003-present
-----------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch^6 (1954)      Managing Director, Deutsche Asset Management (2002-present) and        n/a
Assistant Secretary,           Director, Deutsche Global Funds Ltd. (2002-present); formerly,
2002-present                   Director, Deutsche Asset Management (1999-2002); Principal, BT
                               Alex. Brown Incorporated (now Deutsche Bank Securities Inc.)
                               (1998-1999); Assistant General Counsel, United States
                               Securities and Exchange Commission (1993-1998)
-----------------------------------------------------------------------------------------------------------------------
Caroline Pearson^5 (1962)      Managing Director, Deutsche Asset Management                           n/a
Assistant Secretary,
1998-present
-----------------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo^5    Director, Deutsche Asset Management                                    n/a
(1957)
Assistant Treasurer,
2003-present
-----------------------------------------------------------------------------------------------------------------------
Salvatore Schiavone^5 (1965)   Director, Deutsche Asset Management                                    n/a
Assistant Treasurer,
2003-present
-----------------------------------------------------------------------------------------------------------------------
Kevin M. Gay^5 (1959)          Vice President, Deutsche Asset Management                              n/a
Assistant Treasurer,
2004-present
-----------------------------------------------------------------------------------------------------------------------


^1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the Trust, managed by the Advisor. For the Officers of the Trust, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

^2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Trust.


^3       Address:  280 Park Avenue, New York, New York

^4       Address:  345 Park Avenue, New York, New York

^5       Address:  Two International Place, Boston, Massachusetts

^6       Address:  One South Street, Baltimore, Maryland

Officers' Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson:              Secretary
Philip J. Collora:             Assistant Secretary

Trustees' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust's Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Trust. A majority of the Trust's Board members are not affiliated with the Advisor.


The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.


Board Committees: The Trust's Board has the following committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firm for the Trust, confers with the independent registered public accounting firm regarding the Trust's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and Lewis A. Burnham. The Audit Committee held ten meetings during calendar year 2003.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Trust's Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Lewis A. Burnham (Chair), James
R. Edgar and Shirley D. Peterson. The Nominating and Governance Committee held six meetings during calendar year 2003. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) to the Secretary of the Trust.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Trust's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), William N. Shiebler and John G. Weithers. Alternate members are Donald L. Dunaway and Lewis A. Burnham. The Trusts' Valuation Committee held two meetings during calendar year 2003.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Trust, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), Lewis A. Burnham and John G. Weithers. The Equity Oversight Committee held four meetings during calendar year 2003.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Trust, such as investment performance and risk, expenses and services provided under the investment management agreements. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and Shirley D. Peterson. The Fixed-Income Oversight Committee held five meetings during calendar year 2003.

Operations Committee: The Operations Committee oversees the operations of the Trust, such as reviewing administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman, Fred B. Renwick and John G. Weithers. The Operations Committee held seven meetings during calendar year 2003.

Remuneration. Each Independent Trustee receives a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Trust's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Trust and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Trust, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee's share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Trust, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Trust. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Trust and aggregate compensation from the fund complex during the calendar year 2003.


                             Compensation from        Pension or Retirement          Total Compensation Paid to
                               Money Market       Benefits Accrued as Part of              Trustees from
Name of Trustee                  Portfolio                Fund Expenses                  Fund Complex(4)(5)
---------------                  ---------                -------------                  ------------
John W. Ballantine                $7,320                       $0                                $218,350
Lewis A. Burnham                  $7,700                       $0                                $209,620
Donald L. Dunaway(1)              $7,451                       $0                                $239,200
James R. Edgar(2)                 $6,570                       $0                                $175,210
Paul K. Freeman                   $7,180                       $0                                $194,280
Robert B. Hoffman                 $6,970                       $0                                $189,160
Shirley D. Peterson(3)            $7,680                       $0                                $207,790
Fred B. Renwick                   $6,780                       $0                                $183,940
John G. Weithers                  $6,830                       $0                                $185,380

(1) Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Portfolio to Mr. Dunaway are $3,646.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Portfolio to Governor Edgar are $22,743.

(3) Includes $19,020 in annual retainer fees received by Ms. Peterson as Lead Trustee.

(4) For each Trustee, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 81 funds/portfolios. Each Trustee currently serves on the boards of 31 DeAM trusts/corporations comprised of 82 funds/portfolios.


(5) Aggregate compensation reflects amounts paid to the Trustees for special meetings in connection with amending the administrative services agreement and the transfer agency agreement and the delegation of certain fund accounting functions to SSB. Such amounts totaled $15,510 for Messrs. Ballantine and Dunaway, $8,560 for Messrs. Freeman, Hoffman, Renwick, and Weithers, and $5,170 for Messrs. Burnham and Edgar and Ms. Peterson. These meeting fees were borne by the Advisor.

Mr. Freeman, prior to his service as Independent Trustee of the Trust, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members as Trustees of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, DeAM agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.


Trustee Fund Ownership. Under the Trust's Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Independent Trustee's personal investment needs. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee's share ownership of the Fund and all funds in the fund complex overseen by each Trustee as of December 31, 2003.

                                      Dollar Range of Securities Owned in
                                           Cash Account Trust: Money
Name of Trustee                                 Market Portfolio
---------------                                 ----------------


John W. Ballantine                                      None
Lewis A. Burnham                                        None
Donald L. Dunaway*                                      None
James R. Edgar*                                         None
Paul K. Freeman                                         None
Robert B. Hoffman                                       None
Shirley D. Peterson                                     None
Fred B. Renwick                                         None
William N. Shiebler                                     None
John G. Weithers                                        None


                                     Aggregate Dollar Range of Securities
                                   Owned in All Funds in the Fund Complex
Name of Trustee                              Overseen by Trustee
---------------                              -------------------

John W. Ballantine                              Over $100,000
Lewis A. Burnham                                Over $100,000
Donald L. Dunaway*                              Over $100,000
James R. Edgar*                                 Over $100,000
Paul K. Freeman                                 Over $100,000

Robert B. Hoffman                               Over $100,000
Shirley D. Peterson                             Over $100,000
Fred B. Renwick                                 Over $100,000
William N. Shiebler                                 None**
John G. Weithers                                Over $100,000

* The dollar range of shares shown includes share equivalents of certain Scudder funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust's Deferred Compensation Plan as more fully described above under "Remuneration."


** Mr. Shiebler was elected to the Board effective June 18, 2004. As of December 31, 2003 Mr. Shiebler owned over $100,000 in other funds within the Scudder Fund Complex.

As of July 12, 2004_, all Trustees and Officers of the Trust as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Trust.

To the best of the Trusts' knowledge, as of July 12, 2004, no person owned of record or beneficially 5% or more of any class of a Portfolio's outstanding shares, except as noted below.

As of July 12, 2004, 204.610 shares in the aggregate, or 16.74% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Institutional Select Shares were held in the name of Scudder Investment - audit Account, 330West 9th St., Kansas City, MO, 64105-1514.

As of July 12, 2004, 22,448,227.550 shares in the aggregate, or 21.89% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Institutional Shares were held in the name of National Financial Services LLC, 200 Liberty St., New York, NY, 10281-1003.

As of July 12, 2004, 1,017.560 shares in the aggregate, or 83.26% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Institutional Select Shares were held in the name of Deutsche Investment Management Americas Inc - Deutsche Bank Trust Company, 16 Wall St., New York, NY 10005-1901.

As of July 12, 2004, 8,090,850.070 shares in the aggregate, or 7.89% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Institutional Shares were held in the name of Foster & Sears LLP-Owens, PO Box 150008, Arlington, TX 76015-6008.

As of July 12, 2004, 7,933,107.480 shares in the aggregate, or 7.73% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Institutional Shares were held in the name of Foster & Sears LLP-Fibreboard, PO Box 150008, Arlington, TX 76015-6008.

As of July 12, 2004, 98,899.370 shares in the aggregate, or 12.85% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Service Shares were held in the name of Guarantee & Trust CO TTEE FBO, Richard G. Cole IRA, 7240 Misty Morning SE, Caledonia, MI 49316-9045.

As of July 12, 2004, 252,478.450 shares in the aggregate, or 32.81% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Service Shares were held in the name of Citation Financial Group, 1 New York Plaza, New York, NY 10004-1901.

As of July 12, 2004, 50,026.190 shares in the aggregate, or 6.50% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Service Shares were held in the name of John F. Fuzak & Jan D. Fuzak, 2085 Shagbark Lane, Okemos, MI 48864-3625.

As of July 12, 2004, 54,731,633.300 shares in the aggregate, or 53.36% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Institutional Shares were held in the name of LPL Financial Services, 9785 Towne Centre Drive, San Diego, CA 92121-1968.

As of July 12, 2004, 2,903,580,816.849 shares in the aggregate, or 93.82% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Premier Shares were held in the name of LPL Financial Services, 9785 Towne Centre Drive, San Diego, CA 92121-1968.

As of July 12, 2004, 49,743.490 shares in the aggregate, or 6.46% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Service Shares were held in the name of Norma H. Linderholm & Shiela Linderholm Hansen, 1120 W 7th Avenue DR, Broomfield, CO 80020-1838.

As of July 12, 2004, 80,786,000.000 shares in the aggregate, or 30.27% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Premium Reserve Money Market Shares were held in the name of Fiduciary Trust Co., Int'l AS Agent, Attn: Mutual Fund Processing, Attn: Frank Lomassaro, 600 5th Ave., New York, NY 10020-2302.

As of July 12, 2004, 167,088,585.180 shares in the aggregate, or 62.60% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Premium Reserve Money Market Shares were held in the name of LPL Financial Services, 9785 Towne Centre Drive, San Diego, CA 92121-1968.


                               TRUST ORGANIZATION

The Trust is an open-end, investment management company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into three series: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. Money Market Portfolio is currently divided into five classes of shares: Premium Reserve Shares, Premier Money Market Shares, Institutional Shares, Select Shares and Service Shares. Government & Agency Securities Portfolio is divided into two classes of shares: Premier Money Market Shares and Services Shares. Tax-Exempt Portfolio is divided into four classes of shares: Managed Shares, Institutional Shares, Premier Money Market Shares and Service Shares.

The Trustees have the authority to create additional portfolios and to designate the relative rights and preferences as between the different Portfolios. The Trustees also may authorize the division of shares of a Portfolio into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Portfolio's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval.

The Portfolio generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust, as amended, of the Trust ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of the Portfolio or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of the Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Portfolio, or any registration of the Portfolio with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trust's Trustees. Moreover, the Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns, retires or is removed.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

                             PROXY VOTING GUIDELINES

The portfolio has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The portfolio has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the portfolio's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the fund, and the interests of the Advisor and its affiliates, including each portfolio's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of independent registered public accounting firm, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders

(sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

                              FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of Money Market Portfolio, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Portfolio dated April 30, 2004 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information. Information concerning portfolio holdings of a Scudder Fund as of a month end is available upon request no earlier than the 16th day after month end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

                             ADDITIONAL INFORMATION

The CUSIP number of CAT Money Market Portfolio's Premium Reserve shares is 147539-407.

The CUSIP number of CAT Money Market Portfolio's Institutional shares is 147539-605.

The CUSIP number of CAT Money Market Portfolio's Institutional Select shares is 147539-811.

The Portfolio has a fiscal year of April 30.

The prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Portfolio has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Portfolio and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                       APPENDIX -- RATINGS OF INVESTMENTS

COMMERCIAL PAPER RATINGS

A-1, A-2, Prime-1, Prime-2 and Duff 1, Duff 2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

MIG-1 and MIG-2 Municipal Notes

Moody's Investors Service, Inc.'s ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR'S CORPORATION BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by Standard & Poor's Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

DUFF & PHELP'S INC. BOND RATINGS

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                               CASH ACCOUNT TRUST

                             Money Market Portfolio

                    Government & Agency Securities Portfolio

                   (formerly, Government Securities Portfolio)

                              Tax-Exempt Portfolio


                                 Service Shares











                       STATEMENT OF ADDITIONAL INFORMATION











                                 August 1, 2004

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus for the Service Shares of the Portfolios noted above dated August 1, 2004, as amended from time to time, a copy of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained.

The Annual Report of each Portfolio, dated April 30, 2004, which accompanies this Statement of Additional Information may also be obtained free of charge by calling 1-800-231-8568. Each Annual Report is incorporated by reference into and is hereby deemed to be a part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the prospectuses.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INVESTMENT RESTRICTIONS........................................................1

INVESTMENT POLICIES AND TECHNIQUES.............................................3

MANAGEMENT OF THE PORTFOLIOS..................................................14


PORTFOLIO SERVICE PROVIDERS...................................................18
   Underwriter................................................................18
   Independent Registered Public Accounting Firm  and Reports to Shareholders.19
   Legal Counsel..............................................................19
   Fund Accounting Agent......................................................19
   Administrator..............................................................20
   Custodian, Transfer Agent And Shareholder Service Agent....................20

PORTFOLIO TRANSACTIONS........................................................20
   Brokerage Commissions......................................................20

PURCHASE AND REDEMPTION OF SHARES.............................................22

DIVIDENDS.....................................................................27

NET ASSET VALUE...............................................................27

TAXES.........................................................................28

OFFICERS AND TRUSTEES.........................................................29

TRUST ORGANIZATION............................................................38

PROXY VOTING GUIDELINES.......................................................40

FINANCIAL STATEMENTS..........................................................41

ADDITIONAL INFORMATION........................................................41

APPENDIX -- RATINGS OF INVESTMENTS............................................42

This combined Statement of Additional Information contains information about the Service Shares of the Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio (each a "Portfolio," collectively the "Portfolios") offered by Cash Account Trust (the "Trust").

                             INVESTMENT RESTRICTIONS

The Trust has adopted for the Portfolios certain investment restrictions which, together with the investment objectives and policies of each Portfolio (except for policies designated as nonfundamental), may not be changed for a Portfolio without the approval of a majority of its outstanding voting securities which, under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder and as used in this combined Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities of a Portfolio present at such meeting, if holders of more than 50% of the outstanding voting securities of a Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Portfolio.

The Trust is an open-end diversified management investment company.

The Money Market Portfolio and the Government & Agency Securities Portfolio individually may not:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's assets would be invested in securities of that issuer.

(2) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6)      Write, purchase or sell puts, calls or combinations thereof.

(7) Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(10)     Invest  in  interests  in oil,  gas or  other  mineral  exploration  or
         development  programs  or  leases,   although  it  may  invest  in  the
         securities of issuers which invest in or sponsor such programs.

(11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)     Issue senior securities as defined in the 1940 Act.

Additionally, the Money Market Portfolio may not:

(13) Concentrate 25% or more of the value of the Portfolio's assets in any one industry; provided, however, that (a) the Portfolio reserves freedom of action to invest up to 100% of its assets in obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities in accordance with its investment objective and policies and (b) the Portfolio will invest at least 25% of its assets in obligations issued by banks in accordance with its investment objective and policies. However, the Portfolio may, in the discretion of its investment advisor, invest less than 25% of its assets in obligations issued by banks whenever the Portfolio assumes a temporary defensive posture.

With regard to restriction #13, for purposes of determining the concentration of the Portfolio's total assets, asset backed securities will be classified separately, based on standard classification used by rating agencies. Currently, the following classifications are used: securities arbitrage programs, multi-seller programs, single-dweller programs, loan backed programs, hybrid programs and special investment vehicles.

The Tax-Exempt Portfolio may not:

(1) Purchase securities if as a result of such purchase more than 25% of the Portfolio's total assets would be invested in any industry or in any one state. Municipal securities and obligations of, or guaranteed by, the US Government, its agencies or instrumentalities are not considered an industry for purposes of this restriction.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the US Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer. For purposes of this limitation, the Portfolio will regard the entity that has the primary responsibility for the payment of interest and principal as the issuer.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6) Write, purchase or sell puts, calls or combinations thereof, although the Portfolio may purchase municipal securities subject to standby commitments in accordance with its investment objective and policies.

(7) Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships) except that the Portfolio may invest in municipal securities secured by real estate or interests therein.

(10) Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in Municipal Securities of issuers which invest in or sponsor such programs or leases.

(11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)     Issue senior securities as defined in the 1940 Act.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Tax-Exempt Portfolio may invest more than 25% of its total assets in industrial development bonds.

Tax-Exempt Portfolio, as a nonfundamental policy that may be changed without shareholder vote, individually may not:

(i) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

The Money Market Portfolio and Government & Agency Securities Portfolio, as a nonfundamental policy that may be changed without shareholder vote, may not:

(i) invest more than 10% of total assets in non-affiliated registered investment companies.

The Portfolios will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the Portfolio's net assets valued at the time of the transaction would be invested in such securities.

                       INVESTMENT POLICIES AND TECHNIQUES

The Portfolios described in this Statement of Additional Information seek to provide maximum current income consistent with stability of capital. Each Portfolio is managed to maintain a net asset value of $1.00 per share.

The Trust is a money market mutual fund designed to provide its shareholders with professional management of short-term investment dollars. The Trust is designed for investors who seek maximum current income consistent with stability of capital. The Trust pools individual and institutional investors' money that it uses to buy high quality money market instruments. The Trust is a series investment company that is able to provide investors with a choice of separate investment portfolios. It currently offers three investment Portfolios: the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio. A Portfolio's investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. Thus, each Portfolio is designed for investors who want to avoid the fluctuations of principal commonly associated with equity or long-term bond investments. There can be no guarantee that a Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share.

Money Market Portfolio. The Portfolio seeks maximum current income consistent with stability of capital. The Portfolio pursues its objective by normally investing primarily in the following types of US Dollar-denominated money market instruments that mature in 12 months or less:

1. Obligations of, or guaranteed by, the US or Canadian governments, their agencies or instrumentalities.

2. Bank certificates of deposit, time deposits or bankers' acceptances of US banks (including their foreign branches) and Canadian chartered banks having total assets in excess of $1 billion.

3. Bank certificates of deposit, time deposits or bankers' acceptances of foreign banks (including their US and foreign branches) having total assets in excess of $10 billion.

4. Commercial paper, notes, bonds, debentures, participation certificates or other debt obligations that (i) are rated high quality by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Duff & Phelps, Inc. ("Duff"); or (ii) if unrated, are determined to be at least equal in quality to one or more of the below ratings in the discretion of Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Currently, only obligations in the top two categories are considered to be rated high quality. The two highest rating categories of Moody's, S&P and Duff for commercial paper are Prime-1 and Prime-2, A-1 and A-2 and Duff 1 and Duff 2, respectively. For other debt obligations, the two highest rating categories for such services are Aaa and Aa, AAA and AA and AAA and AA, respectively. For a description of these ratings, see "Appendix -- Ratings of Investments" in this Statement of Additional Information.

5. Repurchase agreements of obligations that are suitable for investment under the categories are set forth above. Repurchase agreements are discussed below.

In addition, the Portfolio limits its investments to securities that meet the quality and diversification requirements of Rule 2a-7 under the 1940 Act.

The  Portfolio  will  normally  invest  at  least  25% of its  total  assets  in obligations issued by banks; provided, however, the Portfolio may in the discretion of the Portfolio's Advisor temporarily invest less than 25% of its assets in such obligations whenever the Portfolio assumes a defensive posture. Investments by the Portfolio in Eurodollar certificates of deposit issued by London branches of US banks, or obligations issued by foreign entities, including US branches of foreign banks, involve risks that are different from investments in securities of domestic branches of US banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest payments, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect payment of principal or interest. The market for such obligations may be less liquid and, at times, more volatile than for securities of domestic branches of US banks. Additionally, there may be less public information available about foreign banks and their branches. The profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in banking operations. As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amounts they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, not all such laws and regulations apply to the foreign branches of domestic banks. Foreign branches of foreign banks are not regulated by US banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to US banks. Bank obligations held by the Portfolio do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

The Portfolio may invest in high quality participation certificates ("Certificates") representing undivided interests in trusts that hold a portfolio of receivables from consumer and commercial credit transactions, such as transactions involving consumer revolving credit card accounts or commercial revolving credit loan facilities. The receivables would include amounts charged for goods and services, finance charges, late charges and other related fees and charges. Interest payable on the Certificates may be fixed or may be adjusted periodically or "float" continuously according to a formula based upon an objective standard such as the 30-day commercial paper rate. A trust may have the benefit of a letter of credit from a bank at a level established to satisfy rating agencies as to the credit quality of the assets supporting the payment of principal and interest on the Certificates. Payments of principal and interest on the Certificates would be dependent upon the underlying receivables in the trust and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates is based primarily upon the value of the receivables held by the Trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the Trust. The Portfolio's investment manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a certificate and in determining whether the certificate is appropriate for investment by the Portfolio. Collection of receivables in the Trust may be affected by various social, legal and economic factors affecting the use of credit and repayment patterns, such as changes in consumer protection laws, the rate of inflation, unemployment levels and relative interest rates. It is anticipated that for most publicly offered Certificates there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates prior to maturity to the issuer or a third party. While the Portfolio may invest without limit in Certificates, it is currently anticipated that such investments will not exceed 25% of the Portfolio's assets.

Government & Agency Securities Portfolio. The Portfolio seeks to provide maximum current income consistent with stability of capital. The Portfolio pursues its objective by investing, under normal circumstances, exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US Government, its agencies or instrumentalities and repurchase agreements backed by such obligations. All such securities purchased have an effective maturity date of 12 months or less. Some securities issued by US Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, and others are backed by the full faith and credit of the US Government. The US Government guarantee of the securities owned by the Portfolio, however, does not guarantee the net asset value of its shares, which the Portfolio seeks to maintain at $1.00 per share. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality that are backed by the full faith and credit of the US Government, there is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Income paid by Treasuries is usually free from state and local income taxes, and for most fund shareholders the bulk of fund distributions will be free from these taxes as well (although not from federal income tax).

Tax-Exempt Portfolio. The Portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. The Portfolio pursues its objective primarily through a professionally managed, diversified portfolio of short-term high quality tax-exempt municipal obligations. Under normal circumstances, at least 80% of the Portfolio's net assets will, as a fundamental policy, be invested in obligations issued by or on behalf of states, territories and possessions of the United States and the
District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax and alternative minimum tax ("Municipal Securities"). In compliance with the position of the staff of the Securities and Exchange Commission, the Portfolio does not consider certain "private activity" bonds (i.e., those subject to AMT) to be Municipal Securities for purposes of the 80% limitation. This is a fundamental policy so long as the staff maintains its position, after which it would become nonfundamental.

The Portfolio may purchase securities that provide for the right to resell them to an issuer, bank or dealer at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is referred to as a "Standby Commitment." Securities may cost more with Standby Commitments than without them. Standby Commitments will be entered into solely to facilitate portfolio liquidity. A Standby Commitment may be exercised before the maturity date of the related Municipal Security if the Portfolio's Advisor revises its evaluation of the creditworthiness of the underlying security or of the entity issuing the Standby Commitment. The Portfolio's policy is to enter into Standby Commitments only with issuers, banks or dealers that are determined by the Portfolio's Advisor to present minimal credit risks. If an issuer, bank or dealer should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Portfolio an undivided interest in the Municipal Security in the proportion that the Portfolio's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate with remaining maturities of 12 months or less. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the Trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Portfolio's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Portfolio. It is anticipated by the Portfolio's investment manager that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

The Portfolio may purchase and sell Municipal Securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Portfolio at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Portfolio will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the Portfolio, is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Portfolio's assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

The Portfolio will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

In seeking to achieve its investment objective, the Portfolio may invest all or any part of its assets in Municipal Securities that are industrial development bonds. Moreover, although the Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Portfolio's investment manager. To the extent that the Portfolio's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Portfolio will be subject to the risks presented by such projects to a greater extent than it would be if the Portfolio's assets were not so concentrated.

Investment Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage or a financial instrument which a Portfolio may purchase are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing a Portfolio's assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more Portfolios but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio, but, to the extent employed, could, from time to time, have a material impact on a Portfolio's performance. It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein and in the applicable prospectus of the Portfolios.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. A Portfolio may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although a Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

A Portfolio may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will a fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a Portfolio's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a Portfolio's limitation on investments in illiquid securities.

Certificates of Participation. A Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives a fund an undivided interest in the Municipal Security in the proportion that a fund's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. A Portfolio's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by a fund. It is anticipated by a fund's Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling a fund to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, a fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Funding Agreements (Money Market Portfolio only). Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a fund to terminate the agreement at a specified time to the insurance company prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it. Funding agreements are considered "illiquid" securities and will count towards a funds limit on investing in illiquid securities.

Illiquid Securities and Restricted Securities. A Portfolio may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold
(i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A Portfolio's Board of Trustees has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A Portfolio may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A  Portfolio  may also  purchase  securities  that are not  subject  to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Portfolio's decision to sell a restricted or illiquid security and the point at which a Portfolio is permitted or able to sell such security, a Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Portfolio.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of a Portfolio's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The Trust, on behalf of a Portfolio, has received exemptive relief from the SEC which permits a fund to participate in an interfund borrowing and lending program among certain investment companies advised by the Advisor. The interfund borrowing and lending program allows the participating  funds to  borrow  money  from and loan  money to each  other  for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the Portfolio's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, a Portfolio, as a matter of nonfundamental policy, may not borrow except in accordance with its fundamental and nonfundamental policies.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a fund may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to a rule of the Securities and Exchange Commission, a fund effects sales, redemptions and repurchases at the net asset value per share, normally
$1.00. In fulfillment of its responsibilities under that rule, the Board of Trustees has approved policies established by the Advisor reasonably calculated to prevent a Portfolio's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a Portfolio's investment portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the investment portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to fund securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by a Portfolio are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the two highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as "first tier securities." Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities." A Portfolio will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. A Portfolio may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although a Portfolio may not make more than one such investment at any time during such period. A Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by a fund. Further, a Portfolio may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by a Portfolio.


The assets of a Portfolio consist entirely of cash items and investments having an effective maturity date of 12 months or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the underlying obligation). The term "Government Securities," as used herein, means securities issued or guaranteed as to principal or interest by the US Government, its agencies or instrumentalities. A Portfolio will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of a Portfolio will vary according to the management's appraisal of money market conditions. A Portfolio will invest only in securities determined by the Advisor, pursuant to procedures adopted by the Board, to be of high quality with minimal credit risks.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

A Portfolio may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A Portfolio has the right to sell the participation back to the bank after seven days' notice for the full principal amount of a fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a Portfolio in connection with the arrangement. A Portfolio will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for a fund.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a Portfolio's original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Portfolio's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Portfolio may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Portfolio.

A Portfolio may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Portfolio with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days' notice, of all or any part of such fund's participation interest in the underlying municipal lease obligation, plus accrued interest.

Municipal Securities. Municipal Securities generally are classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by a fund is in most cases revenue bonds and generally is not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, a fund may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. A fund may invest in short-term "private activity" bonds. Municipal securities such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.

Municipal Securities which a Portfolio may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period.
Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A Portfolio may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

A Portfolio will invest only in Municipal Securities that at the time of purchase: (a) are rated within the two highest-ratings for Municipal Securities assigned by Moody's (Aaa or Aa) or assigned by S&P (AAA or AA); (b) are guaranteed or insured by the US Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of US Government securities acceptable to a Portfolio's Advisor; (d) have at the time of purchase Moody's short-term Municipal Securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P's municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody's or S&P; or (f) are determined to be at least equal in quality to one or more of the above ratings in the discretion of a fund's Advisor. See "Appendix" for a more detailed discussion of the Moody's and S&P ratings outlined above. In addition, a fund limits its investments to securities that meet the quality requirements of Rule 2a-7 under the 1940 Act. See "Net Asset Value."

Dividends representing net interest income received by a Portfolio on Municipal Securities will be exempt from federal income tax when distributed to a Portfolio's shareholders. Such dividend income may be subject to state and local taxes. A Portfolio's assets will consist of Municipal Securities, taxable temporary investments as described below and cash. A fund considers short-term Municipal Securities to be those that mature in 12 months or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or Federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

From time to time, as a defensive measure or when acceptable short-term Municipal Securities are not available, the Tax-Exempt Portfolio may invest in taxable "temporary investments" that include: obligations of the US Government, its agencies or instrumentalities; debt securities rated within the two highest grades by Moody's or S&P; commercial paper rated in the two highest grades by either of such rating services; certificates of deposit of domestic banks with assets of $1 billion or more; and any of the foregoing temporary investments subject to repurchase agreements. Interest income from temporary investments is taxable to shareholders as ordinary income. Although the Portfolio is permitted to invest in taxable securities (limited under normal circumstances to 20% of the Portfolio's total assets), it is the Portfolio's primary intention to generate income dividends that are not subject to federal income taxes.

Repurchase Agreements. A Portfolio may invest in repurchase agreements, which are instruments under which a Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during a Portfolio's holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

A Portfolio may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations a fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's, S&P or Duff.

A repurchase agreement provides a means for a Portfolio to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Portfolio) "acquires a security (Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price on the date of repurchase. In either case, the income to a Portfolio (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by that Portfolio or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and a Portfolio has not perfected an interest in the Obligation, a fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Portfolio, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Portfolio will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Section 4(2) Paper. Subject to its investment objectives and policies, a Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by a Portfolio's Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of a fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Securities Backed by Guarantees. A Portfolio may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund's ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a fund and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by a Portfolio, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at a fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by a fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by  commitments  acquired by a Portfolio may have the following  features:
(1) they will be in writing and will be physically  held by a fund's  custodian;
(2) a Portfolio's  right to exercise them will be unconditional and unqualified;
(3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a Portfolio's acquisition cost (excluding any accrued interest which a Portfolio paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period a Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

A Portfolio expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Portfolio will pay for stand-by commitments, either separately in cash or by paying a higher price for Portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the "Service") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A Portfolio intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.

Third Party Puts. A Portfolio may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals not exceeding 12 months to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A Portfolio receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to a Portfolio will be that of holding such a long-term bond and the weighted average maturity of a Portfolio's investments and the Portfolio's liquidity would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a Portfolio, a Portfolio intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund in a manner designed to minimize any adverse impact from these investments.

US Government Securities. There are two broad categories of US Government debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a Portfolio and may even result in losses to a Portfolio if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a fund's average maturity. As a result, a Portfolio's return may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. A Portfolio may invest in instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments ("Variable Rate Securities"). The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. A fund determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Investment Company Securities. A Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and investment policies and subject to the limitations of the 1940 Act. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

                          MANAGEMENT OF THE PORTFOLIOS


Investment Advisor. On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment advisor for each Portfolio, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management ("DeAM") and changed its name to Deutsche Investment Management Americas Inc. . DeIM, which is part of Deutsche Asset Management, is the investment advisor for each Portfolio. Under the supervision of the Board of
Trustees of each Portfolio, DeIM, with headquarters at 345 Park Avenue, New York, New York, 10154 makes each Portfolio's investment decisions, buys and sells securities for each Portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.


Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is one of the most experienced investment counsel firms in the US. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, the Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor manages each Portfolio's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees.

Pursuant to an investment management agreement with each Portfolio, the Advisor acts as each Portfolio's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Portfolios if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

Today, the Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world researching hundreds of companies. In selecting securities in which a Portfolio may invest, the conclusions and investment decisions of the Advisor with respect to a Portfolio are based primarily on the analyses of its own research department.

In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Portfolio is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Portfolio can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio.

The present investment management agreements (the "Agreements") were approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreements continued in effect until September 30, 2002 and continue from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust, Trustees or of a majority of the outstanding voting securities of the Portfolios.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment.

Under the Agreements, the Advisor regularly provides each Portfolio with continuing investment management consistent with each Portfolio's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Portfolio's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code") and to each Portfolio's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Portfolio.

Under each Portfolio's Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Portfolio's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Trust (such as the Trust's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Trust's federal, state and local tax returns; preparing and filing the Trust's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Trust under applicable federal and state securities laws; maintaining the Trust's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Trust; assisting in the resolution of accounting and legal issues; establishing and monitoring the Trust's operating budget; processing the payment of the Trust's bills; assisting the Trust in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Trust in the conduct of its business, subject to the direction and control of the Trustees.

Under its respective Agreement, each Portfolio is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Portfolio who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Portfolio. Each Portfolio is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Portfolios with respect thereto.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

The Portfolios, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Portfolio shares whose interests are held in an omnibus account.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Portfolios' expense.

For the services and facilities furnished to the Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio, the Portfolios pay a monthly investment management fee on a graduated basis at 1/12 of 0.22% of the first $500 million of combined average daily net assets of such Portfolios, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of combined average daily net assets of such Portfolios over $3 billion. The investment management fee is computed based on average daily net assets of the Portfolios and allocated among the Portfolios based upon the relative net assets of each Portfolio. Pursuant to the Agreements, the Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio paid the Advisor fees of $5,457,329, $2,671,603 and $1,412,728 for the fiscal year ended 2004; $9,711,942, $2,923l,467 and
$1,374,206  for  the  fiscal  year  ended  2003;  $15,805,533,   $2,819,556  and
$1,565,293, respectively, for the fiscal year ended April 30, 2002.

Board Considerations of Annual Renewal of Investment Management Agreements. As part of the annual contract review process, the Board, as a whole, the Non-interested Trustees, separately, and the Portfolios' Oversight Committees met on several occasions to consider the renewal of each Portfolio's former investment management agreement. The Oversight Committees initially analyzed and reviewed extensive materials, received responses from the Advisor and received advice from counsel. The Committees presented their findings and recommendations to the Non-interested Trustees as a group. The Non-interested Trustees then reviewed the Committee's findings and recommendations and presented their recommendations to the full Board. At a meeting on September 26, 2003, the Board concluded that the terms of the investment management agreements for each Portfolio are fair and reasonable and the continuance of each agreement is in the best interest of each Portfolio.

In connection with their meetings, the Oversight Committees and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the Advisor under the investment management agreements; (ii) the management fees, expense ratios and asset size of the Portfolios relative to peer groups; (iii) the level of the Advisor's profits with respect to the management of the Portfolios, including the methodology used to allocate costs among funds advised by the Advisor; (iv) the short-term and long-term performance of the Portfolios relative to appropriate peer groups and one or a combination of market indices;
(v) fall-out benefits to the Advisor from its relationship to the Portfolios, including revenues derived from services provided to the Portfolios by affiliates of the Advisor; and (vi) the potential incidental benefits to the Advisor, the Portfolios and their shareholders.

Investment Performance. The Board reviewed the Portfolios' investment performance as well as the performance of a peer group of funds, and the performance of an appropriate index or combination of indices. The Board considered short-term and long-term performance, as well as the factors contributing to underperformance of certain funds advised by the Advisor and steps taken by the Advisor to improve such underperformance. In particular, the Board has requested the Advisor to identify Scudder funds whose performance rank in the lowest quartile of their peer group ("Focus Funds") and to provide more frequent reports of steps to monitor and improve performance of the Focus Funds.

Fees and Expenses. The Board considered each Portfolio's management fee rates, expense ratios and asset sizes relative to an appropriate peer group of funds, including information about the expense limitation commitments from the Advisor.

Profitability. The Board considered the level of the Advisor's profits with respect to the management of the Portfolios, including a review of the Advisor's methodology in allocating its costs to the management of the Portfolios. The Board considered the profits realized by the Advisor in connection with the operation of the Portfolios and whether the amount of profit is a fair entrepreneurial profit for the management of the Portfolios. The Board also considered the Advisor's profit margins in comparison with available industry data.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of the Portfolios and whether the Portfolios have appropriately benefited from any economies of scale. The Board considered whether the management fee rates are reasonable in relation to the asset size of the Portfolios.

Advisor Personnel and Methods. The Board considered the size, education and experience of the Advisor's staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies.

Other Benefits to the Advisor. The Board also considered the character and amount of other incidental benefits received by the Advisor and its affiliates.

Code of Ethics

The Trust, the Advisor and principal underwriter have each adopted codes of ethics under rule 17j-1 of the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Trust, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Trust. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                           PORTFOLIO SERVICE PROVIDERS

Underwriter

Pursuant  to  an  underwriting   and   distribution   services   agreement  (the
"Distribution Agreement"), Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter for the Trust to provide information and services for existing and potential shareholders. The Distribution Agreement provides that SDI shall appoint various firms to provide cash management services for their customers or clients through the Trust. The firms are to provide such office space and equipment, telephone facilities, personnel and literature distribution as is necessary or appropriate for providing information and services to the firms' clients. Each Portfolio has adopted for the Service Shares a plan in accordance with Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). This rule regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing shares. For its services under the distribution agreement and pursuant to the 12b-1 Plans, each Portfolio pays SDI a distribution services fee, payable monthly, at the annual rate of 0.60% of average daily net assets with respect to the Service Shares of the Money Market Portfolio and the Government & Agency Securities Portfolio and 0.50% of average daily net assets with respect to the Service Shares of the Tax-Exempt Portfolio. Expenditures by SDI on behalf of the Portfolios need not be made on the same basis that such fees are allocated. The fees are accrued daily as an expense of the Portfolios.

As principal underwriter for the Trust, SDI acts as agent of the Trust in the continuous sale of its shares of the Portfolios. SDI pays all its expenses under the Distribution Agreement. The Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs.

SDI has entered into related administration services and selling group agreements ("services agreements") with various firms to provide cash management and other services for shareholders of the Service Shares of a Portfolio. Such services and assistance may include, but may not be limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, providing automatic investment in Portfolio shares of client account balances, answering routine inquiries regarding a Portfolio, assisting clients in changing account options, designations and addresses, and such other services as may be agreed upon from time to time and as may be permitted by applicable statute, rule or regulation. SDI also may provide some of the above services for the Portfolios. SDI normally pays such firms for services at a maximum annual rate of 0.60% of average daily net assets of those accounts in the Service Shares of the Money Market Portfolio and Government & Agency Securities Portfolio that they maintain and service and 0.50% of average daily net assets of those accounts in the Service Shares of the Tax-Exempt Portfolio that they maintain and service. SDI in its discretion may pay certain firms additional amounts.


During the calendar year ended  December 31, 2003,  the Service  Shares of Money
Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio paid distribution fees of $8,304, $5,229 and $1,926, respectively. During the calendar year ended December 31, 2003, the Service Shares of Money
Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio, SDI paid $5,507, $4,238 and $1,009, respectively, as service fees to firms.


During the fiscal year ended April 30, 2003, the Service Shares of Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt paid distribution services fees of $17,354,106, $1,006,742 and $777,593, respectively.

During the fiscal year ended April 30, 2002, the Service Shares of the Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio paid distribution services fees of $43,658,171, $2,822,461, and $2,379,686, respectively. During the fiscal year ended April 30, 2002, for the Service Shares of the Money Market Portfolio,

Government & Agency Securities Portfolio and Tax-Exempt Portfolio, SDI (or the Advisor as predecessor to SDI) paid $44,404,009, $2,870,448 and $2,420,359, respectively, as service fees to firms.

Pursuant to the 12b-1 Plans, for the Service Shares of the Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio paid $3,317,920, $177,873, $220,045, respectively, in distribution fees for expenses related to marketing and sales activities, production of sales literature, prospectus printing, media advertising and production of sales promotional materials. A portion of the aforesaid marketing, sales and operating expenses could be considered overhead expense. SDI will, from time to time, pay or allow discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Funds.

The Distribution Agreement and the 12b-1 Plans continue in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Trust or by SDI upon 60 days' written notice. Termination of the Distribution Agreement by the Trust may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the Trust as defined under the 1940 Act. The 12b-1 Plans may not be amended to increase the fee to be paid by the Service Shares of a Portfolio without approval by a majority of the outstanding voting securities of the Service Shares of a Portfolio and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the 12b-1 Plans. The 12b-1 Plans may be terminated for the Service Shares of a Portfolio at any time without penalty by a vote of the majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan, or by a vote of the majority of the outstanding voting securities of the Service Shares of that Portfolio. The Portfolios of the Trust will vote separately with respect to 12b-1 Plans.

Independent Registered Public Accounting Firm  and Reports to Shareholders

The financial highlights of each Portfolio included in the Portfolios' Service Shares' prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Portfolios and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Vedder, Price, Kaufman & Kammholz P.C, 222 North LaSalle Street, Chicago, IL 60601 serves as legal counsel to the Portfolios and the Independent Trustees.

Fund Accounting Agent

Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of each Portfolio and maintaining portfolio and general accounting records. Currently, SFAC receives no fee for its services to the Portfolios; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, SFAC and State Street Bank and Trust Company ("SSB") (the "Sub-Accounting and Sub-Administrator Agreement"), SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and SFAC, not by the Portfolios.

Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolios.

Custodian, Transfer Agent And Shareholder Service Agent


State  Street Bank and Trust  Company  ("SSB"),  225  Franklin  Street,  Boston,
Massachusetts 02110, (the "Custodian") as custodian, has custody of all securities and cash of the Trust. SSB attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Portfolios.

SSB also acts as transfer agent for the Portfolios. Pursuant to a services agreement with SSB, Scudder Investments Service Company ("SISC"), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, serves as "Shareholder Service Agent." SSB receives as transfer agent, and pays to SISC annual account fees of a maximum of $13 per year per account plus out-of-pocket expense reimbursement.


                                            Fees Paid to SISC
Fund                                         Fiscal Year 2004               Fiscal Year 2003           Fiscal Year 2002
----                                         ----------------               ----------------           ----------------
Money Market Portfolio                                  $3,173                $11,854,834                $22,878,882

Government & Agency Securities                          $3,352                   $462,383                 $1,394,367
Portfolio

Tax-Exempt Portfolio                                    $1,542                   $466,875                 $1,206,176

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not by the Portfolios.

                             PORTFOLIO TRANSACTIONS

Brokerage Commissions

Allocation of brokerage is supervised by the Advisor.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by a Portfolio for such purchases.

During the last three fiscal years each Portfolio paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

Tax-Exempt Versus Taxable Yield. You may want to determine which investment -- tax-exempt or taxable -- will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of [1 minus your marginal tax rate]. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that the Tax-Exempt Portfolio may generate. Both tables are based upon current law as to the 2003 tax rates schedules.

FEDERAL -

  Tax-Equivalent Yields
      Scudder 2004

                                                                                  Effective   Effective
     Taxable Income       Effective     Effective       Federal       Taxable Income    State      Federal      Federal
         Single           State Rate  Federal Rate    Tax Bracket         Joint          Rate       Rate      Tax Bracket
         ------           ----------  ------------    -----------         -----          ----       ----      -----------

    $29,051 - $70,350       0.00%        25.00%          25.00%     $58,101 - $117,250  0.00%      25.00%        25.00%
                                                                        $117,251 -
   $70,351 - $146,750       0.00%        28.00%          28.00%          $178,650       0.00%      28.00%        28.00%
                                                                        $178,651 -
   $146,751 - $319,100      0.00%        33.00%          33.00%          $319,100       0.00%      33.00%        33.00%
      over $319,100         0.00%        35.00%          35.00%       over $319,100     0.00%      35.00%        35.00%


                         If your combined federal and state effective tax rate in 2003 is:
                           10.00%       15.00%          25.00%           28.00%        33.00%      35.00%
To match these
tax-free yields:                    Your taxable investment would have to earn the following yield:

          2.00%             2.22%        2.35%          2.67%            2.78%          2.99%      3.08%
          3.00%             3.33%        3.53%          4.00%            4.17%          4.48%      4.62%
          4.00%             4.44%        4.71%          5.33%            5.56%          5.97%      6.15%
          5.00%             5.56%        5.88%          6.67%            6.94%          7.46%      7.69%
          6.00%             6.67%        7.06%          8.00%            8.33%          8.96%      9.23%
          7.00%             7.78%        8.24%          9.33%            9.72%         10.45%      10.77%
          8.00%             8.89%        9.41%          10.67%           11.11%        11.94%      12.31%
          9.00%            10.00%       10.59%          12.00%           12.50%        13.43%      13.85%

Please note:

1) This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4) Taxable income amounts represent taxable income as defined in the Internal Revenue Code

                        PURCHASE AND REDEMPTION OF SHARES


General Information

Policies and procedures affecting transactions in Portfolio shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Portfolio's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Portfolio and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Portfolio and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Portfolio next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Portfolio's transfer agent, for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Portfolio's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Portfolio's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Portfolio through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Portfolio through the Shareholder Service Agent for these services


Purchase of Shares

Shares of each Portfolio are sold at net asset value through selected financial services firms, such as broker-dealers and banks ("firms"). Investors must indicate the Portfolio in which they wish to invest. Each Portfolio has established a minimum initial investment for Service Shares of each Portfolio of $1,000 ($50 for automatic investment plans) and $100 for subsequent investments, but these minimums may be changed at anytime in management's discretion. Firms offering Portfolio shares may set higher minimums for accounts they service and may change such minimums at their discretion. The Trust may waive the minimum for purchases by trustees, directors, officers or employees of the Trust or the Advisor and its affiliates.

Each Portfolio seeks to have their investment portfolios as fully invested as possible at all times in order to achieve maximum income. Since each Portfolio will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank's account with its regional Federal Reserve Bank), each Portfolio has adopted procedures for the convenience of its shareholders and to ensure that each Portfolio receives investable funds. An investor wishing to open an account should use the Account Information Form available from the Trust or financial services firms. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in US Dollars) will not be considered in proper form and will not be processed unless and until a Portfolio determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

Orders for purchase of shares of a Portfolio received by wire transfer in the form of Federal Funds will be effected at the next determined net asset value. Shares purchased by wire will receive (i) that day's dividend if effected at or prior to the 2:00 p.m. Eastern time net asset value determination for the Government & Agency Securities Portfolio, at or prior to the 4:00 p.m. Eastern time net asset value determination for the Money Market Portfolio and at or prior to the 12:00 p.m. Eastern time net asset value determination for the Tax-Exempt Portfolio; (ii) the dividend for the next calendar day if effected after the 4:00 p.m. Eastern time net asset value determination for the Money Market Portfolio and Tax-Exempt Portfolio or, for the Government & Agency
Securities Portfolio, 9:00 p.m. Eastern time net asset value determination provided such payment is received by 4:00 p.m. Eastern time; or (iii) the dividend for the next business day if effected at the 9:00 p.m. Eastern time net asset value determination and payment is received after 4:00 p.m. Eastern time on such date for the Government & Agency Securities Portfolio. Confirmed share purchases that are effective at the 9:00 p.m. Eastern time net asset value determination for the Government & Agency Securities Portfolio will receive dividends upon receipt of payment for such transactions in the form of Federal Funds in accordance with the time provisions immediately above.

Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 4:00 p.m. Eastern time on the next business day following receipt and such shares will receive the dividend for the next calendar day following the day the purchase is effected. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected on such check before shares will be purchased.

If payment is wired in Federal Funds, the payment should be directed to UMB Bank, N.A. (ABA #101-000-695), 10th and Grand Avenue, Kansas City, MO 64106 for credit to the appropriate Portfolio bank account (CAT Money Market Portfolio 46:
98-0119-980-3; CAT Government & Agency Securities Portfolio 47: 98-0119-983-8; CAT Tax-Exempt Portfolio 48: 98-0119-985-4) and further credit to your account number.

Redemption of Shares

General. Upon receipt by the Shareholder Service Agent of a request in the form described below, shares of a Portfolio will be redeemed by a Portfolio at the next determined net asset value. If processed by 12:00 p.m. (or 4:00 p.m. for the Money Market Portfolio) Eastern time, the shareholder will receive that day's dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their shares of a Portfolio will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

Each Portfolio may suspend the right of redemption or delay payment more than seven days (except Money Market Portfolio, which is one business day) (a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Portfolio's investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Portfolio to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Trust's shareholders.

In addition, the Money Market Portfolio may delay payments of redemptions in the event of a closing of the Federal Reserve Bank's wire payment system until a reasonable time after the system reopens, but in any event the Portfolio may not delay payment more than seven days except under the circumstances discussed in the previous paragraph.

Although it is each Portfolio's present policy to redeem in cash, a Portfolio (for Money Market Portfolio, upon consent of a redeeming shareholder) may pay the redemption price in part by a distribution of portfolio securities in lieu of cash, in conformity with any applicable regulatory requirements, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as may be deemed fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such redemption would not be as liquid as a redemption entirely in cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of that Portfolio during any 90-day period for any one shareholder of record.

If shares of a Portfolio to be redeemed were purchased by check or through certain Automated Clearing House ("ACH") transactions, the Portfolio may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Portfolio of the purchase amount. Shareholders may not use ACH or Redemption Checks (defined below) until the shares being redeemed have been owned for at least 10 days and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

If shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other fund, the redemption of such shares by a Portfolio may be subject to a contingent deferred sales charge as explained in such prospectus.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Trust or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless the Trust or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Each Portfolio reserves the right to redeem an account that falls below the minimum investment level. Thus, a shareholder who makes only the minimum initial investment and then redeems any portion thereof might have the account redeemed. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before a Portfolio redeems the shareholder account.

Financial services firms provide varying arrangements for their clients to redeem Portfolio shares. Such firms may independently establish and charge amounts to their clients for such services.

Regular Redemptions. When shares are held for the account of a shareholder by the Trust's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Scudder Investments Service Company, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Telephone Redemptions. If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-231-8568. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificate form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. Each Portfolio reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 12:00 p.m. Eastern time for

Government & Agency Securities Portfolio and Tax-Exempt Portfolio and 4:00 p.m. Eastern time for Money Market Portfolio, will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing, subject to the limitations on liability. A Portfolio is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. Each Portfolio currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of a Portfolio were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificate form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. Each Portfolio reserves the right to terminate or modify this privilege at any time.

Redemptions By Draft. Upon request, shareholders will be provided with drafts to be drawn on a Portfolio ("Redemption Checks"). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $250 since a $10 service fee will be charged as described below. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a Portfolio receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from each Portfolio or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. Each Portfolio reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of each Portfolio. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by each Portfolio.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been owned for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. Each Portfolio reserves the right to terminate or modify this privilege at any time.

A Portfolio may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Portfolio shares in excess of the value of a Portfolio account or in an amount less than $250; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.

Special Redemption Features. Certain firms that offer Service Shares of a Portfolio also provide special redemption features through charge or debit cards and checks that redeem Portfolio Service Shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

Special Features

Exchange Privilege. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.--Prime Series, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.-Treasury Series, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.--Tax-Free Series, Cash

Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, financial services firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain an exchange form and prospectuses of the other funds from firms or the Principal Underwriter. Exchanges also may be authorized by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing subject to the limitations on liability described in the prospectus. Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to implement the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Automatic Withdrawal Program. An owner of $5,000 or more of a Portfolio's Service Shares may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or the owner's designated payee monthly, quarterly, semi-annually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. Dividend distributions will be reinvested automatically at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be amended on thirty days notice by a Portfolio and may be terminated at any time by the shareholder or a Portfolio. Firms provide varying arrangements for their clients to redeem shares of a Portfolio on a periodic basis. Such firms may independently establish minimums for such services.

Tax-Sheltered Retirement Programs. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish your account in any of the following types of retirement plans:


o Individual Retirement Accounts (IRAs) trusteed by State Street Bank and Trust Company ("SSB"). This includes Simplified Employee Pension Plan
         (SEP) IRA accounts and prototype documents.


o 403(b) Custodial Accounts also trusteed by SSB. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum contribution per participant is the lesser of 25% of compensation or $30,000.


Brochures describing the above plans as well as providing model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans trusteed by SSB describe the current fees payable to SSB for its services as trustee. Investors should consult with their own tax advisors before establishing a retirement plan.


Electronic Funds Transfer Programs. For your convenience, the Trust has established several investment and redemption programs using electronic funds transfer via the Automated Clearing House (ACH). There is currently no charge by the Trust for these programs. To use these features, your financial institution (your employer's financial institution in the case of payroll deposit) must be affiliated with an Automated Clearing House (ACH). This ACH affiliation permits the Shareholder Service Agent to electronically transfer money between your bank account, or employer's payroll bank in the case of Direct Deposit, and your account. Your bank's crediting policies of these transferred funds may vary. These features may be amended or terminated at any time by the Trust. Shareholders should contact Scudder Investments Service Company at 1-800-621-1048 or the financial services firm through which their account was established for more information. These programs may not be available through some firms that distribute shares of the Portfolios.

Internet Access

World   Wide   Web   Site.    Scudder    maintains    a   web   site   that   is
http://www.scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view fund prospectuses. Users can fill out new account forms on-line, order free software, and request literature on funds.

                                    DIVIDENDS

Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of a Portfolio at net asset value on the last business day of the month. A Portfolio will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have Portfolio dividends invested without sales charge in shares of another Scudder Mutual Fund offering this privilege at the net asset value of such other fund. See "Special Features -- Exchange Privilege" for a list of such other Scudder Mutual Funds. To use this privilege of investing Portfolio dividends in shares of another Scudder Mutual Fund, shareholders must maintain a minimum account value of $1,000 in this Portfolio and must maintain a minimum account value of $1,000 in the fund in which dividends are reinvested.


Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Portfolio generally consists of (a) accrued interest income plus or minus amortized discount or premium (excluding market discount for the Tax-Exempt Portfolio), (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the Portfolio. Expenses of each Portfolio are accrued each day. While each Portfolio's investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value of a Portfolio deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.


If the shareholder elects to receive dividends in cash, checks will be mailed monthly, within five business days of the reinvestment date (described below), to the shareholder or any person designated by the shareholder. At the option of the shareholder, cash dividends may be sent by Federal Funds wire. Shareholders may request to have dividends sent by wire on the Account Application or by contacting the Shareholder Service Agent (see "Purchase of Shares"). The Portfolio reinvests dividend checks (and future dividends) in shares of the Portfolio if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the Portfolio unless the shareholder requests that such policy not be applied to the shareholder's account.

                                 NET ASSET VALUE

The net asset value of shares of the Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

As described in the prospectus, each Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of a Portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Portfolio's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Orders received by dealers or other financial services firms prior to the 9:00 p.m. Eastern Time determination of net asset value for the Government & Agency Securities Portfolio and received by SDI prior to the close of its business day can be confirmed at the 9:00 p.m. Eastern Time determination of net asset value for that day. Such transactions are settled by payment of Federal funds in accordance with procedures established by SDI. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio's net asset value also may be processed on a confirmed basis in accordance with the procedures established by SDI.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Portfolio.

Taxable Portfolios. The Money Market Portfolio and the Government & Agency Securities Portfolio each intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and, if so qualified, will not be subject to Federal income taxes to the extent its earnings are distributed. Dividends derived from interest and short-term capital gains are taxable as ordinary income whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Dividends from these Portfolios do not qualify for the dividends received deduction available to corporate shareholders.

Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year in which declared for Federal income tax purposes. The Portfolios may adjust their schedule for dividend reinvestment for the month of December to assist in complying with the reporting and minimum distribution requirements contained in the Code.

Tax-Exempt Portfolio. The Tax-Exempt Portfolio intends to continue to qualify under the Code as a regulated investment company and, if so qualified, will not be liable for Federal income taxes to the extent its earnings are distributed. This Portfolio also intends to meet the requirements of the Code applicable to regulated investment companies distributing tax-exempt interest dividends and, accordingly, dividends representing net interest received on Municipal Securities will not be included by shareholders in their gross income for Federal income tax purposes, except to the extent such interest is subject to the alternative minimum tax as discussed below. Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the US Government) and net short-term capital gains, if any, are taxable to shareholders as ordinary income. Net interest on certain "private activity bonds" issued on or after August 8, 1986 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from the Tax-Exempt Portfolio are to be treated as interest on private activity bonds in proportion to the interest income the Portfolio receives from private activity bonds, reduced by allowable deductions.

Exempt-interest dividends, except to the extent of interest from "private activity bonds," are not treated as a tax-preference item. For a corporate shareholder, however, such dividends will be included in determining such corporate shareholder's

"adjusted current earnings." Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's other alternative minimum taxable income with certain adjustments will be a tax-preference item. Corporate shareholders are advised to consult their tax advisors with respect to alternative minimum tax consequences.

Shareholders  will be required to disclose on their  Federal  income tax returns
the  amount  of  tax-exempt   interest   earned   during  the  year,   including
exempt-interest dividends received from the Tax-Exempt Portfolio.

Individuals whose modified income exceeds a base amount will be subject to Federal income tax on up to 85% of their Social Security benefits. Modified income includes adjusted gross income, tax-exempt interest, including exempt-interest dividends from the Tax-Exempt Portfolio, and 50% of Social Security benefits.

The tax exemption of dividends from the Tax-Exempt Portfolio for Federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and shareholders of the Portfolios are advised to consult their own tax advisors as to the status of their accounts under state and local tax laws.

Each Portfolio is required by federal income tax law to withhold a portion of taxable dividends paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisors regarding the 20% withholding requirement.

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for Federal income tax purposes. Further, the Tax-Exempt Portfolio may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds held by the Tax-Exempt Portfolio or are "related persons" to such users; such persons should consult their tax advisors before investing in the Tax-Exempt Portfolio.


Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for IRAs and other fiduciary accounts for which SSB serves as trustee will be sent quarterly. Firms may provide varying arrangements with their clients with respect to confirmations. Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.


Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.

                              OFFICERS AND TRUSTEES

Cash Account Trust

The following table presents certain information regarding the Trustees and Officers of the Trust as of August 1, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholders' meeting called for the purpose of electing such Trustee and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the portfolios.

Independent Trustees

-----------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                           Number of Funds
Fund and Length of Time        Principal Occupation(s) During Past 5 Years and                      in Fund Complex
Served^1                       Other Directorships Held                                             Overseen
-----------------------------------------------------------------------------------------------------------------------

Shirley D. Peterson (1941)     Retired; formerly, President, Hood College (1995-2000); prior                81
Chairman and Trustee,          thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
1995-present                   Internal Revenue Service; Assistant Attorney General (Tax), US
                               Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel
                               production); Goodyear Tire & Rubber Co. Trustee, Bryn Mawr College.
                               Former Directorship: Bethlehem Steel Corp.


-----------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)      Retired; formerly, Executive Vice President and Chief Risk                   81
Trustee, 1999-present          Management Officer, First Chicago NBD Corporation/The First
                               National Bank of Chicago (1996-1998); Executive Vice President and
                               Head of International Banking (1995-1996). Directorships: Enron
                               Corporation (energy trading firm) (effective May 30, 2002);  First
                               Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways,
                               Inc. (provider of disease and care management services); Portland
                               General Electric (utility company).
-----------------------------------------------------------------------------------------------------------------------
Lewis A. Burnham (1933)        Retired; formerly, Director of Management Consulting, McNulty &              81
Trustee, 1977-present          Company; (1990-1998); prior thereto, Executive Vice President,
                               Anchor Glass Container Corporation.
-----------------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)       Retired; formerly, Executive Vice President, A. O. Smith                     81
Trustee, 1980-present          Corporation (diversified manufacturer) (1963-1994).
-----------------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)          Distinguished Fellow, University of Illinois, Institute of                   81
Trustee, 1999-present          Government and Public Affairs (1999-present); formerly, Governor,
                               State of Illinois (1991-1999). Directorships: Kemper Insurance
                               Companies; John B. Sanfilippo & Son, Inc.
                               (processor/packager/marketer of nuts, snacks and candy products);
                               Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products).
-----------------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)         President, Cook Street Holdings (consulting); Senior Visiting                81
Trustee, 2002-present          Research Scholar, Graduate School of International Studies,
                               University of Denver; Consultant, World Bank/Inter-American
                               Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer,
                               The Eric Group, Inc. (environmental insurance) (1986-1998).
-----------------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)       Retired; formerly, Chairman, Harnischfeger Industries, Inc.                  81
Trustee, 1981-present          (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto
                               Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorship: RCP Advisors, LLC (a private equity investment advisory firm).
-----------------------------------------------------------------------------------------------------------------------



                                       30

-----------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                           Number of Funds
Fund and Length of Time        Principal Occupation(s) During Past 5 Years and                      in Fund Complex
Served^1                       Other Directorships Held                                             Overseen
-----------------------------------------------------------------------------------------------------------------------
Fred B. Renwick (1930)         Retired; Professor Emeritus of Finance, New York University, Stern           81
Trustee, 1988-present          School of Business (2001- present); formerly, Professor, New York
                               University Stern School of Business (1965-2001). Directorships: The
                               Wartburg Foundation; Chairman, Finance Committee of Morehouse
                               College Board of Trustees; formerly, Director of Board of Pensions,
                               Evangelical Lutheran Church in America; member of the Investment
                               Committee of Atlanta University Board of Trustees; Chair of the
                               Investment Committee, American Bible Society Board of Trustees.
-----------------------------------------------------------------------------------------------------------------------
John G. Weithers (1933)        Retired; formerly, Chairman of the Board and Chief Executive                 81
Trustee, 1993-present          Officer, Chicago Stock Exchange. Directorships: Federal Life
                               Insurance Company; Chairman of the Members of the Corporation and
                               Trustee, DePaul University; formerly, International Federation of
                               Stock Exchanges; Records Management Systems.
-----------------------------------------------------------------------------------------------------------------------

Interested Trustee and Officers^2
----------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the                                                                            Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years an                        in Scudder Fund
Served^1                       Other Directorships Held                                              Complex Overseen
----------------------------------------------------------------------------------------------------------------------

William N. Shiebler^3 (1942)   Chief Executive Officer in the Americas for Deutsche Asset                  147
Trustee, 2004-present          Management ("DeAM") and a member of the DeAM Global Executive
                               Committee (since 2002); Vice Chairman of Putnam Investments, Inc.
                               (1999); Director and Senior Managing Director of Putnam
                               Investments, Inc. and President, Chief Executive Officer, and
                               Director of Putnam Mutual Funds Inc. (1990-1999)

----------------------------------------------------------------------------------------------------------------------
Julian F. Sluyters^4 (1960)    Managing Director, Deutsche Asset Management (since May 2004);              n/a
Chief Executive Officer,       President and Chief Executive Officer of The Brazil Fund, Inc., The
2004-present                   Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder
                               New Asia Fund, Inc. (since May 2004); President and Chief Executive
                               Officer, UBS Fund Services (2001-2003); Chief Administrative
                               Officer (1998-2001) and Senior Vice President and Director of
                               Mutual Fund Operations (1991 to 1998) UBS Global Asset Management
----------------------------------------------------------------------------------------------------------------------
Brenda Lyons^5 (1963)          Managing Director, Deutsche Asset Management                                n/a
President, 2003-present
----------------------------------------------------------------------------------------------------------------------
Philip J. Collora (1945)       Director, Deutsche Asset Management                                         n/a
Vice President and Assistant
Secretary, 1986-present
----------------------------------------------------------------------------------------------------------------------
Kenneth Murphy^5 (1963)        Vice President, Deutsche Asset Management (2000-present); formerly,         n/a
Vice President, 2002-present   Director, John Hancock Signature Services (1992-2000)
----------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo^5 (1957)      Managing Director, Deutsche Asset Management (April 2004 to                 n/a
Treasurer and Chief Financial  present); formerly, Director, Deutsche Asset Management (April
Officer, 2002-present          2000-March 2004); Vice President and Department Head, BT Alex.
                               Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999);
                               Senior Manager, Coopers & Lybrand L.L.P. (now
                               PricewaterhouseCoopers LLP) (1993-1998)
----------------------------------------------------------------------------------------------------------------------
John Millette^5 (1962)         Director, Deutsche Asset Management                                         n/a
Secretary, 2001-present
----------------------------------------------------------------------------------------------------------------------



                                       31

----------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the                                                                            Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years an                        in Scudder Fund
Served^1                       Other Directorships Held                                              Complex Overseen
----------------------------------------------------------------------------------------------------------------------
Lisa Hertz^4 (1970)            Assistant Vice President, Deutsche Asset Management                         n/a
Assistant Secretary,
2003-present
----------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch^6 (1954)      Managing Director, Deutsche Asset Management (2002-present) and             n/a
Assistant Secretary,           Director, Deutsche Global Funds Ltd. (2002-present); formerly,
2002-present                   Director, Deutsche Asset Management (1999-2002); Principal, BT
                               Alex. Brown Incorporated (now Deutsche Bank Securities Inc.)
                               (1998-1999); Assistant General Counsel, United States Securities
                               and Exchange Commission (1993-1998)
----------------------------------------------------------------------------------------------------------------------
Caroline Pearson^5 (1962)      Managing Director, Deutsche Asset Management                                n/a
Assistant Secretary,
1998-present
----------------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo^5    Director, Deutsche Asset Management                                         n/a
(1957)
Assistant Treasurer,
2003-present
----------------------------------------------------------------------------------------------------------------------
Salvatore Schiavone^5 (1965)   Director, Deutsche Asset Management                                         n/a
Assistant Treasurer,
2003-present
----------------------------------------------------------------------------------------------------------------------
Kevin M. Gay^5 (1959)          Vice President, Deutsche Asset Management                                   n/a
Assistant Treasurer,
2004-present
----------------------------------------------------------------------------------------------------------------------


^1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the Trust, managed by the Advisor. For the Officers of the Fund, length of time served represents the date that each Officer was first elected to serve as an officer of any Trust overseen by the aforementioned common board of Trustees.

^2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Trust.


^3       Address:  280 Park Avenue, New York, New York

^4       Address:  345 Park Avenue, New York, New York

^5       Address:  Two International Place, Boston, Massachusetts

^6       Address:  One South Street, Baltimore, Maryland

Officers' Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson:              Secretary
Philip J. Collora:             Assistant Secretary


Trustees' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust's Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. A majority of the Trust's Board members are not affiliated with the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.


Board Committees: The Trust's Board has the following committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firm for the Trust, confers with the independent registered public accounting firm regarding the Trust's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and Lewis A. Burnham. The Audit Committee held ten meetings during calendar year 2003.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Trust's Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Lewis A. Burnham (Chair), James
R. Edgar and Shirley D. Peterson. The Nominating and Governance Committee held six meetings during calendar year 2003. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) to the Secretary of the Trust.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Trust's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), William N. Shiebler and John G. Weithers. Alternate members are Donald L. Dunaway and Lewis A. Burnham. The Trusts' Valuation Committee held two meetings during calendar year 2003.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Trust, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), Lewis A. Burnham and John G. Weithers. The Equity Oversight Committee held four meetings during calendar year 2003.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Trust, such as investment performance and risk, expenses and services provided under the investment management agreements. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and Shirley D. Peterson. The Fixed-Income Oversight Committee held five meetings during calendar year 2003.

Operations Committee: The Operations Committee oversees the operations of the Trust, such as reviewing administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman, Fred B. Renwick and John G. Weithers. The Operations Committee held seven meetings during calendar year 2003.

Remuneration. Each Independent Trustee receives a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Trust's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Trust and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Trust, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the

Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee's share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Trust, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Trust. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Trust and aggregate compensation from the fund complex during the calendar year 2003.


                             Compensation from        Compensation from
                               Money Market          Government & Agency         Compensation from
Name of Trustee                  Portfolio           Securities Portfolio      Tax-Exempt Portfolio
---------------                  ---------           --------------------      --------------------
John W. Ballantine                 7,320                       5,840                    4,280
Lewis A. Burnham                   7,700                       6,120                    4,640
Donald L. Dunaway(1)               7,451                       5,941                    4,360
James R. Edgar(2)                  6,570                       5,220                    3,840
Paul K. Freeman                    7,180                       5,720                    4,200
Robert B. Hoffman                  6,970                       5,540                    4,080
Shirley D. Peterson(3)             7,680                       6,120                    4,560
Fred B. Renwick                    6,780                       5,400                    3,960
John G. Weithers                   6,830                       5,420                    4,000

                               Pension or Retirement   Total Compensation Paid
                             Benefits Accrued as Part   to Trustees from Fund
Name of Trustee                  of Fund Expenses           Complex(4)(5)
---------------                  ----------------           -------------

John W. Ballantine                      $0                       $218,350
Lewis A. Burnham                        $0                       $209,620
Donald L. Dunaway(1)                    $0                       $239,200
James R. Edgar(2)                       $0                       $175,210
Paul K. Freeman                         $0                       $194,280
Robert B. Hoffman                       $0                       $189,160
Shirley D. Peterson(3)                  $0                       $207,790
Fred B. Renwick                         $0                       $183,940
John G. Weithers                        $0                       $185,380

(1) Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from Cash Account Trust to Mr. Dunaway are $_8,028_.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from Cash Account Trust to Governor Edgar are $_48,268___.

(3) Includes $19,020 in annual retainer fees received by Ms. Peterson as Lead Trustee.

(4) For each Trustee, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 81 funds/portfolios. Each Trustee currently serves on the boards of 31 DeAM trusts/corporations comprised of 82 funds/portfolios.

(5) Aggregate compensation reflects amounts paid to the Trustees for special meetings in connection with amending the administrative services agreement and the transfer agency agreement and the delegation of certain fund accounting functions to SSB. Such amounts totaled $15,510 for Messrs. Ballantine and Dunaway, $8,560 for Messrs. Freeman, Hoffman, Renwick, and Weithers, and $5,170 for Messrs. Burnham and Edgar and Ms. Peterson. These meeting fees were borne by the Advisor.

Mr. Freeman, prior to his service as Independent Trustee of the Trust, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members as Trustees of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, DeAM agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Trustee Fund Ownership. Under the Trust's Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Independent Trustee's personal investment needs. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee's share ownership of the Trust and all funds in the fund complex overseen by each Trustee as of December 31, 2003.


                            Dollar Range of Securities     Dollar Range of Securities        Dollar Range of
                              Owned in Cash Account       Owned in Cash Account Trust:     Securities Owned in
                                   Trust: Money               Government & Agency          Cash Account Trust:
Name of Trustee                  Market Portfolio             Securities Portfolio        Tax-Exempt Portfolio
---------------                  ----------------             --------------------        --------------------

John W. Ballantine                         None                            None                     None
Lewis A. Burnham                           None                            None                     None
Donald L. Dunaway*                         None                            None                     None
James R. Edgar*                            None                            None                     None
Paul K. Freeman                            None                            None                     None
Robert B. Hoffman                          None                            None                     None
Shirley D. Peterson                        None                            None                     None
Fred B. Renwick                            None                            None                     None
William N. Shiebler                        None                            None                     None
John G. Weithers                           None                            None                     None


                                    Aggregate Dollar Range of Securities
                                                Owned in All
                                         Funds in the Fund Complex
Name of Trustee                             Overseen by Trustee
---------------                             -------------------

John W. Ballantine                             Over $100,000
Lewis A. Burnham                               Over $100,000
Donald L. Dunaway*                             Over $100,000
James R. Edgar*                                Over $100,000
Paul K. Freeman                                Over $100,000
Richard T. Hale                                Over $100,000
Robert B. Hoffman                              Over $100,000

                                    Aggregate Dollar Range of Securities
                                                Owned in All
                                         Funds in the Fund Complex
Name of Trustee                             Overseen by Trustee
---------------                             -------------------

Shirley D. Peterson                            Over $100,000
Fred B. Renwick                                Over $100,000

William N. Shiebler                                None**

John G. Weithers                               Over $100,000

* The dollar range of shares shown includes share equivalents of certain Scudder funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust's Deferred Compensation Plan as more fully described above under "Remuneration."


** Mr. Shiebler was elected to the Board effective June 18, 2004. As of December 31, 2003 Mr. Shiebler owned over $100,000 in other funds within the Scudder Fund Complex.


As of July 12, 2004, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Trusts' knowledge, as of July 12, 2004, no person owned of record or beneficially 5% or more of any class of a Portfolio's outstanding shares, except as noted below.

As of July 12, 2004, 204.610 shares in the aggregate, or 16.74% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Institutional Select Shares were held in the name of Scudder Investment - audit Account, 330West 9th St., Kansas City, MO, 64105-1514.

As of July 12, 2004, 22,448,227.550 shares in the aggregate, or 21.89% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Institutional Shares were held in the name of National Financial Services LLC, 200 Liberty St., New York, NY, 10281-1003.

As of July 12, 2004, 1,017.560 shares in the aggregate, or 83.26% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Institutional Select Shares were held in the name of Deutsche Investment Management Americas Inc - Deutsche Bank Trust Company, 16 Wall St., New York, NY 10005-1901.

As of July 12, 2004, 8,090,850.070 shares in the aggregate, or 7.89% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Institutional Shares were held in the name of Foster & Sears LLP-Owens, PO Box 150008, Arlington, TX 76015-6008.

As of July 12, 2004, 7,933,107.480 shares in the aggregate, or 7.73% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Institutional Shares were held in the name of Foster & Sears LLP-Fibreboard, PO Box 150008, Arlington, TX 76015-6008.

As of July 12, 2004, 98,899.370 shares in the aggregate, or 12.85% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Service Shares were held in the name of Guarantee & Trust CO TTEE FBO, Richard G. Cole IRA, 7240 Misty Morning SE, Caledonia, MI 49316-9045.

As of July 12, 2004, 252,478.450 shares in the aggregate, or 32.81% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Service Shares were held in the name of Citation Financial Group, 1 New York Plaza, New York, NY 10004-1901.

As of July 12, 2004, 50,026.190 shares in the aggregate, or 6.50% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Service Shares were held in the name of John F. Fuzak & Jan D. Fuzak, 2085 Shagbark Lane, Okemos, MI 48864-3625.

As of July 12, 2004, 54,731,633.300 shares in the aggregate, or 53.36% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Institutional Shares were held in the name of LPL Financial Services, 9785 Towne Centre Drive, San Diego, CA 92121-1968.

As of July 12, 2004, 2,903,580,816.849 shares in the aggregate, or 93.82% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Premier Shares were held in the name of LPL Financial Services, 9785 Towne Centre Drive, San Diego, CA 92121-1968.

As of July 12, 2004, 49,743.490 shares in the aggregate, or 6.46% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Service Shares were held in the name of Norma H. Linderholm & Shiela Linderholm Hansen, 1120 W 7th Avenue DR, Broomfield, CO 80020-1838.

As of July 12, 2004, 80,786,000.000 shares in the aggregate, or 30.27% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Premium Reserve Money Market Shares were held in the name of Fiduciary Trust Co., Int'l AS Agent, Attn: Mutual Fund Processing, Attn: Frank Lomassaro, 600 5th Ave., New York, NY 10020-2302.

As of July 12, 2004, 167,088,585.180 shares in the aggregate, or 62.60% of the outstanding shares of Cash Account Trust, Money Market Portfolio, Premium Reserve Money Market Shares were held in the name of LPL Financial Services, 9785 Towne Centre Drive, San Diego, CA 92121-1968.

As of July 12, 2004, 29,267.530 shares in the aggregate, or 9.26% of the outstanding shares of Cash Account Trust, Government & Agency Securities
Portfolio, Service Shares were held in the name of Don A. Periman, 285 Winter Ridge Blvd., Winter Haven, FL 33881-5819.

As of July 12, 2004, 21,732.450 shares in the aggregate, or 6.87% of the outstanding shares of Cash Account Trust, Government & Agency Securities Portfolio, Service Shares were held in the name of Gerald W. Griner DDS PA, Molly Griner, 200 Avenue K SE Ste. 1, Winter Haven, FL 33880-4004.

As of July 12, 2004, 31,944.140 shares in the aggregate, or 10.10% of the outstanding shares of Cash Account Trust, Government & Agency Securities Portfolio, Service Shares were held in the name of Rachel D. Cavanaugh, 3711 Sanctuary Drive, Akron, OH 44333-1752.

As of July 12, 2004, 16,973.120 shares in the aggregate, or 5.37% of the outstanding shares of Cash Account Trust, Government & Agency Securities Portfolio, Service Shares were held in the name of Frances K. Stucker & Cheryl
J. Sands, 5528 Sandalwood Blvd., Columbus, OH 43229-4412.

As of July 12, 2004, 18,262.450 shares in the aggregate, or 5.78% of the outstanding shares of Cash Account Trust, Government & Agency Securities Portfolio, Service Shares were held in the name of Radke Family Trust, Agreement Dated 6/08/2000, Jan R. Radke and or Judith H. Radke TTEES, 13241 Luckett Ct., San Diego, CA 92130-3225.

As of July 12, 2004, 16,936.760 shares in the aggregate, or 5.36% of the outstanding shares of Cash Account Trust, Government & Agency Securities Portfolio, Service Shares were held in the name of Thomas H. Smith, PO Box 508, Calumet, MI 49913-0508.

As of July 12, 2004, 1,552,784,702.320 shares in the aggregate, or 96.62% of the outstanding shares of Cash Account Trust, Government & Agency Securities Portfolio, Premier Shares were held in the name of LPL Financial Services, 9785 Towne Centre Drive, San Diego, CA 92121-1968.

As of July 12, 2004, 81,038.376 shares in the aggregate, or 16.33% of the outstanding shares of Cash Account Trust, Tax-Exempt Portfolio, Institutional Shares were held in the name of State Street Kansas City, Anchorboard & Co.,
Attn: Chris Davis, 801 Pennsylvania Ave., Kansas City, MO 64105-1307.

As of July 12, 2004, 35,284,734.600 shares in the aggregate, or 8.39% of the outstanding shares of Cash Account Trust, Tax-Exempt Portfolio, Managed Shares were held in the name of Saturn & Co., Attn: ICMS Processing, 200 Clarendon St., Boston, MA 02116-5021.

As of July 12, 2004, 64,562,664.450 shares in the aggregate, or 15.36% of the outstanding shares of Cash Account Trust, Tax-Exempt Portfolio, Managed Shares were held in the name of Turtle & Co. CC, 1200 Crown Colony Dr., Quincy, MA 02169-0938.

As of July 12, 2004, 56,912,145.910 shares in the aggregate, or 11.47% of the outstanding shares of Cash Account Trust, Tax-Exempt Portfolio, Institutional Shares were held in the name of Bankers Trust, Private Bank Custody Sweep A/C, MS NYC 03-2202, 280 Park Ave., New York, NY 10017-1216.

As of July 12, 2004, 49,754,226.480 shares in the aggregate, or 11.83% of the outstanding shares of Cash Account Trust, Tax-Exempt Portfolio, Managed Shares were held in the name of Bankers Trust, Private Bank Sweep A/C, MS NYC 03-2202, 280 Park Ave., New York, NY 10017-1216.

As of July 12, 2004, 35,000,000.000 shares in the aggregate, or 7.05% of the outstanding shares of Cash Account Trust, Tax-Exempt Portfolio, Institutional Shares were held in the name of Waterferry, Attn: Steven Engel, 745 7th Ave., New York, NY 10019-6801.

As of July 12, 2004, 205,763,781.890 shares in the aggregate, or 41.47% of the outstanding shares of Cash Account Trust, Tax-Exempt Portfolio, Institutional Shares were held in the name of Bowen David & Co., PO Box 55806, Boston, MA 02205-5806.

As of July 12, 2004, 188,626,000.00 shares in the aggregate, or 44.87% of the outstanding shares of Cash Account Trust, Tax-Exempt Portfolio, Managed Shares were held in the name of Fiduciary Trust Co., Int'l AS Agent, Attn: Mutual Fund Processing, Attn: Frank Lomassaro, 600 5th Ave., New York, NY 10020-2302.

As of July 12, 2004, 52,289,500.00 shares in the aggregate, or 12.44% of the outstanding shares of Cash Account Trust, Tax-Exempt Portfolio, Managed Shares were held in the name of Fiduciary Trust Co., Int'l AS Agent, Non Compensation Account, Attn: Frank Lomassaro, 600 5th Ave., New York, NY 10020-2302.

As of July 12, 2004, 124,273.720 shares in the aggregate, or 85.94% of the outstanding shares of Cash Account Trust, Tax-Exempt Portfolio, Service Shares were held in the name of John's Starkouich & Johanna Starkouich TTEE, Starkouich Fam Liv TR, PO Box 3149, Federal Way, WA 98063-3149.

As of July 12, 2004, 91,030,483.310 shares in the aggregate, or 50.90% of the outstanding shares of Cash Account Trust, Tax-Exempt Portfolio, Premier Shares were held in the name of LPL Financial Services, 9785 Towne Centre Drive, San Deigo, CA 92121-1968.

As of July 12, 2004, 104,690,209.880 shares in the aggregate, or 21.10% of the outstanding shares of Cash Account Trust, Tax-Exempt Portfolio, Institutional Shares were held in the name of DB Alex Brown/Pershing, 1 Pershing PLZ, Jersey City, NJ 07399-0001.


                               TRUST ORGANIZATION

The Trust is an open-end, management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into three series: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. Money Market Portfolio is currently divided into four classes of shares: Premium Reserve Shares, Premier Money Market Shares, Institutional Shares and Service Shares. Government & Agency Securities Portfolio is divided into two classes of shares: Premier Money Market Shares and Services Shares. Tax-Exempt Portfolio is divided into four classes of shares: Managed Shares, Institutional Shares, Premier Money Market Shares and Services Shares.

The Trustees have the authority to create additional Portfolios and to designate the relative rights and preferences as between the different Portfolios. The Trustees also may authorize the division of shares of a Portfolio into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Portfolios' prospectus. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Portfolio or class by notice to the shareholders without shareholder approval.

The Trust generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust, as amended ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination or reorganization of the Trust to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any Portfolio, establishing a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Trust with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Subject to the Declaration of Trust, shareholders may remove trustees. Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Portfolio could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of independent registered public accounting firm. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a Portfolio and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any Portfolio or class) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the Trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

                             PROXY VOTING GUIDELINES

Each portfolio has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. Each portfolio has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each portfolio's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the fund, and the interests of the Advisor and its affiliates, including each portfolio's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of independent registered public accounting firm, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

                              FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, for each Portfolio, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Portfolio dated April 30, 2004, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information. Information concerning portfolio holdings of a Scudder Fund as of a month end is available upon request no earlier than the 16th day after month end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

                             ADDITIONAL INFORMATION

The CUSIP number of CAT Money Market Portfolio's Service shares is 147539-845.

The CUSIP number of CAT Government & Agency Securities Portfolio's Service shares is 147539-837.

The CUSIP number of CAT Tax-Exempt Portfolio's Service shares is 147539-829.

Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio each have a fiscal year of April 30.

The Portfolios' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which a Portfolio has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Portfolio and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                       APPENDIX -- RATINGS OF INVESTMENTS

                            COMMERCIAL PAPER RATINGS

A-1, A-2, Prime-1, Prime-2 and Duff 1, Duff 2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

MIG-1 and MIG-2 Municipal Notes

Moody's Investors Service, Inc.'s ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

           STANDARD & POOR'S CORPORATION BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by Standard & Poor's Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                  MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

                        DUFF & PHELP'S INC. BOND RATINGS

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                               CASH ACCOUNT TRUST

                              Tax-Exempt Portfolio



                  Scudder Tax-Exempt Cash Institutional Shares

                     Scudder Tax-Exempt Cash Managed Shares
















                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 2004

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses for the Scudder Tax-Exempt Cash Institutional and Scudder Tax-Exempt Cash Managed Shares of the Portfolio, each dated August 1, 2004, as amended from time to time, copies of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-537-3177, or from the firm from which this Statement of Additional Information was obtained.

The Annual Report of the Portfolio, dated April 30, 2004, which accompanies this Statement of Additional Information may also be obtained free of charge by calling 1-800-537-3177. The Annual Report is incorporated by reference into and is hereby deemed to be a part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the prospectuses.

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

INVESTMENT RESTRICTIONS...........................................................................................1

INVESTMENT POLICIES AND TECHNIQUES................................................................................2

MANAGEMENT OF THE PORTFOLIO......................................................................................12

PORTFOLIO SERVICE PROVIDERS......................................................................................16
   Underwriter...................................................................................................16
   Independent Registered Public Accounting Firm and Reports to Shareholders.....................................18
   Legal Counsel.................................................................................................18
   Fund Accounting Agent.........................................................................................18
   Administrator.................................................................................................18
   Custodian, Transfer Agent And Shareholder Service Agent.......................................................18
   Brokerage Commissions.........................................................................................18

PURCHASE AND REDEMPTION OF SHARES................................................................................21

DIVIDENDS........................................................................................................26

NET ASSET VALUE..................................................................................................27

TAXES............................................................................................................27

OFFICERS AND TRUSTEES............................................................................................29

TRUST ORGANIZATION...............................................................................................37

PROXY VOTING GUIDELINES..........................................................................................38

FINANCIAL STATEMENTS.............................................................................................39

ADDITIONAL INFORMATION...........................................................................................40

APPENDIX -- RATINGS OF INVESTMENTS...............................................................................41

This Statement of Additional Information contains information about the Scudder Tax-Exempt Cash Institutional Shares ("Institutional Shares") and Tax-Exempt Cash Managed Shares ("Managed Shares") (collectively the "Shares") of Tax-Exempt Portfolio (the "Portfolio") offered by Cash Account Trust (the "Trust").

                             INVESTMENT RESTRICTIONS

The Trust has adopted for the Portfolio certain investment restrictions which, together with the investment objectives and policies of the Portfolio (except for policies designated as nonfundamental) may not be changed for the Portfolio without the approval of a majority of its outstanding voting securities which, under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities of a Portfolio present at such meeting, if holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

The Trust is an open-end diversified management investment company.

The Portfolio may not:

(1) Purchase securities if as a result of such purchase more than 25% of the Portfolio's total assets would be invested in any industry or in any one state. Municipal Securities and obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities are not considered an industry for purposes of this restriction.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer. For purposes of this limitation, the Portfolio will regard the entity that has the primary responsibility for the payment of interest and principal as the issuer.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6) Write, purchase or sell puts, calls or combinations thereof, although the Portfolio may purchase municipal securities subject to standby commitments in accordance with its investment objective and policies.

(7) Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships) except that the Portfolio may invest in Municipal Securities secured by real estate or interests therein.

(10) Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in municipal securities of issuers which invest in or sponsor such programs or leases.

(11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)      Issue senior securities as defined in the 1940 Act.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Portfolio may invest more than 25% of its total assets in industrial development bonds.

The  Portfolio,   as  a  nonfundamental  policy  that  may  be  changed  without shareholder vote, may not:

(i) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

The Portfolio will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the Portfolio's net assets valued at the time of the transaction would be invested in such securities.

                       INVESTMENT POLICIES AND TECHNIQUES

The Portfolio described in this Statement of Additional Information seeks to provide maximum current income consistent with stability of capital. The Portfolio is managed to maintain a net asset value of $1.00 per share.

The Trust is a money market mutual fund designed to provide its shareholders with professional management of short-term investment dollars. The Trust is designed for investors who seek maximum current income consistent with stability of capital. The Trust pools individual and institutional investors' money to buy high quality money market instruments. The Trust is a series investment company that is able to provide investors with a choice of separate investment portfolios. It currently offers three investment Portfolios: the Money Market Portfolio Shares, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio. The Tax-Exempt Portfolio currently offers four classes of shares: the Service Shares, the Premier Money Market Shares, the Tax-Exempt Cash Managed Shares, and the Scudder Tax-Exempt Cash Institutional Shares. Institutional and Managed Shares are described herein. The Portfolio's investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. Thus, the Portfolio is designed for investors who want to avoid the fluctuations of principal commonly associated with equity or long-term bond investments. There can be no guarantee that the Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share.


Tax-Exempt Portfolio. The Portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. The Portfolio pursues its objective primarily through a professionally managed, diversified portfolio of short-term high quality tax-exempt municipal obligations. Under normal circumstances, at least 80% of the Portfolio's net assets will, as a fundamental policy, be invested in obligations issued by or on behalf of states, territories and possessions of the United States and the
District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax and alternative minimum tax ("Municipal Securities"). In compliance with the position of the staff of the Securities and Exchange Commission (the "SEC"), the Portfolio does not consider certain "private activity" bonds (i.e., those subject to AMT) to be Municipal Securities for purposes of the 80% limitation. This is a fundamental policy so long as the staff maintains its position, after which it would become nonfundamental.


The Portfolio may purchase securities that provide for the right to resell them to an issuer, bank or dealer at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is referred to as a "Standby Commitment." Securities may cost more with Standby Commitments than without them. Standby Commitments will be entered into solely to facilitate portfolio liquidity. A Standby Commitment may be exercised before the maturity date of the related Municipal Security if the Portfolio's Advisor revises its evaluation of the creditworthiness of the underlying security or of the entity issuing the Standby Commitment. The Portfolio's policy is to enter into Standby Commitments only with issuers, banks or dealers that are determined by the Portfolio's Advisor to present minimal credit risks. If an issuer, bank or dealer should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Portfolio may purchase and sell Municipal Securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Portfolio at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Portfolio will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the Portfolio, is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Portfolio's assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

The Portfolio will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

In seeking to achieve its investment objective, the Portfolio may invest all or any part of its assets in Municipal Securities that are industrial development bonds. Moreover, although the Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Portfolio's investment manager. To the extent that the Portfolio's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Portfolio will be subject to the risks presented by such projects to a greater extent than it would be if the Portfolio's assets were not so concentrated.

Investment Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage or a financial instrument which a Portfolio may purchase are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing a Portfolio's assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio, but, to the extent employed, could, from time to time, have a material impact on a Portfolio's performance.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Portfolio may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although the

Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

The Portfolio may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will the Portfolio hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Portfolio's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to the Portfolio's limitation on investments in illiquid securities.

Certificates of Participation. The Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Portfolio an undivided interest in the Municipal Security in the proportion that the Portfolio's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Portfolio's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Portfolio. It is anticipated by the Portfolio's Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Funding Agreements (Money Market Portfolio only). Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a fund to terminate the agreement at a specified time to the insurance company prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it. Funding agreements are considered "illiquid" securities and will count towards a funds limit on investing in illiquid securities.

Illiquid Securities and Restricted Securities. The Portfolio may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold
(i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Portfolio's Board of Trustees has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Portfolio may be required to bear all or part of the registration expenses. The Portfolio may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, the Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Portfolio's decision to sell a restricted or illiquid security and the point at which the Portfolio is permitted or able to sell such security, the Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Portfolio.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of the Portfolio's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The Trust, on behalf of the Portfolio, has received exemptive relief from the SEC which permits the Portfolio to participate in an interfund borrowing and lending program among certain investment companies advised by the Advisor. The interfund borrowing and lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, the Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. The Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio, as a matter of nonfundamental policy, may not borrow except in accordance with its fundamental and nonfundamental policies.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of the Portfolio may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to a rule of the Securities and Exchange Commission, the Portfolio effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of its responsibilities under that rule, the Portfolio's Board of Trustees has approved policies established by the Portfolio's Advisor reasonably calculated to prevent the Portfolio's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Portfolio's Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the investment portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.


Securities eligible for investment by the Portfolio are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the two highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as "first tier securities." Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities." The Portfolio will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. The Portfolio may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the Portfolio may not make more than one such investment at any time during such period. The Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Portfolio. Further, the Portfolio may not invest more than the greater of (1) 1% of its total assets, or
(2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Portfolio.


The assets of the Portfolio consist entirely of cash items and investments having an effective maturity date of 12 months or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the underlying obligation). The term "Government securities," as used herein, means securities issued or guaranteed as to principal or interest by the US Government, its agencies or instrumentalities. The Portfolio will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of the Portfolio will vary according to management's appraisal of money market conditions. The Portfolio will invest only in securities determined by the Advisor, pursuant to procedures adopted by the Board, to be of high quality with minimal credit risks.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

The Portfolio may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of the Portfolio. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. The Portfolio has the right to sell the participation back to the bank after seven days' notice for the full principal amount of the Portfolio's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to the Portfolio, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from the Portfolio in connection with the arrangement. The Portfolio will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for the Portfolio.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover the Portfolio's original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of the Portfolio's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by the Portfolio may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Portfolio.

The Portfolio may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide the Portfolio with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide the Portfolio with the right to demand payment, on not more than seven days' notice, of all or any part of such the Portfolio's participation interest in the underlying municipal lease obligation, plus accrued interest.

Municipal Securities. Municipal Securities generally are classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by the Portfolio are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, the Portfolio may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. The Portfolio may invest in short-term "private activity" bonds. Municipal securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.

Municipal Securities which the Portfolio may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period.
Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The Portfolio may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

The Portfolio will invest only in Municipal Securities that at the time of purchase: (a) are rated within the two highest-ratings for Municipal Securities assigned by Moody's (Aaa or Aa) or assigned by S&P (AAA or AA); (b) are guaranteed or insured by the US Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of US Government securities acceptable to the Portfolio's Advisor; (d) have at the time of purchase Moody's short-term Municipal Securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P's municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody's or S&P; or (f) are determined to be at least equal in quality to one or more of the above ratings in the discretion of the Portfolio's Advisor. See "Appendix" for a more detailed discussion of the Moody's and S&P ratings outlined above. In addition, the Portfolio limits its investments to securities that meet the quality requirements of Rule 2a-7 under the 1940 Act. See "Net Asset Value."

Dividends representing net interest income received by the Portfolio on Municipal Securities will be exempt from federal income tax when distributed to the Portfolio's shareholders. Such dividend income may be subject to state and local taxes. The Portfolio's assets will consist of Municipal Securities, taxable temporary investments as described below and cash. The Portfolio considers short-term Municipal Securities to be those that mature in 12 months or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or Federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

From  time  to  time,  as a  defensive  measure  or when  acceptable  short-term
Municipal Securities are not available, the Portfolio may invest in taxable "temporary investments" that include: obligations of the US Government, its agencies or instrumentalities; debt securities rated within the two highest grades by Moody's or S&P; commercial paper rated in the two highest grades by either of such rating services; certificates of deposit of domestic banks with assets of $1 billion or more; and any of the foregoing temporary investments subject to repurchase agreements. Interest income from temporary investments is taxable to shareholders as ordinary income. Although the Portfolio is permitted to invest in taxable securities (limited under normal circumstances to 20% of the Portfolio's total assets), it is the Portfolio's primary intention to generate income dividends that are not subject to federal income taxes.

Repurchase Agreements. The Portfolio may invest in repurchase agreements, which are instruments under which the Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Portfolio's holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

The Portfolio may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations the Portfolio may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's, S&P or Duff.

A repurchase agreement provides a means for the Portfolio to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) "acquires a security (Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price on the date of repurchase. In either case, the income to the Portfolio (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by the Portfolio subject to a repurchase agreement as being owned by that fund or as being collateral for a loan by the Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and the Portfolio has not perfected an interest in the Obligation, the Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Portfolio is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Portfolio, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Portfolio may incur a loss if the proceeds to the Portfolio of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Portfolio will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Section 4(2) Paper. Subject to its investment objectives and policies, the Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Portfolio's Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the Portfolio on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Securities Backed by Guarantees. The Portfolio may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund's ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to the Portfolio and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by the Portfolio, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at the Portfolio's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by the Portfolio of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by  commitments acquired by the Portfolio may have the following features:
(1) they will be in writing and will be physically held by the Portfolio's custodian; (2) the Portfolio's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) the Portfolio's acquisition cost (excluding any accrued interest which the Portfolio paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

The Portfolio expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where the Portfolio has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the "Service") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Portfolio intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.

Third Party Puts. The Portfolio may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Portfolio at specified intervals not exceeding 12 months to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Portfolio receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to the Portfolio will be that of holding such a long-term bond and the weighted average maturity of the Portfolio's investments and the Portfolio's liquidity would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by the Portfolio, the Portfolio intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage the portfolio in a manner designed to minimize any adverse impact from these investments.

US   Government   Securities.   There   are   two   broad   categories   of   US
Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of the Portfolio's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the Portfolio and may even result in losses to the Portfolio if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of the Portfolio's average maturity. As a result, the Portfolio's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. The Portfolio may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

                           MANAGEMENT OF THE PORTFOLIO


Investment Advisor. On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment advisor for the Portfolio, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management ("DeAM") and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). DeIM, which is part of Deutsche Asset Management, is the investment advisor for the Portfolio. Under the supervision of the Board of Trustees of the Portfolio, DeIM, with headquarters at 345 Park Avenue, New York, New York, 10154 makes the Portfolio's investment decisions, buys and sells securities for the Portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds, DeIM provides a full range of investment advisory services to institutional and retail clients. The Portfolio's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.


Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is one of the most experienced investment counsel firms in the US It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, the Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments) was acquired by Deutsche Bank AG.

The Advisor manages the Portfolio's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees.

Pursuant to an investment management agreement with the Portfolio, the Advisor acts as the Portfolio's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

Today, the Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open-and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world researching hundreds of companies. In selecting securities in which the Portfolio may invest, the conclusions and investment decisions of the Advisor with respect to the Portfolio are based primarily on the analyses of its own research department.

In certain cases, the investments for the Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Portfolio is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for the Portfolio and also for other clients advised by the Advisor. Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Portfolio. Purchase and sale orders for the Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Portfolio.

The present investment management agreement (the "Agreement") was approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreement continued in effect until September 30, 2002 and continues from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Portfolio.

The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of its assignment.

Under the Agreement, the Advisor regularly provides the Portfolio with continuing investment management for the Portfolio's portfolio consistent with the Portfolio's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Portfolio's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code") and to the Portfolio's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Portfolio.

Under the Portfolio's Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for the Portfolio's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Trust (such as the Trust' s transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Trust's federal, state and local tax returns; preparing and filing the Trust's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Trust under applicable federal and state securities laws; maintaining the Trust's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Trust; assisting in the resolution of accounting and legal issues; establishing and monitoring the Trust's operating budget;
processing the payment of the Trust's bills; assisting the Trust in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Trust in the conduct of its business, subject to the direction and control of the Trustees.

Under its Agreement the Portfolio is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Portfolio who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Portfolio. The Portfolio is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Portfolio with respect thereto.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

The Portfolio, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Portfolio shares whose interests are held in an omnibus account.

For the services and facilities furnished to the Portfolio, the Portfolio pays a monthly investment management fee on a graduated basis at 1/12 of 0.22% of the first $500 million of combined average daily net assets of the Trust, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of combined average daily net assets of the Trust over $3 billion. The investment management fee is computed based on average daily net assets of the Portfolios of the Trust subject to the Agreement and allocated among all of the Portfolios of the Trust based upon the relative net assets of each Portfolio. For the fiscal years ended April 30, 2004, 2003 and 2002 the Tax-Exempt Portfolio paid the Advisor fees of $1,412,728, $1,374,206 and $1,565,293, respectively. From time to time the Advisor may voluntarily waive a portion of its fee.

In reviewing the terms of the Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Portfolio's expense.

Board Considerations of Annual Renewal of Investment Management Agreement. As part of the annual contract review process, commencing in July, the Board, as a whole, the Non-interested Trustees, separately, and the Portfolio's Oversight Committee met on several occasions to consider the renewal of the Portfolio's investment management agreement. The Oversight Committees initially analyzed and reviewed extensive materials, received responses from the Advisor and received advice from counsel. The Committees presented their findings and recommendations to the Non-interested Trustees as a group. The Non-interested Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. At a meeting on September 26, 2003, the Board concluded that the terms of the investment management agreement for the Portfolio is fair and reasonable and the continuance of the agreement is in the best interest of the Portfolio.

In connection with their meetings, the Oversight Committees and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the Advisor under the investment management agreement; (ii) the management fee, expense ratio and asset size of the Portfolio relative to peer groups; (iii) the level of the Advisor's profits with respect to the management of the Portfolio, including the methodology used to allocate costs among funds advised by the Advisor; (iv) the short-term and long-term performance of the Portfolio relative to appropriate peer groups and one or a combination of market indices; (v) fall-out benefits to the Advisor from its relationship to the Portfolio, including revenues derived from services provided to the Portfolio by affiliates of the Advisor; and (vi) the incidental benefits to the Advisor, the Portfolio and its shareholders.

Investment Performance. The Board reviewed the Portfolio's investment performance as well as the performance of a peer group of funds, and the performance of an appropriate index or combination of indices. The Board considered short-term and long-term performance, as well as the factors contributing to underperformance of certain funds advised by the Advisor and steps taken by the Advisor to improve such underperformance. In particular, the Board has requested the Advisor to identify Scudder funds whose performance rank in the lowest quartile of their peer group ("Focus Funds") and to provide more frequent reports of steps to monitor and improve performance of the Focus Funds.

Fees and Expenses. The Board considered the Portfolio's management fee rate, expense ratio and asset size relative to an appropriate peer group of funds, including information about the expense limitation commitments from the Advisor.

Profitability. The Board considered the level of the Advisor's profits with respect to the management of the Portfolio, including a review of the Advisor's methodology in allocating its costs to the management of the Portfolio. The Board considered the profits realized by the Advisor in connection with the operation of the Portfolio and whether the amount of profit is a fair entrepreneurial profit for the management of the Portfolio. The Board also considered the Advisor's profit margins in comparison with available industry data.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of the Portfolio and whether the Portfolio has appropriately benefited from any economies of scale. The Board considered whether the management fee rate is reasonable in relation to the asset size of the Portfolio.

Advisor Personnel and Methods. The Board considered the size, education and experience of the Advisor's staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies.

Other Benefits to the Advisor. The Board also considered the character and amount of other incidental benefits received by the Advisor and its affiliates.

Code of Ethics

The Trust, the Advisor and principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Trust, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Trust. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                           PORTFOLIO SERVICE PROVIDERS

Underwriter

Pursuant  to  an  underwriting   and   distribution   services   agreement  (the
"Distribution Agreement"), Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter for the Trust to provide information and services for existing and potential shareholders. The distribution agreement provides that SDI shall appoint various firms to provide cash management services for their customers or clients through a Portfolio.

As principal underwriter for the Trust, SDI acts as agent of the Trust in the continuous sale of its shares of the Portfolio. SDI pays all its expenses under the distribution agreement. The Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs. SDI has related selling group agreements with various firms to provide distribution services for Portfolio shareholders. SDI may, from time to time, pay or allow discounts, commissions or promotional incentives, in the form of cash, to firms that sell Shares of the Portfolio.

The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Trust or by SDI upon 60 days' written notice. Termination of the Distribution Agreement by the Trust may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the Trust as defined under the 1940 Act.


Administrative services are provided to the Managed Shares of the Portfolio under a shareholder services agreement ("Administration Agreement") with SDI. SDI bears all its expenses of providing services pursuant to the Administration Agreement between SDI and the Portfolio, including the payment of service fees. Currently, Managed Shares of the Portfolio pay SDI an administrative service fee, payable monthly, at an annual rate of 0.16% of average daily net assets of the Portfolio. This rate may be increased up to 0.25% by the Board. During the calendar year ended December 31, 2003, the Managed Shares paid administrative fees of $539,773. During the calendar year ended December 31, 2003, for Managed Shares, SDI paid $253,036 as services fees to firms. During the fiscal year ended April 30, 2003, the Managed Shares paid administrative service fees of $437,648. During the fiscal year ended April 30, 2003, for Managed Shares of the Portfolio, SDI (or the Advisor as predecessor to SDI) paid $167,128 as service fees to firms. During the fiscal year ended April 30, 2002, the Managed Shares paid administrative service fees of $232,607. During the fiscal year ended April 30, 2002, for Managed Shares, SDI (or the Advisor as predecessor to SDI) paid $194,792 as service fees to firms. Effective July 27, 2001, the Managed Shares of the Tax-Exempt Portfolio accrue the administrative service fee under a separate Rule 12b-1 Plan as described below.


SDI has entered into related administration services and selling group agreements ("Services Agreements") with various banks, broker-dealers and other service or administrative firms to provide cash distribution, management and other services for the Portfolio's shareholders. Such services and assistance may include, but may not be limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, providing automatic investment in Portfolio shares of client account balances, answering routine inquiries regarding the Portfolio, assisting clients in changing account options, designations and addresses, and such other services as may be agreed upon from time to time and as may be permitted by applicable statute, rule or regulation. Currently, SDI normally pays such firms for services at a maximum annual rate of 0.15% of average daily net assets of those accounts in the Managed Shares that they maintain and service. SDI in its discretion may pay certain firms additional amounts for Managed Shares or for Cash Institutional Shares. Firms to which service fees may be paid may include affiliates of SDI. SDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for the Managed Shares of the Portfolio.

The Portfolio has adopted for the Managed Shares Class a separate Rule 12b-1 Plan (the "Plan") pursuant to the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing shares. As noted above, the Managed Shares pay an administrative services fee to SDI as a percentage of average daily net assets for services provided for the benefit of the Portfolio and the shareholders. The Plan authorizes the payment of up to 0.25% for the Managed Shares. The Plan continues for additional one-year periods so long as such continuance is approved by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. The vote must take place at a meeting of the Board held in person and called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee to be paid by the Managed Shares of the Portfolio without approval by a majority of the outstanding voting securities of the Managed Shares of the Portfolio and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Plan. The Plan may be terminated at any time without penalty by a vote of the majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan, or by a vote of the majority of the outstanding voting securities of the Managed Shares of the Portfolio. Each class of the Portfolios of the Trust will vote separately with respect to the Plans.


During the fiscal year ended April 30, 2004, Managed Shares paid distribution services fees of $461,470.

During the fiscal year ended April 30, 2003, Managed Shares of the Portfolio paid distribution services fees of $403,318.

During the fiscal year ended April 30, 2002, Managed Shares of the Portfolio paid distribution services fees of $69,569, of which $23,648 was unpaid as of April 30, 2002.

Independent Registered Public Accounting Firm and Reports to Shareholders

The financial highlights of each Portfolio included in the Portfolio's prospectuses and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Portfolio and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Vedder, Price, Kaufman & Kammholz P.C, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Portfolio and the Independent Trustees.

Fund Accounting Agent


Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Portfolio and maintaining Portfolio and general accounting records. Currently, SFAC receives no fee for its services to the Portfolio; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, SFAC and State Street Bank and Trust Company ("SSB") (the "Sub-Accounting and Sub-Administrator Agreement"), SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and SFAC, not by the Portfolios.


Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolios.

Custodian, Transfer Agent And Shareholder Service Agent


State Street Bank and Trust Company ("SSB"), 225 Franklin Street, Boston, Massachusetts 02110, (the "Custodian"), as custodian, has custody of all securities and cash of the Trust. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Portfolio. SSB also acts as Transfer Agent for the Portfolio. Pursuant to a services agreement with SSB, Scudder Investments
Service Company ("SISC") 811 Main Street, Kansas City, MO 64105-2005; an affiliate of the Advisor, serves as "Shareholder Service Agent." SSB receives, as transfer agent, and pays to SISC annual account fees of a maximum of $13 per account plus out-of-pocket expense reimbursement.

During the fiscal year ended April 30, 2004, SSB remitted shareholder services fees in the amount of $261,003 for Managed shares to SISC as Shareholder Service Agent with respect to service provided to the Portfolio. During the fiscal year ended April 30, 2003, SSB remitted shareholder service fees in the amount of $957 for Institutional Shares and $279,191 for Managed Shares, respectively, to SISC as Shareholder Service Agent with respect to service provided to the Portfolio. During the fiscal year ended April 30, 2002, SSB remitted shareholder service fees in the amount of $26,977 for Institutional Shares and $192,295 for Managed Shares to SISC as Shareholder Service Agent with respect to service provided to the Portfolio.


Brokerage Commissions

Allocation of brokerage is supervised by the Advisor.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by the Portfolio for such purchases.

During the last three fiscal years the Portfolio paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.


Tax-Exempt versus Taxable Yield. You may want to determine which investment -- tax-exempt or taxable -- will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of [1 minus your marginal tax rate]. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that the Tax-Exempt Portfolio may generate. Both tables are based upon current law as to the 2004 tax rate schedules.

TO BE UPDATED

FEDERAL


Tax Equivalent Yields
Scudder 2004

       Taxable         Effective    Effective     Federal Tax             Taxable             Effective    Effective    Federal Tax
    Income Single      State Rate  Federal Rate      Bracket            Income Joint         State Rate     Federal       Bracket
    -------------      ----------  ------------      -------            ------------         ----------     -------       -------


  $29,051 - $70,350         0.00%      25.00%        25.00%          $58,101 - $117,250         0.00%       25.00%         25.00%
  $70,351 - $146,750        0.00%      28.00%        28.00%         $117,251 - $178,650         0.00%       28.00%         28.00%
 $146,751 - $319,100        0.00%      33.00%        33.00%         $178,651 - $319,100         0.00%       33.00%         33.00%
    over $319,100           0.00%      35.00%        35.00%            over $319,100            0.00%       35.00%         35.00%


                   If your combined federal and state effective tax rate in 2003 is:
                       10.00%     15.00%     25.00%      28.00%     33.00%     35.00%      25.00%     28.00%      33.00%      35.00%
To match these
tax-free yields:             Your taxable investment would have to earn the following yield:

          2.00%         2.22%      2.35%      2.67%       2.78%      2.99%      3.08%       2.67%      2.78%       2.99%       3.08%
          3.00%         3.33%      3.53%      4.00%       4.17%      4.48%      4.62%       4.00%      4.17%       4.48%       4.62%
          4.00%         4.44%      4.71%      5.33%       5.56%      5.97%      6.15%       5.33%      5.56%       5.97%       6.15%
          5.00%         5.56%      5.88%      6.67%       6.94%      7.46%      7.69%       6.67%      6.94%       7.46%       7.69%
          6.00%         6.67%      7.06%      8.00%       8.33%      8.96%      9.23%       8.00%      8.33%       8.96%       9.23%
          7.00%         7.78%      8.24%      9.33%       9.72%     10.45%     10.77%       9.33%      9.72%      10.45%      10.77%
          8.00%         8.89%      9.41%     10.67%      11.11%     11.94%     12.31%      10.67%     11.11%      11.94%      12.31%
          9.00%        10.00%     10.59%     12.00%      12.50%     13.43%     13.85%      12.00%     12.50%      13.43%      13.85%

Please note:

1)   This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4) Taxable income amounts represent taxable income as defined in the Internal Revenue Code.

                        PURCHASE AND REDEMPTION OF SHARES


General Information

Policies and procedures affecting transactions in Portfolio shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Portfolio's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Portfolio and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Portfolio and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Portfolio next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Portfolio's transfer agent, for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Portfolio's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Portfolio's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Portfolio through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Portfolio through the Shareholder Service Agent for these services.


Purchase of Shares

Shares of the Portfolio are sold at net asset value next determined after an order and payment are received in the form described in the prospectus. Investors must indicate the class of shares in the Portfolio in which they wish to invest. The Portfolio has established a minimum initial investment for the Managed Shares of $100,000 and $1,000 ($100 for IRAs and $50 for automatic investment plans) for each subsequent investment. The minimal initial investment for the Institutional Shares is $1,000,000. There is no minimum for each subsequent investment for the Institutional Shares. These minimums may be changed at anytime in management's discretion. Firms offering Portfolio shares may set higher minimums for accounts they service and may change such minimums at their discretion. The Trust may waive the minimum for purchases by trustees, directors, officers or employees of the Trust or the Advisor and its affiliates. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in US Dollars) will not be considered in proper form and will not be processed unless and until the Portfolio determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

The Portfolio seeks to remain as fully invested as possible at all times in order to achieve maximum income. Since the Portfolio will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank's account with its regional Federal Reserve Bank), the Portfolio has adopted procedures for the convenience of its shareholders and to ensure that the Portfolio receives investable funds. An investor wishing to open an account should use the Account Information Form available from the Trust or financial services firms. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in US Dollars) will not be considered in proper form and will not be processed unless and until the Portfolio determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

Orders for purchase of Managed Shares and Institutional Shares of the Portfolio received by wire transfer in the form of federal funds will be effected at the next determined net asset value. Shares purchased by wire will receive that day's dividend if effected at or prior to the 12:00 p.m. Eastern Time net asset value determination for the Portfolio.

Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 4:00 p.m. Eastern Time on the next business day following receipt and such Shares will receive the dividend for the next calendar day following the day the purchase is effected. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected on such check before Shares will be purchased.

If payment is wired in federal funds, the payment should be directed to UMB Bank, N.A. (ABA #101-000-695), 10th and Grand Avenue, Kansas City, MO 64106 for credit to the Portfolio bank account (CAT Tax-Exempt Portfolio 148 (Institutional Shares) or 248 (Managed Shares): 98-0119-985-4) and further credit to your account number.

Redemption of Shares

General. Upon receipt by the Shareholder Service Agent of a request in the form described below, shares of the Portfolio will be redeemed by the Portfolio at the next determined net asset value. If processed by 12:00 p.m. Eastern time, the shareholder will receive that day's dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their shares of the Portfolio will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

The Portfolio may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Portfolio's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Portfolio to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Trust's shareholders.

In addition, the Portfolio may delay payments of redemptions in the event of a closing of the Federal Reserve Bank's wire payment system until a reasonable time after the system reopens, but in any event the Portfolio may not delay payment more than seven days except under the circumstances discussed in the previous paragraph.

Although it is the Portfolio's present policy to redeem in cash, the Portfolio may pay the redemption price in part by a distribution of portfolio securities in lieu of cash, in conformity with any applicable regulatory requirements, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as may be deemed fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such redemption would not be liquid as a redemption entirely in cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares of a Portfolio solely in cash up to the lesser of $250,000 or 1% of the net assets of that Portfolio during any 90-day period for any one shareholder of record.

If shares of the Portfolio to be redeemed were purchased by check or through certain Automated Clearing House ("ACH") transactions, the Portfolio may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Portfolio of the purchase amount. Shareholders may not use ACH or Redemption Checks (defined below) until the shares being redeemed have been owned for at least 10 days and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

If shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other fund, the redemption of such shares by the Portfolio may be subject to a contingent deferred sales charge as explained in such prospectus.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Trust or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless the Trust or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

The Portfolio reserves the right to redeem an account that falls below the minimum investment level. Thus, a shareholder who makes only the minimum initial investment and then redeems any portion thereof might have the account redeemed. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before the Portfolio redeems the shareholder account.

Financial services firms provide varying arrangements for their clients to redeem Portfolio shares. Such firms may independently establish and charge amounts to their clients for such services.

Regular Redemptions. When shares are held for the account of a shareholder by the Trust's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Scudder Investments Service Company, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Telephone Redemptions. If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-537-3177. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificate form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Portfolio reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 12:00 p.m. Eastern time will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-537-3177 or in writing, subject to the limitations on liability. The Portfolio is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Portfolio currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of the Portfolio were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificate form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Portfolio reserves the right to terminate or modify this privilege at any time.

Redemptions By Draft (Managed Shares Only). Upon request, shareholders will be provided with drafts to be drawn on the Portfolio ("Redemption Checks"). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $1,000. If the check is less than $1,000 a $10 service fee will be charged as described below. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until the Portfolio receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from the Portfolio or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. The Portfolio reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of the Portfolio. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by the Portfolio.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been owned for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. The Portfolio reserves the right to terminate or modify this privilege at any time.

The Portfolio may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Portfolio shares in excess of the value of the Portfolio account or in an amount less than $1,000; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.

Special Redemption Features. Certain firms that offer Shares of the Portfolio also provide special redemption features through charge or debit cards and checks that redeem Portfolio Shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

Special Features

Exchange Privilege. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.-Prime Series, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.-Treasury Series, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.-Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Portfolio into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, financial services firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the Portfolio held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain an exchange form and prospectuses of the other funds from firms or the Principal Underwriter. Exchanges also may be authorized by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing subject to the limitations on liability described in the prospectus. Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to implement the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Automatic Withdrawal Program (Managed Shares Only). An owner of $5,000 or more of the Portfolio's shares may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or the owner's designated payee monthly, quarterly, semi-annually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. Dividend distributions will be reinvested automatically at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be amended on thirty days notice by the Portfolio and may be terminated at any time by the shareholder or the Portfolio. Firms provide varying arrangements for their clients to redeem shares of the Portfolio on a periodic basis. Such firms may independently establish minimums for such services.

Tax-Sheltered Retirement Programs. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish your account in any of the following types of retirement plans:

o Individual Retirement Accounts (IRAs) trusteed by State Street Bank and Trust Company ("SSB"). This includes Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.

o 403(b) Custodial Accounts also trusteed by SSB. This type of plan is available to employees of most non-profit organizations.


o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum contribution per participant is the lesser of 25% of compensation or $30,000.


Brochures describing the above plans as well as providing model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans trusteed by SSB describe the current fees payable to SSB for its services as trustee. Investors should consult with their own tax advisors before establishing a retirement plan.


Electronic Funds Transfer Programs. For your convenience, the Trust has established several investment and redemption programs using electronic funds transfer via the Automated Clearing House (ACH). There is currently no charge by the Trust for these programs. To use these features, your financial institution (your employer's financial institution in the case of payroll deposit) must be affiliated with an Automated Clearing House (ACH). This ACH affiliation permits the Shareholder Service Agent to electronically transfer money between your bank account, or employer's payroll bank in the case of Direct Deposit, and your account. Your bank's crediting policies of these transferred funds may vary. These features may be amended or terminated at any time by the Trust. Shareholders should contact Scudder Investments Service Company at 1-800-621-1048 or the financial services firm through which their account was established for more information. These programs may not be available through some firms that distribute shares of the Portfolio.

Internet Access

World Wide Web Site Scudder maintains a website that is http://www.scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view fund prospectuses. Users can fill out new account forms on-line, order free software, and request literature on funds.

                                    DIVIDENDS

Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of a Portfolio at the net asset value normally on the last business day of the month. The Portfolio will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have Portfolio dividends invested without sales charge in shares of another Scudder Mutual Fund offering this privilege at the net asset value of such other fund. See "Special Features -- Exchange Privilege" for a list of such other Scudder Mutual Funds. To use this privilege of investing Portfolio dividends shares in another Scudder Mutual Fund, shareholders must maintain a minimum account value of $100,000 and $1,000,000 for the Managed and Institutional Shares of the Portfolio, respectively, and must maintain a minimum account value of $1,000 in the Portfolio in which dividends are reinvested.


The Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Portfolio consists of (a) accrued interest income plus or minus amortized discount or premium, excluding market discount for the Portfolio, (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the Portfolio. Expenses of the Portfolio are accrued each day. While the Portfolio's investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value of the Portfolio deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.


If the shareholder elects to receive dividends in cash, checks will be mailed monthly, within five business days of the reinvestment date (described below), to the shareholder or any person designated by the shareholder. At the option of the shareholder, cash dividends may be sent by Federal Funds wire. Shareholders may request to have dividends sent by wire on the Account Application or by contacting the Shareholder Service Agent (see "Purchase of Shares"). The Portfolio reinvests dividend checks (and future dividends) in shares of the Portfolio if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the Portfolio unless the shareholder requests that such policy not be applied to the shareholder's account.

                                 NET ASSET VALUE

The net asset value of shares of the Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

As described in the prospectus, the Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of the Portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Portfolio's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio's net asset value also may be processed on a confirmed basis in accordance with the procedures established by SDI.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Portfolios. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Portfolio.

The Portfolio intends to continue to qualify under the Internal Revenue Code of 1986, as amended (the "Code") as a regulated investment company and, if so qualified, will not be liable for Federal income taxes to the extent its earnings are distributed. The Portfolio also intends to meet the requirements of the Code applicable to regulated investment companies distributing tax-exempt interest dividends and, accordingly, dividends representing net interest received on Municipal Securities will not be included by shareholders in their gross income for Federal income tax purposes, except to the extent such interest is subject to the alternative minimum tax as discussed below. Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the US Government) and net short-term capital gains, if any, are taxable to shareholders as ordinary income. Net interest on certain "private activity bonds" issued on or after August 8,1986 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from the Portfolio are to be treated as interest on private activity bonds in proportion to the interest income the Portfolio receives from private activity bonds, reduced by allowable deductions.

The Portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

The Portfolio must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

Exempt-interest dividends, except to the extent of interest from "private activity bonds," are not treated as a tax-preference item. For a corporate shareholder, however, such dividends will be included in determining such corporate shareholder's "adjusted current earnings." Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's other alternative minimum taxable income with certain adjustments will be a tax-preference item. Corporate shareholders are advised to consult their tax advisors with respect to alternative minimum tax consequences.

Shareholders  will be required to disclose on their  Federal  income tax returns
the  amount  of  tax-exempt   interest   earned   during  the  year,   including
exempt-interest dividends received from the Portfolio.

Individuals whose modified income exceeds a base amount will be subject to Federal income tax on up to 85% of their Social Security benefits. Modified income includes adjusted gross income, tax-exempt interest, including exempt-interest dividends from the Portfolio, and 50% of Social Security benefits.

The tax exemption of dividends from the Portfolio for Federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and shareholders of the Portfolio are advised to consult their own tax advisors as to the status of their accounts under state and local tax laws.

The Portfolio is required by federal income tax law to withhold a portion of taxable dividends paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisors regarding the 20% withholding requirement.

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for Federal income tax purposes. Further, the Portfolio may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds held by the Portfolio or are "related persons" to such users; such persons should consult their tax advisors before investing in the Portfolio.

Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for IRAs and other fiduciary accounts for which Investors Fiduciary Trust Company serves as trustee will be sent quarterly. Firms may provide varying arrangements with their clients with respect to confirmations. Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.

                              OFFICERS AND TRUSTEES

Cash Account Trust

The following table presents certain information regarding the Trustees and Officers the Trust as of August 1, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholders' meeting called for the purpose of electing such Trustee and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the portfolios.

Independent Trustees

-----------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                           Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                      in Fund Complex
Served^1                       Other Directorships Held                                             Overseen
-----------------------------------------------------------------------------------------------------------------------

Shirley D. Peterson (1941)     Retired; formerly, President, Hood College (1995-2000); prior                81
Chairman and Trustee,          thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
1995-present                   Internal Revenue Service; Assistant Attorney General (Tax), US
                               Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel
                               production); Goodyear Tire & Rubber Co. Trustee, Bryn Mawr College.
                               Former Directorship: Bethlehem Steel Corp.

-----------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)      Retired; formerly, Executive Vice President and Chief Risk                   81
Trustee, 1999-present          Management Officer, First Chicago NBD Corporation/The First
                               National Bank of Chicago (1996-1998); Executive Vice President and
                               Head of International Banking (1995-1996). Directorships: Enron
                               Corporation (energy trading firm) (effective May 30, 2002);  First
                               Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways,
                               Inc. (provider of disease and care management services); Portland
                               General Electric (utility company).
-----------------------------------------------------------------------------------------------------------------------


                                       29

-----------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                           Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                      in Fund Complex
Served^1                       Other Directorships Held                                             Overseen
-----------------------------------------------------------------------------------------------------------------------
Lewis A. Burnham (1933)        Retired; formerly, Director of Management Consulting, McNulty &              81
Trustee, 1977-present          Company; (1990-1998); prior thereto, Executive Vice President,
                               Anchor Glass Container Corporation.
-----------------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)       Retired; formerly, Executive Vice President, A. O. Smith                     81
Trustee, 1980-present          Corporation (diversified manufacturer) (1963-1994).
-----------------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)          Distinguished Fellow, University of Illinois, Institute of                   81
Trustee, 1999-present          Government and Public Affairs (1999-present); formerly, Governor,
                               State of Illinois (1991-1999). Directorships: Kemper Insurance
                               Companies; John B. Sanfilippo & Son, Inc.
                               (processor/packager/marketer of nuts, snacks and candy products);
                               Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products).
-----------------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)         President, Cook Street Holdings (consulting); Senior Visiting                81
Trustee, 2002-present          Research Scholar, Graduate School of International Studies,
                               University of Denver; Consultant, World Bank/Inter-American
                               Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer,
                               The Eric Group, Inc. (environmental insurance) (1986-1998).
-----------------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)       Retired; formerly, Chairman, Harnischfeger Industries, Inc.                  81
Trustee, 1981-present          (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto
                               Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorship: RCP Advisors, LLC (a private equity investment advisory firm).
-----------------------------------------------------------------------------------------------------------------------
Fred B. Renwick (1930)         Retired; Professor Emeritus of Finance, New York University, Stern           81
Trustee, 1988-present          School of Business (2001- present); formerly, Professor, New York
                               University Stern School of Business (1965-2001). Directorships: The
                               Wartburg Foundation; Chairman, Finance Committee of Morehouse
                               College Board of Trustees; formerly, Director of Board of Pensions,
                               Evangelical Lutheran Church in America; member of the Investment
                               Committee of Atlanta University Board of Trustees; Chair of the
                               Investment Committee, American Bible Society Board of Trustees.
-----------------------------------------------------------------------------------------------------------------------
John G. Weithers (1933)        Retired; formerly, Chairman of the Board and Chief Executive                 81
Trustee, 1993-present          Officer, Chicago Stock Exchange. Directorships: Federal Life
                               Insurance Company; Chairman of the Members of the Corporation and
                               Trustee, DePaul University; formerly, International Federation of
                               Stock Exchanges; Records Management Systems.
-----------------------------------------------------------------------------------------------------------------------

                                       30

Interested Trustee and Officers^2

----------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the                                                                           Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                      in Scudder Fund
Served^1                       Other Directorships Held                                             Complex Overseen
----------------------------------------------------------------------------------------------------------------------

William N. Shiebler^3 (1942)   Chief Executive Officer in the Americas for Deutsche Asset                  147
Trustee, 2004-present          Management ("DeAM") and a member of the DeAM Global Executive
                               Committee (since 2002); Vice Chairman of Putnam Investments, Inc.
                               (1999); Director and Senior Managing Director of Putnam
                               Investments, Inc. and President, Chief Executive Officer, and
                               Director of Putnam Mutual Funds Inc. (1990-1999)

----------------------------------------------------------------------------------------------------------------------
Julian F. Sluyters^4 (1960)    Managing Director, Deutsche Asset Management (since May 2004);              n/a
Chief Executive Officer,       President and Chief Executive Officer of The Brazil Fund, Inc., The
2004-present                   Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder
                               New Asia Fund, Inc. (since May 2004); President and Chief Executive
                               Officer, UBS Fund Services (2001-2003); Chief Administrative
                               Officer (1998-2001) and Senior Vice President and Director of
                               Mutual Fund Operations (1991 to 1998) UBS Global Asset Management
----------------------------------------------------------------------------------------------------------------------
Brenda Lyons^5 (1963)          Managing Director, Deutsche Asset Management                                n/a
President, 2003-present
----------------------------------------------------------------------------------------------------------------------
Philip J. Collora (1945)       Director, Deutsche Asset Management                                         n/a
Vice President and Assistant
Secretary, 1986-present
----------------------------------------------------------------------------------------------------------------------
Kenneth Murphy^5 (1963)        Vice President, Deutsche Asset Management (2000-present); formerly,         n/a
Vice President, 2002-present   Director, John Hancock Signature Services (1992-2000)
----------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo^5 (1957)      Managing Director, Deutsche Asset Management (April 2004 to                 n/a
Treasurer and Chief Financial  present); formerly, Director, Deutsche Asset Management (April
Officer, 2002-present          2000-March 2004); Vice President and Department Head, BT Alex.
                               Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999);
                               Senior Manager, Coopers & Lybrand L.L.P. (now
                               PricewaterhouseCoopers LLP) (1993-1998)
----------------------------------------------------------------------------------------------------------------------
John Millette^5 (1962)         Director, Deutsche Asset Management                                         n/a
Secretary, 2001-present
----------------------------------------------------------------------------------------------------------------------
Lisa Hertz^4 (1970)            Assistant Vice President, Deutsche Asset Management                         n/a
Assistant Secretary,
2003-present
----------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch^6 (1954)      Managing Director, Deutsche Asset Management (2002-present) and             n/a
Assistant Secretary,           Director, Deutsche Global Funds Ltd. (2002-present); formerly,
2002-present                   Director, Deutsche Asset Management (1999-2002); Principal, BT
                               Alex. Brown Incorporated (now Deutsche Bank Securities Inc.)
                               (1998-1999); Assistant General Counsel, United States Securities
                               and Exchange Commission (1993-1998)
----------------------------------------------------------------------------------------------------------------------
Caroline Pearson^5 (1962)      Managing Director, Deutsche Asset Management                                n/a
Assistant Secretary,
1998-present
----------------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo^5    Director, Deutsche Asset Management                                         n/a
(1957)
Assistant Treasurer,
2003-present
----------------------------------------------------------------------------------------------------------------------


                                       31

----------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the                                                                           Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                      in Scudder Fund
Served^1                       Other Directorships Held                                             Complex Overseen
----------------------------------------------------------------------------------------------------------------------
Salvatore Schiavone^5 (1965)   Director, Deutsche Asset Management                                         n/a
Assistant Treasurer,
2003-present
----------------------------------------------------------------------------------------------------------------------
Kevin M. Gay^5 (1959)          Vice President, Deutsche Asset Management                                   n/a
Assistant Treasurer,
2004-present
----------------------------------------------------------------------------------------------------------------------


^1 Length of time served represents the date that each Trustee was first elected to the common board of Trusteeswhich oversees a number of investment companies, including the Fund, managed by the Advisor. For the Officers of the Fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees


^2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

^3       Address:  280 Park Avenue, New York, New York

^4       Address:  345 Park Avenue, New York, New York

^5       Address:  Two International Place, Boston, Massachusetts

^6       Address:  One South Street, Baltimore, Maryland

Officers' Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson:              Secretary
Philip J. Collora:             Assistant Secretary


Trustees' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust's Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. A majority of the Trust's Board members are not affiliated with the Advisor.


The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.


Board Committees: The Trust's Board has the following committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firms for the Trust, confers with the independent registered public accounting firm regarding the Trust's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and Lewis A. Burnham. The Audit Committee held ten meetings during calendar year 2003.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Trust's Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Lewis A. Burnham (Chair), James
R. Edgar and Shirley D. Peterson. The Nominating and Governance Committee held six meetings during calendar year 2003. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) to the Secretary of the Trust.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Trust's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), William N. Shiebler and John G. Weithers. Alternate members are Donald L. Dunaway and Lewis A. Burnham. The Trusts' Valuation Committee held two meetings during calendar year 2003.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Trust, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), Lewis A. Burnham and John G. Weithers. The Equity Oversight Committee held four meetings during calendar year 2003.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Trust, such as investment performance and risk, expenses and services provided under the investment management agreements. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and Shirley D. Peterson. The Fixed-Income Oversight Committee held five meetings during calendar year 2003.

Operations Committee: The Operations Committee oversees the operations of the Trust, such as reviewing administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman, Fred B. Renwick and John G. Weithers. The Operations Committee held seven meetings during calendar year 2003.

Remuneration. Each Independent Trustee receives a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Trust's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Trust and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee's share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Trust, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Trust. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Trust and aggregate compensation from the fund complex during the calendar year 2003.

                                                    Pension or Retirement     Total Compensation Paid
                             Compensation from    Benefits Accrued as Part    to Trustees from Fund
Name of Trustee            Tax-Exempt Portfolio       of Fund Expenses             Complex(4)(5)
---------------            --------------------       ----------------             -------------

John W. Ballantine         $4,280                            $0                     $218,350
Lewis A. Burnham           $4,640                            $0                     $209,620
Donald L. Dunaway(1)       $4,360                            $0                     $239,200
James R. Edgar(2)          $3,840                            $0                     $175,210
Paul K. Freeman            $4,200                            $0                     $194,280
Robert B. Hoffman          $4,080                            $0                     $189,160
Shirley D. Peterson(3)     $4,560                            $0                     $207,790
Fred B. Renwick            $3,960                            $0                     $183,940
John G. Weithers           $4,000                            $0                     $185,380

(1) Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Portfolio to Mr. Dunaway are $444.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Portfolio to Governor Edgar are $11,222.

(3) Includes $19,020 in annual retainer fees received by Ms. Peterson as Lead Trustee.

(4) For each Trustee, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 81 funds/portfolios. Each Trustee currently serves on the boards of 31 DeAM trusts/corporations comprised of 82 funds/portfolios.


(5) Aggregate compensation reflects amounts paid to the Trustees for special meetings in connection with amending the administrative services agreement and the transfer agency agreement and the delegation of certain fund accounting functions to SSB. Such amounts totaled $15,510 for Messrs. Ballantine and Dunaway, $8,560 for Messrs. Freeman, Hoffman, Renwick, and Weithers, and $5,170 for Messrs. Burnham and Edgar and Ms. Peterson. These meeting fees were borne by the Advisor.

Mr. Freeman, prior to his service as Independent Trustee of the Trust, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members as Trustees of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, DeAM agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.


Trustee Fund Ownership. Under the Trust's Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Independent Trustee's personal investment needs. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee's share ownership of the Fund and all funds in the fund complex overseen by each Trustee as of December 31, 2003.

                                       Dollar Range of
                               Securities Owned in Cash Account
Name of Trustee                 Trust: Tax-Exempt Portfolio
---------------                 ---------------------------


John W. Ballantine                           None
Lewis A. Burnham                             None
Donald L. Dunaway*                           None
James R. Edgar*                              None
Paul K. Freeman                              None
Robert B. Hoffman                            None
Shirley D. Peterson                          None
Fred B. Renwick                              None
William N. Shiebler                          None
John G. Weithers                             None


                                        Aggregate Dollar Range of
                                         Securities Owned in All
                                        Funds in the Fund Complex
Name of Trustee                            Overseen by Trustee
---------------                            -------------------

John W. Ballantine                              Over $100,000
Lewis A. Burnham                                Over $100,000
Donald L. Dunaway*                              Over $100,000
James R. Edgar*                                 Over $100,000
Paul K. Freeman                                 Over $100,000
Richard T. Hale                                 Over $100,000
Robert B. Hoffman                               Over $100,000
Shirley D. Peterson                             Over $100,000
Fred B. Renwick                                 Over $100,000

William N. Shiebler                             None**

John G. Weithers                                Over $100,000

* The dollar range of shares shown includes share equivalents of certain Scudder funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust's Deferred Compensation Plan as more fully described above under "Remuneration."


** Mr. Shiebler was elected to the Board effective June 18, 2004. As of December 31, 2003 Mr. Shiebler owned over $100,000 in other funds within the Scudder Fund Complex.

As of July 12, 2004, all Trustees and Officers of the Trust as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Trust.

To the best of the Trusts' knowledge, as of July 12, 2004, no person owned of record or beneficially 5% or more of any class of a Portfolio's outstanding shares, except as noted below.

As of July 12, 2004, 81,038.376 shares in the aggregate, or 16.33% of the outstanding shares of Cash Account Trust, Tax-Exempt Portfolio, Institutional Shares were held in the name of State Street Kansas City, Anchorboard & Co.,
Attn: Chris Davis, 801 Pennsylvania Ave., Kansas City, MO 64105-1307.

As of July 12, 2004, 35,284,734.600 shares in the aggregate, or 8.39% of the outstanding shares of Cash Account Trust, Tax-Exempt Portfolio, Managed Shares were held in the name of Saturn & Co., Attn: ICMS Processing, 200 Clarendon St., Boston, MA 02116-5021.

As of July 12, 2004, 64,562,664.450 shares in the aggregate, or 15.36% of the outstanding shares of Cash Account Trust, Tax-Exempt Portfolio, Managed Shares were held in the name of Turtle & Co. CC, 1200 Crown Colony Dr., Quincy, MA 02169-0938.

As of July 12, 2004, 56,912,145.910 shares in the aggregate, or 11.47% of the outstanding shares of Cash Account Trust, Tax-Exempt Portfolio, Institutional Shares were held in the name of Bankers Trust, Private Bank Custody Sweep A/C, MS NYC 03-2202, 280 Park Ave., New York, NY 10017-1216.

As of July 12, 2004, 49,754,226.480 shares in the aggregate, or 11.83% of the outstanding shares of Cash Account Trust, Tax-Exempt Portfolio, Managed Shares were held in the name of Bankers Trust, Private Bank Sweep A/C, MS NYC 03-2202, 280 Park Ave., New York, NY 10017-1216.

As of July 12, 2004, 35,000,000.000 shares in the aggregate, or 7.05% of the outstanding shares of Cash Account Trust, Tax-Exempt Portfolio, Institutional Shares were held in the name of Waterferry, Attn: Steven Engel, 745 7th Ave., New York, NY 10019-6801.

As of July 12, 2004, 205,763,781.890 shares in the aggregate, or 41.47% of the outstanding shares of Cash Account Trust, Tax-Exempt Portfolio, Institutional Shares were held in the name of Bowen David & Co., PO Box 55806, Boston, MA 02205-5806.

As of July 12, 2004, 188,626,000.00 shares in the aggregate, or 44.87% of the outstanding shares of Cash Account Trust, Tax-Exempt Portfolio, Managed Shares were held in the name of Fiduciary Trust Co., Int'l AS Agent, Attn: Mutual Fund Processing, Attn: Frank Lomassaro, 600 5th Ave., New York, NY 10020-2302.

As of July 12, 2004, 52,289,500.00 shares in the aggregate, or 12.44% of the outstanding shares of Cash Account Trust, Tax-Exempt Portfolio, Managed Shares were held in the name of Fiduciary Trust Co., Int'l AS Agent, Non Compensation Account, Attn: Frank Lomassaro, 600 5th Ave., New York, NY 10020-2302.

As of July 12, 2004, 124,273.720 shares in the aggregate, or 85.94% of the outstanding shares of Cash Account Trust, Tax-Exempt Portfolio, Service Shares were held in the name of John's Starkouich & Johanna Starkouich TTEE, Starkouich Fam Liv TR, PO Box 3149, Federal Way, WA 98063-3149.

As of July 12, 2004, 91,030,483.310 shares in the aggregate, or 50.90% of the outstanding shares of Cash Account Trust, Tax-Exempt Portfolio, Premier Shares were held in the name of LPL Financial Services, 9785 Towne Centre Drive, San Deigo, CA 92121-1968.

As of July 12, 2004, 104,690,209.880 shares in the aggregate, or 21.10% of the outstanding shares of Cash Account Trust, Tax-Exempt Portfolio, Institutional Shares were held in the name of DB Alex Brown/Pershing, 1 Pershing PLZ, Jersey City, NJ 07399-0001.


Ownership in Securities of the Advisors and Related Companies


As reported to the Trust, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Trust and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Trust (including Deutsche Bank AG).

                               Owner and                                          Value of        Percent of Class
Independent                   Relationship                                    Securities on an         on an
Trustees                      to Trustees       Company     Title of Class    Aggregate Basis     Aggregate Basis
--------                      -----------       -------     --------------    ---------------     ---------------

John W. Ballantine                n/a            None             n/a               n/a                 n/a
Lewis A. Burnham                  n/a            None             n/a               n/a                 n/a
Donald L. Dunaway                 n/a            None             n/a               n/a                 n/a
James R. Edgar                    n/a            None             n/a               n/a                 n/a
Paul K. Freeman                   n/a            None             n/a               n/a                 n/a
Robert B. Hoffman                 n/a            None             n/a               n/a                 n/a
Shirley D. Peterson               n/a            None             n/a               n/a                 n/a
Fred B. Renwick                   n/a            None             n/a               n/a                 n/a
John G. Weithers                  n/a            None             n/a               n/a                 n/a

                               TRUST ORGANIZATION

The Trust is an open-end, diversified management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into three series:
Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. Money Market Portfolio is currently divided into five classes of shares: Premium Reserve Shares, Premier Money Market Shares, Institutional Shares, Institutional Select Shares and Service Shares. Government & Agency Securities Portfolio is divided into two classes of shares: Premier Money Market Shares and Services Shares. Tax-Exempt Portfolio is divided into four classes of shares: Managed Shares, Institutional Shares, Premier Money Market Shares and Services Shares.

The Trustees have the authority to create additional Portfolios and to designate the relative rights and preferences as between the different Portfolios. The Trustees also may authorize the division of shares of a Portfolio into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Portfolio's prospectus. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Portfolio or class by notice to the shareholders without shareholder approval.

The Trust generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust as amended of the Portfolio ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of the Portfolio or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of the Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Portfolio, or any registration of the Portfolio with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any Portfolio or class) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Portfolio. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Portfolio and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Portfolio or the Trust's Trustees. Moreover, the Declaration of Trust provides for indemnification out of Portfolio property for all losses and expenses of any shareholder held personally liable for the obligations of a Portfolio and each Portfolio may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Manager remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Portfolio itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns, retires or is removed.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

                             PROXY VOTING GUIDELINES

The portfolio has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The portfolio has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the portfolio's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the fund, and the interests of the Advisor and its affiliates, including each portfolio's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

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

o Routine Matters -- The Advisor generally votes for the ratification of independent registered public accounting firm, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.


Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the portfolio's best interests, determine under some circumstances to vote contrary to those positions.


The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

                              FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of Tax-Exempt Portfolio, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Portfolio dated April 30, 2004 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information. Information concerning portfolio holdings of a Scudder Fund as of a month end is available upon request no earlier than the 16th day after month end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

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

                             ADDITIONAL INFORMATION

The CUSIP number of Tax-Exempt Portfolio's Institutional shares is 147539-886.

The CUSIP number of Tax-Exempt Portfolio's Managed shares is 147539-878.

The Portfolio has a fiscal year end of April 30.

The Portfolio's prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Portfolio has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Portfolio and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

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

                       APPENDIX -- RATINGS OF INVESTMENTS

COMMERCIAL PAPER RATINGS

A-1, A-2, Prime-1, Prime-2 and Duff 1, Duff 2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

MIG-1 and MIG-2 Municipal Notes

Moody's Investors Service, Inc.'s ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR'S CORPORATION BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by Standard & Poor's Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

DUFF & PHELP'S INC. BOND RATINGS

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.







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